Xtrackers Harvest CSI 300 China A-Shares ETF
NYSE Arca, Inc.: ASHR

Xtrackers MSCI China A Inclusion Equity ETF
NYSE Arca, Inc.: ASHX

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
NYSE Arca, Inc.: ASHS

Xtrackers MSCI All China Equity ETF
NYSE Arca, Inc.: CN

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY ENTITY OR PERSON.

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INVESTMENT OBJECTIVE

The Xtrackers Harvest CSI 300 China A-Shares ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.65
Other Expenses	None
Total Annual Fund Operating Expenses	0.65

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 68%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investments results that correspond generally to the performance, before fees and expense, of the Underlying Index, which is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 300 largest and most liquid stocks in the China A-Share market. The Underlying Index includes small-cap, mid-cap, and large-cap stocks. DBX Advisors LLC (the “Adviser”) expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses obtained from the China Securities Regulatory Commission (“CSRC”). QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.

Harvest Global Investments Limited (the “Sub-Adviser” or “HGI”) is a licensed RQFII and has been granted RQFII quota for the Fund’s investments. The Sub-Adviser, on behalf of the Fund, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount. The Sub-Adviser may apply for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is

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no guarantee that an application for additional quota will be granted. The Fund may also invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and any of the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository or, Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, the Fund’s direct investments in A-Shares will be limited by the quota allocated to the RQFII, i.e., the Sub-Adviser, or QFII, via Stock Connect, and by the daily quotas that limit total purchases and/or sales through Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.

The Sub-Adviser expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Sub-Adviser expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Sub-Adviser to acquire component securities due to limited availability or regulatory restrictions, the Sub-Adviser may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index when the Sub-Adviser is using a representative sampling indexing strategy.

The Fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index. The Fund will seek to achieve its investment objective by primarily investing directly in A-Shares. Because the Fund does not satisfy the criteria to qualify as an RQFII or QFII itself, the Fund intends to invest directly in A-Shares via the A-Share quota granted to the Sub-Adviser and may also invest through Stock Connect. While the Fund intends to invest primarily and directly in A-Shares, the Fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser and/or Sub-Adviser believes will help the Fund to achieve its investment objective. The remainder of the Fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers.

As of July 31, 2017, the Underlying Index consisted of 300 securities with an average market capitalization of approximately $15.7 billion and a minimum market capitalization of approximately $1.9 billion.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services (35.8%) and industrials (15.4%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return, and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

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Special risk considerations relating to the RQFII regime and investments in A-Shares. The Adviser’s ability to achieve the Fund’s investment objective by investing in the component securities of the Underlying Index is dependent on the continuous availability of A-Shares. Because the Fund will not be able to invest directly in A-Shares in excess of the Sub-Adviser’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the Fund’s direct investment in A-Shares may be limited. If the Sub-Adviser’s RQFII quota is or becomes inadequate to meet the investment needs of the Fund or if the Sub-Adviser is unable to maintain its RQFII status, the Sub-Adviser may seek to gain exposure to the A-Share market by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market until additional RQFII quota can be obtained. A reduction in or elimination of the RQFII quota may not only adversely affect the ability of the Fund to invest directly in A-Shares, but also the willingness of swap counterparties to engage in swaps and the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFII or RQFII status or are otherwise able to obtain A-Shares quota. In addition, the RQFII quota may be reduced or revoked by Chinese regulators if, among other things, the Sub-Adviser fails to observe SAFE and other applicable Chinese regulations, which could also lead to other adverse consequences, including the requirement that the Fund dispose of its A-Shares holdings. There can be no guarantee that the Fund will be able to invest in appropriate futures contracts, swaps and other derivative instruments, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such instruments available. In addition, there are custody risks associated with investing through an RQFII, where, due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser, the Fund’s assets may not be as well protected from the claims of the Sub-Adviser’s creditors than if the Fund had an account in its name only.

If the Fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the limited availability of RQFII quota or other investments that provide exposure to the performance of A-Shares, the Fund could, among other actions, limit or suspend creations until the Sub-Adviser determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the Fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as its component securities, or decide to liquidate the Fund.

Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade limitations, (xi) restrictions on foreign ownership, (xii) custody risks associated with investing through an RQFII or other programs to access the Chinese securities markets, (xiii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, and (xiv) different and less stringent financial reporting standards.

A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

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Effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-U.S. Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Fund’s return could be substantial. The Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments. If the Fund’s direct investments in A-Shares through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Fund for obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes could have a material adverse effect on the Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC Value-Added Tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the Fund’s return could be substantial.

The Fund will be liable to the Sub-Adviser for any Chinese tax that is imposed on the Sub-Adviser with respect to the Fund’s investments.

As described below under “Taxes – Taxes on Distributions,” the Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so, however, your ability to claim a credit for certain Chinese taxes may be limited under general U.S. tax principles.

In addition, to the extent the Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in A-Shares and may be subject to special U.S. federal income tax rules that could adversely affect the Fund. Also the Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.

Should the Chinese government impose restrictions on the Fund’s ability to repatriate funds associated with direct investment in A-Shares, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.

Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in A-Shares through Stock Connect (“Stock Connect A-Shares”). In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the Fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while overseas investors currently are exempted from paying capital gains or business taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

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Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading.

The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Depositary receipt risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in securities of Chinese issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security or index to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund.

Counterparty risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Currency and repatriation risk. The Underlying Index is calculated in onshore RMB (CNY), whereas the Fund’s reference currency is the U.S. dollar. As a result, the Fund’s return may be adversely affected by currency exchange rates. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currencies by a country’s government.

In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currencies, and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for the Fund to remain fully invested. Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that Chinese rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the Chinese rules and regulations may be applied retroactively. Any restrictions on repatriation of the Fund’s portfolio investments may have an adverse effect on the Fund’s ability to meet redemption requests.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. The Chinese government encourages banks and certain non-banking financial institutions to conduct strategic transformation and financial innovations in various areas, and continue to facilitate greater access to China’s financial industries. Such changes may have an adverse effect on the value of the Fund’s financial institution holdings. The Fund also may be subject to ownership restrictions with respect to its investments in banks and certain other financial institutions in China.

Industrials sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in

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defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Tracking error risk. The performance of the Fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows, operational inefficiencies, and the effect of Chinese taxes. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. The Fund’s use of derivatives may also increase the deviation between the Fund’s return and that of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time and time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, a Fund may not be able to invest in certain securities included in its Underlying Index, or invest in them in the exact proportions they represent of its Underlying Index, due to legal restrictions or limitations imposed by the Chinese government, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. The performance of the Fund also may diverge from that of the Underlying Index if the Adviser and/or Sub-Adviser seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Sub-Adviser’s RQFII quota has become inadequate or the Sub-Adviser is unable to maintain its RQFII status. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices in the Chinese markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. If the Fund uses a representative sampling approach, it may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in

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situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Cash transactions risk. Unlike most other ETFs, the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in kind. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on an exchange.

Country concentration risk. Because the Fund invests all of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Small and medium company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 14.82 % as of June 30, 2017.

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During the period shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 42.10% and (30.92)%, respectively, for the quarters ended December 31, 2014 and September 30, 2015.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception November 6, 2013
Returns before taxes	(15.06)%	7.22%
Returns after taxes on distributions	(15.00)%	4.15%
Returns after taxes on distributions and sale of Fund shares	(8.20)%	4.74%
CSI 300 Index	(15.41)%	8.44%
MSCI ACWI ex USA Index	4.50%	(1.04)%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC.

Sub-Adviser

Harvest Global Investments Limited.

Portfolio Manager. Teresa Zheng, an employee of the Sub-Adviser, is the portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund. Ms. Zheng has been a portfolio manager of the Fund since November 2016.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

The Xtrackers MSCI China A Inclusion Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China A Inclusion Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee*	0.60
Other Expenses	None
Total Annual Fund Operating Expenses	0.60

*	Effective June 1, 2018, the Fund’s management fee was reduced from 0.70% to 0.60% of the Fund’s average daily net assets.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal period ended November 30, 2017, the Fund’s portfolio turnover rate was 1% when the Fund was tracking its prior underlying index.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the equity market performance of China A-Shares that are accessible through the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect”) or the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect,” and together with Shanghai Connect, “Stock Connect”). “A-Shares” are equity securities issued by companies incorporated in mainland China and are denominated in renminbi (“RMB”). Certain eligible A-Shares are traded on the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”). The Underlying Index is designed to track the inclusion of A-Shares in the MSCI Emerging Markets Index over time and is constructed by MSCI, Inc. (the “Index Provider” or “MSCI”) by applying eligibility criteria for the MSCI Global Investable Market Indexes (“GIMI”), and then excluding mid- and small-capitalization A-Shares (as determined by MSCI), A-Shares suspended for trading for more than 50 days in the past 12 months and A-Shares that are not accessible through Stock Connect. The Underlying Index is weighted by each issuer’s free float-adjusted market capitalization (i.e., includes only shares that are readily available for trading in the market) available to foreign investors and includes only large-capitalization companies, as determined by MSCI. The Fund intends to invest in A-Shares included in the Underlying Index primarily through Stock Connect. Stock Connect is a securities trading and clearing program with an aim to achieve mutual stock market access between the People’s Republic of China (“China” or the “PRC”) and Hong Kong. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the SSE (in the case of Shanghai Connect) or the SZSE (in the case of Shenzhen Connect), and China

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Securities Depository and Clearing Corporation Limited (“CSDCC”). Under Stock Connect, the Fund’s trading of eligible A-Shares listed on the SSE or the SZSE, as applicable, would be effectuated through DBX Advisors LLC (the “Adviser”). Trading through Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day, and as such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota is not specific to the Fund, but to all investors investing through the Stock Connect. From time to time, other stock exchanges in China may participate in Stock Connect, and A-Shares listed and traded on such other stock exchanges and accessible through Stock Connect may be added to the Underlying Index, as determined by MSCI.

Under current regulations in China, foreign investors can also invest in the PRC’s domestic securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) program and the Renminbi Qualified Foreign Institutional Investor (“RQFII”) program, where investors will be required to obtain a license from the China Securities Regulatory Commission (“CSRC”) in order to participate in these programs. QFII and RQFII investors will also be granted a specific aggregate dollar amount of investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.

The Fund intends to invest directly in A-Shares through Stock Connect, but, in the future, may also utilize an RQFII quota applied for by and granted to the Adviser and/or a sub-adviser subsequently appointed for the Fund. In the event the Adviser obtains an RQFII quota, or appoints a sub-adviser that has such quota, under certain circumstances, including when the Fund’s ability to invest in A-Shares through Stock Connect is restricted as a result of the Daily Quota or otherwise, the Adviser and/or a sub-adviser, on behalf of the Fund, may invest in A-Shares and other permitted China securities listed on the SSE and SZSE up to the specified quota amount. The Adviser and/or a sub-adviser may apply for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that an application for additional quota will be granted. Accordingly, the Fund’s direct investments in A-Shares will be limited by the Daily Quota of Stock Connect and by the quota allocated to the RQFII or QFII. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.

The Adviser expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Adviser expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Adviser to acquire component securities due to limited availability or regulatory restrictions, the Adviser may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index when the Adviser is using a representative sampling indexing strategy.

The Fund will normally invest at least 80% of its total assets in securities (including depositary receipts in respect of such securities) of issuers that comprise the Underlying Index. The Fund will seek to achieve its investment objective by primarily investing directly in A-Shares. Because the Fund does not satisfy the criteria to qualify as an RQFII or QFII itself, the Fund intends to invest directly in A-Shares via Stock Connect and, in the future, may also utilize any A-Share quota applied for by and granted to the Adviser and/or a sub-adviser. While the Fund intends to invest primarily and directly in A-Shares, the Fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including exchange-traded funds (“ETFs”), whether or not managed by the Adviser, as well as foreign investment companies, that the Adviser believes will help the Fund to achieve its investment objective. The remainder of the Fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers.

As of April 30, 2018, the Underlying Index consisted of 232 securities with an average market capitalization of approximately $3.72 billion and a minimum market capitalization of approximately $697.53 million. The Underlying Index is rebalanced quarterly in February, May,

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August and November, and thus the Fund rebalances its portfolio in a corresponding fashion.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of April 30, 2018, a significant percentage of the Underlying Index was comprised of issuers in the financial services sector (33.9%).

Prior to June 4, 2018, the Fund sought investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the CSI 300 USD Hedged Index.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return, and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About the Fund’s Investment Strategies, Underlying Index and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Special risk considerations relating to investments in A-Shares. The Adviser’s ability to achieve its investment objective by investing in the component securities of the Underlying Index is dependent on the continuous availability of A-Shares. The Fund intends to invest directly in A-Shares through Stock Connect, but, in the future, may also utilize an RQFII quota applied for by and granted to the Adviser and/or a sub-adviser. Because the Fund will not be able to invest directly in A-Shares beyond the Daily Quota to which Stock Connect is subject and in excess of any

RQFII quota obtained by the Adviser and/or a sub-adviser, the size of the Fund’s direct investment in A-Shares may be limited. If the Daily Quota and/or RQFII quota is or becomes inadequate to meet the investment needs of the Fund or if the Adviser and/or sub-adviser becomes unable to maintain its RQFII status, the Adviser may seek to gain exposure to the A-Share market by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market until the Daily Quota accommodates the Fund’s investment needs and/or additional RQFII quota can be obtained. A reduction in or elimination of the RQFII quota, or constraints of the Daily Quota, may not only adversely affect the ability of the Fund to invest directly in A-Shares, but also the willingness of swap counterparties to engage in swaps and the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such reduction or elimination of the RQFII quota or the constraints of the Daily Quota may have a material adverse effect on the ability of the Fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFII or RQFII status or are otherwise able to obtain a QFII or RQFII quota. In addition, an RQFII quota may be reduced or revoked by Chinese regulators if, among other things, the Adviser and/or a sub-adviser fails to observe SAFE and other applicable Chinese regulations, which could also lead to other adverse consequences, including the requirement that the Fund dispose of its A-Shares holdings. There can be no guarantee that the Fund will be able to invest in appropriate futures contracts, swaps and other derivative instruments, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such instruments available. In addition, there are custody risks associated with investing through an RQFII, where, due to requirements regarding establishing a custody account in the joint names of the Fund and the Adviser, the Fund’s assets may not be as well protected from the claims of the Adviser’s creditors than if the Fund had an account in its name only.

If the Fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the limited availability of the Daily Quota, an RQFII quota or other investments that provide exposure to the performance of A-Shares, the Fund could, among other actions, limit or suspend creations until the Adviser determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the Fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions.

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Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as its component securities, or decide to liquidate the Fund.

Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to the Daily Quota, which may restrict or preclude the Fund’s ability to invest in A-Shares through Stock Connect (“Stock Connect A-Shares”). In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the Fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while foreign investors currently are exempted from paying capital gains or value-added taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading.

The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade limitations, (xi) restrictions on foreign ownership, (xii) custody risks associated with investing through an RQFII or other programs to access the Chinese securities markets, (xiii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, and (xiv) different and less stringent financial reporting standards.

A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Since the respective inception of Shanghai Connect and Shenzhen Connect, foreign investors (including the Fund) investing in A-Shares listed on the SSE through Shanghai Connect and the SZSE through Shenzhen Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of the Fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of an RQFII. The withholding taxes

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on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes could have a material adverse effect on the Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or an RQFII), the Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the Fund’s return could be substantial. The Fund will be liable to the Adviser for any Chinese tax that is imposed on the Adviser with respect to the Fund’s investments.

As described below under “Taxes – Taxes on Distributions,” the Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so, however, your ability to claim a credit for certain Chinese taxes may be limited under general U.S. tax principles.

In addition, to the extent the Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in A-Shares and may be subject to special U.S. federal income tax rules that could adversely affect the Fund. Also the Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.

Should the Chinese government impose restrictions on the Fund’s ability to repatriate funds associated with direct investment in A-Shares, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal

Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.

Depositary receipt risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in securities of Chinese issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund.

Counterparty risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Currency and repatriation risk. The Underlying Index is calculated in offshore RMB, whereas the Fund’s reference currency is the U.S. dollar. As a result, the Fund’s return may be adversely affected by currency exchange rates. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currencies by a country’s government.

In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currencies, and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for the Fund to remain fully invested. Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is

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no assurance that Chinese rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the Chinese rules and regulations may be applied retroactively. Any restrictions on repatriation of the Fund’s portfolio investments may have an adverse effect on the Fund’s ability to meet redemption requests.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Investing in other investment companies risk. Subject to applicable limitations under the 1940 Act and the conditions of any exemptive relief granted to the Fund, the Fund may invest in other investment companies, including ETFs, whether or not managed by the Adviser. The Fund’s investments in other investment companies subject the Fund to the risks affecting those investment companies, including the possibility that the value of the securities held by those investment companies could decrease. In addition, the Fund’s shareholders will bear both their proportionate share of expenses in the Fund and indirectly, the expenses of the other investment companies.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Tracking error risk. The performance of the Fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows, operational inefficiencies, and the effect of Chinese taxes. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. The Fund’s use of derivatives may also increase the deviation between the Fund’s return and that of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time and time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the Chinese government, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. The performance of the Fund also may diverge from that of the Underlying Index if the Adviser seeks to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Stock Connect Daily Quota has been reached, an RQFII quota has become inadequate or the Adviser and/or a sub-adviser is, in the future, unable to maintain its RQFII status. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices in the Chinese markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. If the Fund uses a representative sampling approach, it may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

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Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Cash transactions risk. Unlike most other ETFs, the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in kind. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on an exchange.

Country concentration risk. Because the Fund invests a significant portion of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

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PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was -2.89% as of March 31, 2018.

During the period shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 5.95% and (14.03)%, respectively, for the quarters ended June 30, 2017 and March 31, 2016.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2017

	1 Year	Since Inception October 20, 2015
Returns before taxes	21.22%	5.00%
Returns after taxes on distributions	20.16%	1.13%
Returns after taxes on distributions and sale of Fund shares	12.22%	2.25%
CSI 300 USD Hedged Index*	17.04%	2.80%
CSI 300 Index	32.39%	6.88%

*	As of the date of this Prospectus, the Fund changed its Underlying Index to the MSCI China A Inclusion Index and reduced its management fee to 0.60% of its average daily net assets

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC.

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Mr. Richards has been a portfolio manager of the Fund since the Fund’s inception. Mr. Dwyer has been a portfolio manager of the Fund since August 2016. Messrs. Sohrabi and Bassous and Ms. Cipolletti have been portfolio managers of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

The Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 500 Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.65
Other Expenses	None
Total Annual Fund Operating Expenses	0.65

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 51%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to reflect the price fluctuation and performance of small-cap companies in the China A-Share market and is composed of the 500 smallest and most liquid stocks in the China A-Share market. DBX Advisors LLC (the “Adviser”) expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses obtained from the China Securities Regulatory Commission (“CSRC”). QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.

Harvest Global Investments Limited (“HGI” or the “Sub-Adviser”) is a licensed RQFII and has been granted RQFII quota for the Fund’s investments. The Sub-Adviser, on behalf of the Fund, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount. The Sub-Adviser may apply for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that an application for additional quota will be

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granted. The Fund may also invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange,, and any of the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository or, Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, the Fund’s direct investments in A-Shares will be limited by the quota allocated to the RQFII, i.e., HGI, or QFII, via Stock Connect, and by the daily quotas that limit total purchases and/or sales through Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.

The Sub-Adviser expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Sub-Adviser expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Sub-Adviser to acquire component securities due to limited availability or regulatory restrictions, the Sub-Adviser may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index when the Sub-Adviser is using a representative sampling indexing strategy.

The Fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index. The Fund will seek to achieve its investment objective by primarily investing directly in A-Shares. Because the Fund does not satisfy the criteria to qualify as an RQFII or QFII itself, the Fund intends to invest directly in A-Shares via the A-Share quota granted to the Sub-Adviser and may also invest through Stock Connect. While the

Fund intends to invest primarily and directly in A-Shares, the Fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser and/or Sub-Adviser believes will help the Fund to achieve its investment objective. The remainder of the Fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese small-cap issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese small-cap issuers.

As of July 31, 2017, the Underlying Index consisted of 500 securities with an average market capitalization of approximately $2.4 billion and a minimum market capitalization of approximately $678.5 million.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the industrials (20.5%), basic materials (18.3%) and information technology (15.4%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return, and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

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Special risk considerations relating to the RQFII regime and investments in A-Shares. The Adviser’s ability to achieve its investment objective by investing in the component securities of the Underlying Index is dependent on the continuous availability of A-Shares. Because the Fund will not be able to invest directly in A-Shares in excess of the Sub-Adviser’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the Fund’s direct investment in A-Shares may be limited. If the Sub-Adviser’s RQFII quota is or becomes inadequate to meet the investment needs of the Fund or if the Sub-Adviser is unable to maintain its RQFII status, the Adviser and/or Sub-Adviser may seek to gain exposure to the A-Share market by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market until additional RQFII quota can be obtained. A reduction in or elimination of the RQFII quota may not only adversely affect the ability of the Fund to invest directly in A-Shares, but also the willingness of swap counterparties to engage in swaps and the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFII or RQFII status or are otherwise able to obtain A-Shares quota. In addition, the RQFII quota may be reduced or revoked by Chinese regulators if, among other things, the Sub-Adviser fails to observe SAFE and other applicable Chinese regulations, which could also lead to other adverse consequences, including the requirement that the Fund dispose of its A-Shares holdings. There can be no guarantee that the Fund will be able to invest in appropriate futures contracts, swaps and other derivative instruments, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such instruments available. In addition, there are custody risks associated with investing through an RQFII, where, due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser, the Fund’s assets may not be as well protected from the claims of the Sub-Adviser’s creditors than if the Fund had an account in its name only.

If the Fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the limited availability of RQFII quota or other investments that provide exposure to the performance of A-Shares, the Fund could, among other actions, limit or suspend creations until the Sub-Adviser determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the Fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as its component securities, or decide to liquidate the Fund.

Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade limitations, (xi) restrictions on foreign ownership, (xii) custody risks associated with investing through an RQFII or other programs to access the Chinese securities markets, (xiii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, and (xiv) different and less stringent financial reporting standards.

A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

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Effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-U.S. Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Fund’s return could be substantial. The Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments. If the Fund’s direct investments in A-Shares through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Fund for obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes could have a material adverse effect on the Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC Value-Added Tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the Fund’s return could be substantial.

The Fund will be liable to the Sub-Adviser for any Chinese tax that is imposed on the Sub-Adviser with respect to the Fund’s investments.

As described below under “Taxes – Taxes on Distributions,” the Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so, however, your ability to claim a credit for certain Chinese taxes may be limited under general U.S. tax principles.

In addition, to the extent the Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in A-Shares and may be subject to special U.S. federal income tax rules that could adversely affect the Fund. Also the Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.

Should the Chinese government impose restrictions on the Fund’s ability to repatriate funds associated with direct investment in A-Shares, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.

Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in A-Shares through Stock Connect (“Stock Connect A-Shares”). In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the Fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while overseas investors currently are exempted from paying capital gains or business taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

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Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading.

The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Depositary receipt risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in securities of Chinese issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund.

Counterparty risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Currency and repatriation risk. The Underlying Index is calculated in onshore RMB (CNY), whereas the Fund’s reference currency is the U.S. dollar. As a result, the Fund’s return may be adversely affected by currency exchange rates. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currencies by a country’s government.

In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currencies, and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for the Fund to remain fully invested. Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that Chinese rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the Chinese rules and regulations may be applied retroactively. Any restrictions on repatriation of the Fund’s portfolio investments may have an adverse effect on the Fund’s ability to meet redemption requests.

Industrials sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Information technology sector risk. The Fund invests a significant portion of its assets in securities of issuers in the information technology sector in order to track the Underlying Index’s allocation to that sector. The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. Information technology companies are

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particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Basic materials sector risk. The basic materials sector includes companies that manufacture chemicals, construction materials, glass and paper products, as well as metals, minerals and mining companies. To the extent the Underlying Index includes securities of issuers in the basic materials sector, the Fund will invest in companies in such sector. As such, the Fund may be sensitive to changes in, and its performance may depend on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Tracking error risk. The performance of the Fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows, operational inefficiencies, and the effect of Chinese taxes. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. The Fund’s use of derivatives may also increase the deviation between the Fund’s return and that of the Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time and time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the Chinese government, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. The performance of the Fund also may diverge from that of the Underlying Index if the Adviser and/or Sub-Adviser seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Sub-Adviser’s RQFII quota has become inadequate or the Sub-Adviser is unable to maintain its RQFII status. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices in the Chinese markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. If the Fund uses a representative sampling approach, it may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes

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in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Cash transactions risk. Unlike most other ETFs, the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in kind. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on an exchange.

Country concentration risk. Because the Fund invests a significant portion of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Small company risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

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PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 1.23% as of June 30, 2017.

During the period shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 36.43% and (38.15)%, respectively, for the quarters ended March 31, 2015 and September 30, 2015.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2016

	1 Year	Since Inception May 21, 2014
Returns before taxes	(22.29)%	14.39%
Returns after taxes on distributions	(22.29)%	12.92%
Returns after taxes on distributions and sale of Fund shares	(12.62)%	10.74%
CSI 500 Index	(22.67)%	17.95%
MSCI ACWI ex USA Index	4.50%	(2.94)%

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC.

Sub-Adviser

Harvest Global Investments Limited.

Portfolio Manager. Teresa Zheng, an employee of the Sub-Adviser, is the portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund. Ms. Zheng has been a portfolio manager of the Fund since November 2016.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

The Xtrackers MSCI All China Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China All Shares Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.60
Other Expenses	None
Acquired Fund Fees and Expenses*	0.22
Total Annual Fund Operating Expenses	0.82
Fee Waiver and/or Expense Reimbursement**	(0.32)
Total Annual Fund Operating Expenses After Fee Waiver	0.50

*	“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing primarily in Xtrackers MSCI China A Inclusion Equity ETF (the “Underlying Fund”) and any other exchange-traded funds (“ETFs”) advised by DBX Advisors LLC (the “Adviser”). The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value (“NAV”) per share.

**	The Adviser has contractually agreed to (i) waive a portion of its management fees to the extent necessary to prevent the operating expenses of the Fund from exceeding 0.50% of the Fund’s average daily net assets; and (ii) waive fees and/or reimburse the Fund’s expenses to limit the Fund’s current operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) by an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund or any other affiliated funds. These arrangements will remain in effect until at least October 1, 2018, and the agreements may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$230	$423	$984

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2017, the Fund’s portfolio turnover rate was 7%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to capture large- and mid-capitalization representation across all China securities listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index includes A-Shares, H-Shares, B-Shares, Red chips and P chips share classes, as well as securities of Chinese companies listed outside of China (e.g. American depository receipts). The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign

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investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses obtained from the China Securities Regulatory Commission (“CSRC”). QFII and RQFII investors have also been granted a specific aggregate dollar amount of investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.

B-Shares are equity securities issued by companies incorporated in China and are denominated and traded in U.S. dollars and Hong Kong dollars (“HKD”) on the Shanghai and Shenzhen Stock Exchanges, respectively. B-Shares are available to foreign investors. H-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in HKD on the Hong Kong Stock Exchange and other foreign exchanges.

Red chips and P chips are equity securities issued by companies incorporated outside of mainland China and listed on the Hong Kong Stock Exchange. Companies that issue Red chips generally base their businesses in mainland China and are controlled, either directly or indirectly, by the state, provincial or municipal governments of the PRC. Companies that issue P chips generally are nonstate-owned Chinese companies incorporated outside of mainland China that satisfy the following criteria: (i) the company is controlled by PRC individuals, (ii) the company derives more than 80% of its revenue from the PRC and (iii) the company allocates more than 60% of its assets in the PRC.

The Adviser expects to use a representative sampling indexing strategy to seek to track the Underlying Index. As such, the Adviser expects to invest in a representative sample of the component securities of the Underlying Index that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The Adviser expects to obtain exposure to the A-Share components of the Underlying Index indirectly by investing in the Xtrackers MSCI China A Inclusion Equity ETF (the “Underlying Fund”). The Adviser may also invest in Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Xtrackers Harvest ETFs”, and together with the Underlying Fund, the

“Xtrackers China A-Shares ETFs”) or other affiliated funds advised by the Adviser and sub-advised by Harvest Global Investments Limited (“HGI”), a licensed RQFII, that invests in A-Shares directly. Currently, the Fund invests in the Underlying Fund. The Fund does not currently intend to invest in A-Shares directly. To obtain exposure to the balance of the Underlying Index, the Adviser intends to invest directly in the components of the Underlying Index. The Underlying Fund may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges through the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect”) or the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect,” and together with Shanghai Connect, “Stock Connect”). The Xtrackers Harvest ETFs, through their sub-adviser, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount granted to HGI and the Xtrackers Harvest ETFs. HGI may apply for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that an application for additional quota will be granted.

The Xtrackers Harvest ETFs may also invest in A-Shares listed and traded on Stock Connect. Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and any of the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository or, Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day, and as such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota is not specific to the Fund, but to all investors investing through the Stock Connect. The Underlying Fund invests directly in A-Shares through Stock Connect. Under Stock Connect, the Underlying Fund’s trading of eligible A-Shares listed on the SSE or the SZSE, as applicable, would be effectuated through the Adviser. Additionally, the Xtrackers Harvest ETFs’ direct investments in A-Shares will be limited by the quota allocated to the RQFII, i.e., HGI, or QFII, via Stock Connect, and, as with the Underlying Fund, by the Daily Quota that limits total purchases and/or sales through Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license. Because the Underlying Fund does

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not satisfy the criteria to qualify as an RQFII or QFII itself, the Underlying Fund intends to invest directly in A-Shares via Stock Connect and, in the future, may also utilize any A-Share quota applied for by and granted to the Adviser and/or a sub-adviser.

The Fund will normally invest at least 80% of its total assets in securities of issuers that comprise either directly or indirectly the Underlying Index or securities with economic characteristics similar to those included in the Underlying Index. While the Fund intends to invest primarily in H-Shares, B-Shares, Red chips, P chips, and shares of the Underlying Fund, the Fund also may invest in securities of issuers not included in the Underlying Index, the Xtrackers Harvest ETFs, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser believes will help the Fund to achieve its investment objective. The remainder of the Fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Chinese companies or in derivative instruments and other securities that provide investment exposure to Chinese companies.

As of July 31, 2017, the Underlying Index consisted of 1,024 securities with an average market capitalization of approximately $3.2 billion and a minimum market capitalization of approximately $708.1 million.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services (24.0%) and information technology (22.0%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return, and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund, or the Xtrackers China A-Shares ETFs, invests in a particular capitalization or sector, the Fund’s performance may be proportionately affected by the general performance of that particular capitalization or sector.

Special risk considerations relating to the RQFII regime and investments in A-Shares. The Adviser’s ability to achieve the Fund’s investment objective is dependent, in part, on the continuous availability of A-Shares through the Fund’s investment in the Xtrackers China A-Shares ETFs. Because the Underlying Fund will not be able to invest directly in A-Shares beyond the Daily Quota to which Stock Connect is subject and because Xtrackers Harvest ETFs will not be able to invest directly in A-Shares in excess of their RQFII quota, the size of the Fund’s direct investment in A-Shares may be limited. If the Underlying Fund’s Daily Quota and/or Xtrackers Harvest ETF’s RQFII quota is or becomes inadequate to meet its investment needs, shares of the Xtrackers China A-Shares ETFs may no longer be available for investment by the Fund, may trade at a premium to NAV, or may no longer be a suitable investment for the Fund. In such case, the Adviser may seek to gain exposure to the A-Share market by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market until the Daily Quota accommodates the Fund’s investment needs and/or additional RQFII quota can be obtained. A reduction in or elimination of the RQFII quota, or constraints of the Daily Quota, may not only adversely affect the ability of the Fund to obtain investment exposure to A-Shares, but also the willingness of swap counterparties to engage in swaps and the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such reduction or elimination of the RQFII quota or the constraints of the Daily Quota may have a material adverse effect on the ability of the Fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFII or RQFII status or are otherwise able to obtain a QFII or RQFII quota. In addition, an RQFII quota may be reduced or revoked by Chinese regulators if, among other things, the Adviser and/or HGI fails to observe SAFE and other applicable Chinese regulations, which could also lead to

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other adverse consequences, including the requirement that the Xtrackers China A-Shares ETFs dispose of their A-Shares holdings. There can be no guarantee that the Fund will be able to invest in appropriate futures contracts, swaps and other derivative instruments, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such instruments available. In addition, there are custody risks associated with investing through an RQFII, where, due to requirements regarding establishing a custody account in the joint names of the Xtrackers China A-Shares ETFs and the Adviser or HGI, the Fund’s assets may not be as well protected from the claims of the Adviser’s and/or HGI’s creditors than if the Fund had an account in its name only.

If the Fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the limited availability of the Daily Quota, an RQFII quota or other investments that provide exposure to the performance of A-Shares, the Fund could, among other actions, limit or suspend creations until the Adviser determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the Fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as its component securities, or decide to liquidate the Fund.

Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade limitations, (xi) restrictions on foreign ownership, (xii) custody risks associated with investing through an RQFII or other programs to access the Chinese securities markets, (xiii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, and (xiv) different and less stringent financial reporting standards.

Investing in other investment companies risk. Subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”) and the conditions of any exemptive relief granted to the Fund, the Fund may invest in other investment companies, including the Xtrackers China A-Shares ETFs. The Fund’s investments in other investment companies subject the Fund to the risks affecting those investment companies, including the possibility that the value of the securities held by those investment companies could decrease. In addition, the Fund’s shareholders will bear both their proportionate share of expenses in the Fund and indirectly, the expenses of the other investment companies.

A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Xtrackers China A-Shares ETFs. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Since the respective inception of Shanghai Connect and Shenzhen Connect, foreign investors (including the Xtrackers China A-Shares ETFs) investing in A-Shares listed on the SSE through Shanghai Connect and the SZSE through Shenzhen Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Xtrackers Harvest ETFs, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-U.S. Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized

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between November 17, 2009 and November 16, 2014. The Xtrackers Harvest ETFs could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Xtrackers Harvest ETFs’ return could be substantial. The Xtrackers Harvest ETFs may also be liable to HGI for any tax that is imposed on HGI by the PRC with respect to the Xtrackers Harvest ETFs’ investments. If the Xtrackers Harvest ETFs’ direct investments in A-Shares through HGI’s RQFII quote become subject to repatriation restrictions, the Xtrackers Harvest ETFs may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Xtrackers Harvest ETFs for obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Xtrackers Harvest ETFs is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the Xtrackers Harvest ETFs could have a material adverse effect on the Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of the Xtrackers China A-Shares ETFs for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for foreign investors such as the Xtrackers China A-Shares ETFs is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the Xtrackers China A-Shares ETFs could have a material adverse effect on the Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Xtrackers China A-Shares ETFs and their shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or an RQFII) could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the Fund’s return could be substantial. The Underlying Fund will be liable to the Adviser for any Chinese tax that is imposed on the Adviser with respect to the Underlying Fund’s investments and Xtrackers Harvest ETFs will be liable to HGI for any Chinese tax that is imposed on HGI with respect to the Xtrackers Harvest ETFs’ investments.

As described below under “Taxes – Taxes on Distributions,” the Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so, however, your ability to claim a credit for certain Chinese taxes may be limited under general U.S. tax principles.

In addition, to the extent the Fund (or the Xtrackers China A-Shares ETFs) invests in swaps and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in A-Shares and may be subject to special U.S. federal income tax rules that could adversely affect the Fund. Also the Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.

Should the Chinese government impose restrictions on the Fund’s, or the Xtrackers China A-Shares ETFs ability to repatriate funds associated with direct investment in A-Shares, the Fund, or the Xtrackers China A-Shares ETFs may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.

Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the Xtrackers China A-Shares ETFs’ investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Xtrackers China

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A-Shares ETFs’ ability to invest in A-Shares through Stock Connect (“Stock Connect A-Shares”). In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Xtrackers China A-Shares ETFs. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the Xtrackers China A-Shares ETFs’ investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while overseas investors currently are exempted from paying capital gains or business taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the Xtrackers China A-Shares ETFs.

Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading.

The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Xtrackers China A-Shares ETFs’ investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Xtrackers China A-Shares ETFs’ investments and returns.

Depositary receipt risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in securities of Chinese issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund.

Counterparty risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Information technology sector risk. The Fund invests a significant portion of its assets in securities of issuers in the information technology sector in order to track the Underlying Index’s allocation to that sector. The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Indexing risk. While the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities

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may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Tracking error risk. The performance of the Fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows, operational inefficiencies, and the effect of Chinese taxes. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when balancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. The Fund’s use of derivatives may also increase the deviation between the Fund’s return and that of the Underlying Index. The performance of the Fund may also diverge from that of the Underlying Index to the extent the Adviser seeks to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles. For example, the risk of tracking error will be greater to the extent the performance of the Xtrackers China A-Shares ETFs differ from that of the A-Share components of the Underlying Index and to the extent the shares of the Xtrackers China A-Shares ETFs trade at a premium or discount. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time and time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the Chinese government, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. The performance of the Fund also may diverge from that of the Underlying Index if the Adviser, and/or HGI with respect to the Xtrackers China A-Shares ETFs seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Stock Connect Daily Quota has been reached, an RQFII quota has become inadequate or HGI, or in the future, the Adviser, is unable to maintain its RQFII status. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices in the Chinese markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. If the Fund uses a representative sampling approach, it may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the

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business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund.

Operational risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Non-diversification risk. The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance. The Underlying Fund is subject to the same risks, which thus would affect the Fund to the extent it invests in the Underlying Fund.

Country concentration risk. Because the Fund, indirectly through its investments in the Xtrackers China A-Shares ETFs, invests a significant portion of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Medium company risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of the Underlying Index and a broad measure of market performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.Xtrackers.com.

CALENDAR YEAR TOTAL RETURN as of 12/31

The Fund’s year-to-date return was 20.66% as of June 30, 2017.

During the periods shown in the above chart, the Fund’s highest and lowest calendar quarter returns were 13.62% and (26.70)%, respectively, for the quarters ended December 31, 2015 and September 30, 2015.

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AVERAGE ANNUAL TOTAL RETURNS*

For the periods ended December 31, 2016

	1 Year	Since Inception April 30, 2014
Returns before taxes	(5.84)%	11.89%
Returns after taxes on distributions	(9.52)%	8.61%
Returns after taxes on distributions and sale of Fund shares	(2.80)%	8.38%
MSCI China All Shares Index	(7.87)%	10.08%

*	Effective November 30, 2015, changes were made to the Fund’s investment objective. Prior to November 30, 2015, the Fund sought investment results that corresponded generally to the performance, before fees and expenses, of the MSCI All China Index. Thus, performance prior to that date reflects the Fund’s prior investment objective.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the Fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

MANAGEMENT

Investment Adviser

DBX Advisors LLC.

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi, Shlomo Bassous and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Mr. Richards has been a portfolio manager of the Fund since the Fund’s inception. Mr. Dwyer has been a portfolio manager of the Fund since August 2016. Messrs. Sohrabi and Bassous and Ms. Cipolletti have been portfolio managers of the Fund since October 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES, UNDERLYING INDEXES AND RISKS

DBX ETF Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment series or portfolios. Each of the Funds is a series of the Trust.

Additional Information about the Funds’ Investment Strategies

Xtrackers Harvest CSI 300 China A-Shares ETF normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers. Additionally, the Fund will normally invest at least 80% of its total assets in securities of issuers that comprise its Underlying Index.

Xtrackers MSCI China A Inclusion Equity ETF normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers. Additionally, the Fund will normally invest at least 80% of its total assets in securities (including depositary receipts in respect of such securities) of issuers that comprise the MSCI China A Inclusion Index (the “Underlying Index”). Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese small-cap issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese small-cap issuers. Additionally, the Fund will normally invest at least 80% of its total assets in securities of issuers that comprise its Underlying Index.

Xtrackers MSCI All China Equity ETF normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Chinese companies or in derivative instruments and other securities that provide investment exposure to Chinese companies. Additionally, the Fund will normally invest at least 80% of its total assets in securities of issuers that comprise either directly or indirectly the Underlying Index (including indirect investments through Xtrackers MSCI China A Inclusion Equity ETF (the “Underlying Fund”), Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Xtrackers Harvest ETFs” and together with the Underlying Fund, the “Xtrackers China A-Shares ETFs”) or securities with economic characteristics similar to those included in its Underlying Index.

With respect to Xtrackers Harvest CSI 300 China A-Shares ETF and the Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, Harvest Global Investments Limited (“HGI” or the “Sub-Adviser”) intends to fully (or at least substantially) replicate each Fund’s Underlying Index, but may pursue a representative sampling indexing strategy in circumstances where there is limited availability of component securities or regulatory restrictions that inhibit the transferability of component securities. In addition, from time to time, the Sub-Adviser may choose to underweight or overweight a security in a Fund’s Underlying Index, purchase securities not included in the Underlying Index that the Sub-Adviser believes are appropriate to substitute for certain securities in the Underlying Index, or utilize various combinations of other available investment techniques to seek to track, before fees and expenses, the performance of the Underlying Index. The Funds also may seek to gain exposure to A-Shares through means other than the use of the Sub-Adviser’s RQFII quota, including Stock Connect, obtaining a QFII quota or any other method permitted by PRC law and consistent with the Funds’ investment policies. The Sub-Adviser may also sell securities that are represented in a Fund’s Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

With respect to Xtrackers MSCI China A Inclusion Equity ETF, DBX Advisors LLC (the “Adviser” or “DBXA”) intends

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to fully (or at least substantially) replicate the Fund’s Underlying Index, but may pursue a representative sampling indexing strategy in circumstances where there is limited availability of component securities or regulatory restrictions that inhibit the transferability of component securities. In addition, from time to time, the Adviser may choose to underweight or overweight a security in the Fund’s Underlying Index, purchase securities not included in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, or utilize various combinations of other available investment techniques to seek to track, before fees and expenses, the performance of the Underlying Index. The Fund also may seek to gain exposure to A-Shares through means other than the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect”) or the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect,” and together with Shanghai Connect, “Stock Connect”), including the use of any future Renminbi Qualified Foreign Institutional Investor (“RQFII”) quota, obtaining a Qualified Foreign Institutional Investor (“QFII”) quota or any other method permitted by the People’s Republic of China (“China” or the “PRC”) law and consistent with the Fund’s investment policies. The Adviser may also sell securities that are represented in the Fund’s Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

With respect to Xtrackers MSCI All China Equity ETF, the Adviser intends to pursue a representative sampling indexing strategy to achieve exposure to the Fund’s Underlying Index, and to invest in shares of Xtrackers China A-Shares ETFs to obtain indirect exposure to the A-Share components of the Fund’s Underlying Index. While employing a representative sampling indexing strategy the Adviser does not expect the Fund to hold all of the components of the Underlying Index. In addition, from time to time, the Adviser may choose to underweight or overweight a security in the Underlying Index, purchase securities not included in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, or utilize various combinations of other available investment techniques to seek to track, before fees and expenses, the performance of the Underlying Index. The Adviser may also sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Each Fund may invest its assets in other securities, including, but not limited to: (i) swap contracts, (ii) interests in pooled investment vehicles, including affiliated and foreign funds (certain funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore, not subject to the same investor protections as the Fund), (iii) securities not in the Underlying Index, including: (a) depositary receipts (depositary receipts, including American depositary receipts (“ADRs”) may be used by the Fund in seeking performance that corresponds to the Fund’s Underlying Index and in managing cash flows, and they may count towards compliance with the Fund’s 80% investment policies) and, with respect to the Xtrackers China A-Shares ETFs, (b) H-Shares, which are shares of a company incorporated in mainland China that are denominated in Hong Kong dollars and listed on the Hong Kong Stock Exchange or other foreign exchanges, (iv) cash and cash equivalents, (v) money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Adviser, Sub-Adviser or their affiliates subject to applicable limitations under the 1940 Act, or exemptions therefrom), (vi) convertible securities, (vii) structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and (viii) futures contracts, options on futures contracts, and other types of options related to the Underlying Index. No Fund will invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential stock market declines.

Each of the policies described herein, including the investment objective and the 80% investment policies of each Fund, constitutes a non-fundamental policy that may be changed by the Board without shareholder approval. Each of a Fund’s 80% investment policies requires 60 days’ prior written notice to shareholders before it can be changed. Certain fundamental policies of each Fund are set forth in the Fund’s SAI.

Borrowing Money. Each Fund may borrow money up to 33 1/3 % of the value of its total assets (including the amount borrowed) from banks as permitted by the 1940 Act. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

Credit Facility. The Trust, on behalf of the Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers MSCI China A Inclusion Equity ETF and the Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and certain other funds managed by the Adviser, has entered into a revolving senior unsecured credit facility with The Bank of New York Mellon (“BNYM”), Bank of Nova Scotia, HSBC, Royal Bank of Canada and State Street Corporation. The Funds may borrow money under this credit facility for temporary or emergency purposes, including the funding of shareholder

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redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain the Fund’s status as a regulated investment company (“RIC”). Interest is charged to a Fund based on its borrowings at current commercial rates. Each borrowing under the credit facility matures no later than 45 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum of the daily amount of excess, if any, of the lender’s commitment over the aggregate outstanding principal balance of the loans made by the lender. Each Fund can prepay loans at any time and may at any time terminate, or from time to time reduce, without the payment of a premium or penalty, the commitment under the credit facility subject to compliance with certain conditions.

Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees, which may reduce a Fund’s return. Each Fund is required to maintain continuous asset coverage with respect to its borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it is not advantageous to do so. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of a Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may only be willing to do so at an increased cost to the Fund. If a Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. In addition, if a Fund’s assets increase, there is no assurance that the lender will be willing to make additional loans to the Fund in order to allow it to borrow the amounts desired by the Fund to facilitate redemptions.

Securities Lending. (Xtrackers MSCI All China Equity ETF only) The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The Fund may lend its portfolio securities in an amount up to 33 1/3 % of its total assets.

Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the Fund and its investors. For example, if the Fund loans its securities, the Fund and its investors may lose the ability to treat certain Fund distributions associated with those securities as qualified dividend income.

Additional Information About each Fund’s Underlying Index

Xtrackers Harvest CSI 300 China A-Shares ETF

Index Description. The Underlying Index is calculated and maintained by China Securities Index Co., Ltd. (the “Index Provider” or “CSI”).

The Underlying Index is a modified free-float market capitalization weighted index composed of the largest and most liquid stocks in the China A-Share market. Constituent stocks for the Underlying Index must have been listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange for more than three months (unless the stock’s average daily A-Share market capitalization since its initial listing ranks among the top 30 of all A-Shares), have demonstrated positive performance, and not be subject to abnormal volatility or other evidence of possible market manipulation. If an issuer has reported a loss in its annual report or semi-annual report, the issuer’s stock will not be eligible for inclusion in the Underlying Index. In addition, if an issuer experiences stock price volatility that is not attributable to market demand and supply factors, but rather the possible result of market manipulation, the Index Provider will take such factor into consideration when determining whether the issuer is eligible for inclusion or continued inclusion in the Underlying Index. When determining eligibility, the Index Provider also may consider other factors, such as whether the issuer has been subject to any administrative penalty or regulatory investigation. As of July 31, 2017, the Underlying Index included 300 securities of companies with a market capitalization range of approximately $1.9 billion to $281.7 billion and an average market capitalization of $15.7 billion. These amounts are subject to change.

When selecting constituent stocks for the Underlying Index, the Index Provider: (1) calculates the daily average trading value and daily average total market capitalization during the most recent year (or in the case of a new issue, during the time since its initial listing) for all the stocks in the stock universe; (2) ranks the stocks in the stock universe in descending order according to their average daily trading values, and excludes the bottom 50%; and (3) ranks the remaining stocks in descending order according to their average daily market capitalization and selects those which rank top 300 as constituent stocks of the Underlying Index.

The weighting of a company in the Underlying Index is intended to be a reflection of the current importance of

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that company in the China A-Share market as a whole. Stocks are selected and weighted according to market capitalization. A company is heavily weighted in the Underlying Index if it has a relatively larger free-float market capitalization than the rest of the constituents in the Underlying Index. The constituents of the Underlying Index are frequently reviewed by the Index Provider to ensure that the Underlying Index continues to reflect the state and structure of the underlying market it measures. The Underlying Index is calculated in real time and is published every six seconds in RMB (specifically, Chinese onshore RMB (referred to as “CNY”)). The composition of the Underlying Index is reviewed semi-annually every January and July.

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

Index Description. The Underlying Index is calculated and maintained by CSI. The Underlying Index is a modified free-float market capitalization weighted index composed of the 500 smallest and most liquid stocks in the China A-Share market. Constituent stocks for the Underlying Index must have been listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange for more than three months (unless the stock’s average daily A-Share market capitalization since its initial listing ranks among the top 30 of all A-Shares), have demonstrated positive performance, and not be subject to abnormal volatility or other evidence of possible market manipulation. If an issuer has reported a loss in its annual report or semi-annual report, the issuer’s stock will not be eligible for inclusion in the Underlying Index. In addition, if an issuer experiences stock price volatility that is not attributable to market demand and supply factors, but rather the possible result of market manipulation, the Index Provider will take such factor into consideration when determining whether the issuer is eligible for inclusion or continued inclusion in the Underlying Index. When determining eligibility, the Index Provider also may consider other factors, such as whether the issuer has been subject to any administrative penalty or regulatory investigation. As of July 31, 2017, the Underlying Index included 500 securities of companies with a full market capitalization range of approximately $678.5 million to $8.2 billion and a weighted average market capitalization of $2.4 billion. These amounts are subject to change.

When selecting constituent stocks for the Underlying Index, the Index Provider: (1) calculates the daily average trading value and daily average total market capitalization during the most recent year (or in the case of a new issue, during the time since its initial listing) for all the stocks in the stock universe; (2) ranks the stocks in the stock universe (excluding the stocks either in the CSI 300 or ranked in the top 300 in Shanghai and Shenzhen stock markets by daily average total market capitalization of the past recent year) in descending order according to their average daily trading values, and excludes the bottom 20%; and (3) ranks the remaining stocks in descending order according to their average daily total market capitalization and selects those which rank top 500 as constituent stocks of the Underlying Index.

The weighting of a company in the Underlying Index is intended to be a reflection of the current importance of that company in the China A-Share market as a whole. Stocks are selected and weighted according to market capitalization. A company is heavily weighted in the Underlying Index if it has a relatively larger free-float market capitalization than the rest of the constituents in the Underlying Index. The constituents of the Underlying Index are frequently reviewed by the Index Provider to ensure that the Underlying Index continues to reflect the state and structure of the underlying market it measures. The Underlying Index is calculated in real time and is published every six seconds in RMB (specifically, CNY). The composition of the Underlying Index is reviewed semi-annually every January and July.

Xtrackers MSCI All China Equity ETF

Index Description. The Underlying Index is a rules-based, free-float adjusted market capitalization index comprised of equity securities that are listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index is intended to give investors a means of tracking the overall performance of equity securities that are a representative sample of the entire Chinese investment universe. The Underlying Index is comprised of A-Shares, B-Shares, H-Shares, Red chips and P chips share classes as well as securities of Chinese companies listed in the U.S. and Singapore. Securities listed in the U.S. and Singapore are considered to be Chinese companies if they satisfy two out of three of the following criteria: (i) the company is based in the PRC; (ii) the company derives more than 50% of its revenue from activities conducted in the PRC; and (iii) the company has more than 50% of its assets in the PRC. As of July 31, 2017, the Underlying Index included 1,024 securities with a market capitalization range of between approximately $708.1 million and $228.2 billion and a weighted average market capitalization of $3.2 billion and a significant percentage of the Underlying Index was comprised of issuers in the financial services (24.0%) and information technology (22.0%) sectors. These amounts are subject to change.

To be eligible for inclusion in the Underlying Index, a security must have adequate liquidity measured by 12-month and three-month trading volume. Constituent stocks for the Underlying Index must have been listed for more than three months prior to the implementation of a

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semi-annual index review by the Index Provider, unless the stock meets certain size-segment investability and full market capitalization requirements as defined by the Index Provider.

The Underlying Index is rebalanced on a quarterly basis, usually as of the close of the last business day of February, May, August, and November. The pro forma Underlying Index is generally announced nine business days before the effective date.

Xtrackers MSCI China A Inclusion Equity ETF

Index Description. The Underlying Index is calculated and maintained by MSCI Inc. (the “Index Provider” or “MSCI”). MSCI’s Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free float-adjusted market capitalization in each market of large-, mid- and small-cap securities.

∎	MSCI Global Standard Indexes cover all investable large- and mid-cap securities by including approximately 85% of each market’s free float-adjusted market capitalization.
∎	MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes.

Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI GIMI. Of these countries, 23 are classified as developed markets, 24 as emerging markets, and 22 as frontier markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds (“ETFs”), equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts (“REITs”) in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

The Underlying Index is designed to track the equity market performance of China A-Shares that are accessible through the Stock Connect. “A-Shares” are equity securities issued by companies incorporated in mainland China and are denominated in renminbi (“RMB”). Certain eligible A-Shares are traded on the Shanghai Stock Exchanges (“SSE”) or Shenzhen Stock Exchange (“SZSE”). The Underlying Index is designed to track the inclusion of A-Shares in the MSCI Emerging Markets Index over time and is constructed by MSCI by applying eligibility criteria for the MSCI GIMI, and then excluding mid- and small-capitalization A-Shares (as determined by MSCI),

A-Shares suspended for trading for more than 50 days in the past 12 months and A-Shares that are not accessible through Stock Connect. The Underlying Index is weighted by each issuer’s free float-adjusted market capitalization available to foreign investors and includes only large-capitalization companies, as determined by MSCI. As of April 30, 2018, the Underlying Index consisted of 232 securities with an average market capitalization of approximately $3.72 billion and a minimum market capitalization of approximately $697.53 million. These amounts are subject to change.

The Underlying Index is rebalanced on a quarterly basis in February, May, August, and November.

FURTHER DISCUSSION OF MAIN RISKS

The Funds are subject to the main risks noted below, any of which may adversely affect each Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. Xtrackers MSCI All China Equity ETF may be exposed to the risks below to the extent the Fund invests in the Xtrackers China A-Shares ETFs. You could lose all or part of your investment in the Funds, and the Funds could underperform other investments.

Risk of investing in China. Whether a Fund invests in China by investing in A-Shares directly, whether supplied by HGI (or, with respect to Xtrackers MSCI China A Inclusion ETF, in the future the Adviser or a sub-adviser) in its capacity as an RQFII, or through Stock Connect or indirectly, through other instruments, such as futures contracts, the Xtrackers China A-Shares ETFs, investments in China involve certain risks and special considerations, including the following:

Political and economic risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past several decades, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

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For several decades, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. However, there can be no assurance that the PRC government will continue to pursue such economic policies or that such policies, if pursued, will be successful. Any adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the constituent securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Fund.

Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the A-Shares in a Fund’s Underlying Index. The laws, regulations, including the investment regulations that permit investment through Stock Connect as well as RQFIIs to invest in A-Shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in a Fund’s portfolio.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulations. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and a Fund’s investments.

The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the European Union, the United States, Hong Kong, the Association of South East Asian Nations, and Japan, would adversely affect the Chinese economy and the Fund’s investments.

In addition, as much of China’s growth over the past several decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the United States. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund. Events such as these are difficult to predict and may or may not occur in the future.

China has been transitioning to a market economy since the late seventies, and has only recently opened up to foreign investment and permitted private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. There is no assurance, however, that the Chinese government will not revert to the economic policy of central planning that it implemented prior to 1978 or that such growth will be sustained in the future. Moreover, the current major slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact a Fund’s investments.

Inflation. Economic growth in China has historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and a Fund’s investments could be adversely affected.

Nationalization and expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in a Fund involves a risk of a total loss.

Hong Kong policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that

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relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in a Fund’s portfolio.

Chinese securities markets. The securities markets in China have a limited operating history and are not as developed as those in the United States. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the United States and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.

Available disclosure about Chinese companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles.

Chinese corporate and securities law. The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities and regulators have broad discretion under such investment regulations and there is little precedent or certainty evidencing how such discretion will be exercised now or in the future.

A Fund’s rights with respect to its investments in A-Shares (as applicable), if any, generally will not be governed by U.S. law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as a Fund, with protection in all situations where protection would be provided by comparable laws in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the Fund. It may therefore be difficult for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for a Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as a Fund.

Sanctions and embargoes. From time to time, certain of the companies in which a Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Tax on retained income and gains. To the extent a Fund does not distribute to shareholders all or substantially all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income tax on the retained income and gains, thereby reducing the Fund’s return. A Fund may elect to treat any retained net capital gain as having been distributed to

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shareholders. In that case, shareholders of record on the last day of a Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.

Foreign exchange control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Under China’s State Administration of Foreign Exchange (“SAFE”) regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect a Fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.

RMB, is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. Such control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of companies in the PRC. In addition, if such control policies change in the future, a Fund may be adversely affected.

Since 2005, the exchange rate of the RMB is no longer pegged to the U.S. dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market would be allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including the U.S. dollar, are susceptible to movements based on external factors. There can be no assurance that the RMB will not be subject to appreciation or devaluation, either due to changes in government policy or market factors. Any devaluation of the RMB could adversely affect the value of the Fund’s investments. The PRC government imposes restrictions on the remittance of RMB out of and into China. To the extent a Fund invests through an RQFII, the Fund may be required to remit RMB from Hong Kong to the PRC to settle the purchase of A-Shares and other permissible securities by the Fund. In the event such remittance is disrupted, a Fund may not be able to fully replicate its Underlying Index by investing in the relevant A-Shares and this will increase the tracking error of a Fund. Any delay in repatriation of RMB out of China may result in delay in payment of redemption proceeds to the redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and the Fund’s performance may be adversely affected.

Foreign currency considerations. (Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and Xtrackers MSCI China A Inclusion Equity ETF) The assets of Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and Xtrackers MSCI China A Inclusion Equity ETF are invested primarily in the equity securities of issuers in China and the income received by a Fund will be primarily in RMB.

RMB can be further categorized into onshore RMB (“CNY”), traded only in the PRC, and offshore RMB (“CNH”), traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. A Fund may also be adversely affected by the exchange rates between CNY and CNH. There is no assurance that there will always be RMB available in sufficient amounts for a Fund to remain fully invested. A Fund’s Underlying Index is calculated in CNY with respect to Xtrackers Harvest CSI China A-Shares ETF and X-trackers Harvest CSI 500 China A-Shares Small Cap ETF and CNH with respect to Xtrackers MSCI China A Inclusion Equity ETF.

Meanwhile, each Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by a Fund at the foreign exchange rate in effect on that date. Any gain or loss attributable to fluctuations in exchange rates between the time a Fund accrues income or gain and the time the Fund converts such income or gain from RMB to the U.S. dollar is generally treated as ordinary income or loss. Therefore, if the value of the RMB increases relative to the U.S. dollar between the accrual of income and the time at which a Fund converts the RMB to U.S. dollars, the Fund will recognize ordinary income when the RMB is converted. In such circumstances, if a Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code, the Fund may be required to liquidate certain positions in order to

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make distributions. The liquidation of investments, if required, may also have an adverse impact on a Fund’s performance.

Furthermore, a Fund may incur costs in connection with conversions between U.S. dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Currently, there is no market in China in which a Fund may engage in hedging transactions to minimize RMB foreign exchange risk in CNY, and there can be no guarantee that instruments suitable for hedging currency in CNY will be available to a Fund in China at any time in the future. In the event that in the future it becomes possible to hedge RMB currency risk in China in CNY, a Fund may seek to reduce the foregoing currency risks by engaging in hedging transactions. In that case, a Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in China. The Funds do not currently intend to hedge RMB currency risk in CNH. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s or Sub-Adviser’s (as applicable) view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.

Investments in A-Shares. (Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and Xtrackers MSCI China A Inclusion Equity ETF) Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF intend to invest directly in A-Shares through Stock Connect or the Sub-Adviser’s RQFII quota, as applicable. In the future the Xtrackers MSCI China A Inclusion Equity ETF may utilize an RQFII quota applied for by and granted to the Adviser. Because a Fund will not be able to invest directly in A-Shares in excess of an RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the Fund’s direct investments in A-Shares may be limited. In addition, restrictions may be imposed on the repatriation of gains and income that may affect a Fund’s ability to satisfy redemption requests. Currently, there are two stock exchanges in mainland China, the SSE and the SZSE. The Shanghai and Shenzhen Stock Exchanges are supervised by the China Securities Regulatory Commission (“CSRC”) and are highly automated with trading and settlement executed electronically. The SSE and SZSE are substantially smaller, less liquid, and more volatile than the major securities markets in the United States.

The SSE commenced trading on December 19, 1990, and the SZSE commenced trading on July 3, 1991. The SSE and SZSE divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the SSE and SZSE that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the SSE or SZSE. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded on SSE and SZSE in RMB.

As of January 31, 2018, the CSRC had granted licenses to 227 RQFIIs and to 310 QFIIs bringing total investment quotas to approximately US $196.1 billion (as of February 27, 2018) in A-Shares and other permitted Chinese securities. Because restrictions continue to exist and capital therefore cannot flow freely into the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market.

The Chinese government has in the past taken actions that benefited holders of A-Shares. As A-Shares become more accessible to foreign investors, such as the Funds, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that any existing RQFII quota will be maintained or that any additional RQFII quotas will be granted if the RQFII quota is reduced or eliminated by SAFE or if the RQFII license is revoked by CSRC at some point in the future. A Fund cannot predict what would occur if the Stock Connect program was terminated, if the RQFII quota were reduced or eliminated or if the Sub-Adviser’s RQFII license were to be revoked, although such an occurrence would likely have a material adverse effect on the Fund.

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(Xtrackers MSCI All China Equity ETF only) Currently, the Fund does not expect to invest in A-Shares directly. Instead, the Fund will invest primarily in the Underlying Fund to obtain investment exposure to A-Shares. The Fund may also invest in the Xtrackers Harvest ETFs. The Fund’s A-Shares investment exposure will therefore be limited to the RQFII quota amount obtained by the Xtrackers Harvest ETFs and their sub-adviser, as well as the limits that may be imposed by Stock Connect. Because the Xtrackers China A-Shares ETFs invest directly in A-Shares, it is subject to the risk that restrictions may be imposed on the repatriation of gains and income that may affect its ability to satisfy redemption requests. The potential inability of the Xtrackers China A-Shares ETFs to satisfy redemption requests could adversely affect the liquidity and performance of the Fund.

Investment and repatriation restrictions. (Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and Xtrackers MSCI China A Inclusion Equity ETF only) Investments by a Fund in A-Shares (as well as other Chinese financial instruments permitted by the CSRC and the People’s Bank of China, including open- and closed-end investment companies) are subject to governmental pre-approval limitations on the quantity that a Fund may purchase and/or limits on the classes of securities in which the Fund may invest.

With respect to investments in A-Shares made through the RQFII program, repatriations by RQFIIs for investors such as the Xtrackers Harvest ETFs are permitted daily and are not subject to lock-up periods or prior approval. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the Fund’s assets may adversely affect the Fund’s ability to meet redemption requests and/or may cause the Fund to borrow money in order to meet its obligations. These limitations may also prevent a Fund from making certain distributions to shareholders.

The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of a Fund’s holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and, at the worst, a Fund may not be able to achieve its investment objective.

(Xtrackers MSCI All China Equity ETF only) Investments by Xtrackers MSCI All China Equity ETF in certain Chinese financial instruments permitted by the CSRC and the

People’s Bank of China, including A-Shares (if any) and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that the Xtrackers MSCI All China Equity ETF (or Underlying Fund) may purchase and/or limits on the classes of securities in which a Fund may invest.

Repatriations by RQFIIs for investors such as the Xtrackers Harvest ETFs in which the Fund may invest are permitted daily and are not subject to lock-up periods or prior approval. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the Fund’s assets or the assets of the Xtrackers China A-Shares ETFs may directly or indirectly adversely affect the Fund’s ability to meet redemption requests and/or cause a Fund to borrow money in order to meet its obligations. These limitations may also prevent the Fund from making certain distributions to shareholders or the Xtrackers China A-Shares ETFs from making certain distributions to the Fund.

The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the Xtrackers China A-Shares ETFs holdings as compared to the performance of the Fund’s Underlying Index, and thus with respect to the Fund’s holdings as compared to that of its Underlying Index. This may increase the risk of tracking error and, at the worst, the Fund may not be able to achieve its investment objective.

A-Shares currency risk. A Fund’s investments in A-Shares will be denominated in RMB and the income received by the Fund in respect of such investments will be in RMB. As a result, changes in currency exchange rates may adversely affect a Fund’s returns. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, a Fund’s exposure to RMB may result in reduced returns to the Fund. A Fund does not expect to hedge its currency risk. Moreover, a Fund may incur costs in connection with conversions between U.S. dollars and RMB and will bear the risk of any inability to convert the RMB. Xtrackers MSCI All China Equity ETF is subject to the same risks to the extent it invests in the Xtrackers Harvest ETFs.

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Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases under Stock Connect each day. The Daily Quota does not belong to a Fund and is utilized by all investors on a first-come-first-serve basis. As such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although a Fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota may restrict a Fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.

In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Moreover, A-Shares through Stock Connect (“Stock Connect A-Shares”) generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While A-shares must be designated as eligible to be traded under Stock Connect (such eligible A-Shares listed on the SSE, the “SSE Securities,” and such eligible A-Shares listed on the SZSE, the “SZSE Securities”), those A-Shares may also lose such designation, and if this occurs, such A-Shares may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checks to ensure an investor has sufficient A-Shares in its account before the market opens on the trading day. Accordingly, if there are insufficient A-Shares in an investor’s account before the market opens on the trading day, the sell order will be rejected, which may adversely impact the Funds’ performance.

In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject a Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, a Fund’s ability to access A-Shares through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, a Fund may not be able to acquire or dispose of

A-Shares through Stock Connect in a timely manner, which could adversely affect a Fund’s performance.

Each Fund’s investments in A-Shares though Stock Connect are held by its custodian in accounts in Central Clearing and Settlement System (“CCASS”) maintained by the Hong Kong Securities Clearing Company Limited (“HKSCC”), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The precise nature and rights of each Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of each Fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of each Fund or as part of the general assets of HKSCC available for general distribution to its creditors.

Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A Fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.

The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers’ or custodians’ accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades. Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC’s liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, a Fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.

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Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the borders of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-Shares through Stock Connect could be disrupted, and a Fund’s ability to achieve its investment objective may be adversely affected.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, a Fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, according to Caishui [2014] 81 (“Circular 81”) and Caishui [2016] 127 (“Circular 127”), while foreign investors are exempted from paying capital gains or business taxes (later, value-added taxes) on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for a Fund. Dividends derived from A-Shares are subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.1% of the total sales value.

Circular 81 and Circular 127 stipulate that PRC business tax (and, subsequently, PRC value-added tax) is temporarily exempted on capital gains derived by Hong Kong market participants (including a Fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value-added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the value-added tax regime.

The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Xtrackers MSCI All China Equity ETF is subject to the same risks to the extent it invests in the Xtrackers China A-Shares ETFs.

PRC brokers risk. Regulations adopted by the CSRC and SAFE under which a Fund will invest in A-Shares provide that the Sub-Adviser, if licensed as an RQFII, may select a PRC broker to execute transactions on its behalf on each of the two PRC exchanges – the SSE and SZSE. The Sub-Adviser may select the same broker for both Exchanges. As a result, the Sub-Adviser will have less flexibility to choose among brokers on behalf of a Fund than is typically the case for U.S. investment managers. In the event of any default of a PRC broker in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, a Fund may encounter delays in recovering its assets which may in turn adversely impact the NAV of the Fund.

If the Sub-Adviser is unable to use one of its designated PRC brokers in the PRC, units of a Fund may trade at a premium or discount to its NAV or the Fund may not be able to track the Underlying Index. Further, the operation of the Fund may be adversely affected in the case of any acts or omissions of a PRC broker, which may result in increased tracking error or the Fund being traded at a significant premium or discount to its NAV. The limited number of PRC brokers that may be appointed may cause the Fund to not necessarily pay the lowest commission available in the market. The Sub-Adviser, however, in its selection of PRC brokers will consider such factors as the competitiveness of commission rates, size of the relevant orders, and execution standards. There is a risk that a Fund may suffer losses from the default, bankruptcy or disqualification of the PRC brokers. In such events, a Fund may be adversely affected in the execution of any transaction. Xtrackers MSCI China A Inclusion Equity ETF would be subject to this risk if in the future the Adviser or a sub-adviser becomes an RQFII and they invest that way. Xtrackers MSCI All China Equity ETF is subject to the same risks to the extent it invests in the Xtrackers Harvest ETFs.

Custody risks of investing in A-Shares under the RQFII program. If a Fund invests directly in A-Shares under the RQFII program, a Fund is required to select a PRC sub-custodian (the “PRC sub-custodian”), which is a mainland commercial bank qualified both as a custodian for qualified foreign institutional investors (“QFII custodian”) and as a settlement agent on the inter-bank bond market. The PRC sub-custodian maintains a Fund’s RMB deposit accounts and oversees the Fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the People’s Bank

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of China. A-Shares that are traded on the SSE and SZSE are dealt and held in book-entry form through the CSDCC. A-Shares purchased by the Sub-Adviser, in their capacity as an RQFII, on behalf of a Fund, may be received by the CSDCC as credited to a securities trading account maintained by the PRC sub-custodian in the names of the Fund and the Sub-Adviser as the RQFII. A Fund will pay the cost of the account. The Sub-Adviser may not use the account for any other purpose than for maintaining a Fund’s assets. However, given that the securities trading account will be maintained in the name of the Sub-Adviser for the benefit of a Fund, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Sub-Adviser may assert that the securities are owned by the Sub-Adviser and not a Fund, and that a court would uphold such an assertion, in which case creditors of the Sub-Adviser could seize assets of the Fund. Because the Sub-Adviser’s RQFII quota would be in the name of the Sub-Adviser rather than a Fund, there is also a risk that regulatory actions taken against the Sub-Adviser by PRC government authorities may affect the Fund.

Investors should note that cash deposited in a Fund’s account with the PRC sub-custodian will not be segregated but will be a debt owing from the PRC sub-custodian to the Fund as a depositor. Such cash will be co-mingled with cash belonging to other clients of the PRC sub-custodian. In the event of bankruptcy or liquidation of the PRC sub-custodian, a Fund will not have any proprietary rights to the cash deposited in the account, and the Fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC sub-custodian. A Fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the Fund will suffer losses. Xtrackers MSCI China A Inclusion Equity ETF would be subject to this risk if in the future the Adviser or a sub-adviser becomes an RQFII. Xtrackers MSCI All China Equity ETF is subject to the same risks to the extent it invests in the Xtrackers Harvest ETFs.

Disclosure of interests and short swing profit rule. A Fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require a Fund to make certain public disclosures when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, a Fund will be required to report information which includes, but is not limited to: (a) information about the Fund (and parties acting in concert with the Fund) and the type and extent of its holdings in the company; (b) a statement of the Fund’s purposes for the investment and whether the Fund intends to increase its holdings over the following 12-month period; (c) a statement of the Fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered the Fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if a Fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. A Fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require a Fund to disclose its holdings to the public, which could have an adverse effect on the performance of the Fund.

The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, a Fund may be deemed as a “concerted party” of other funds managed by the Adviser, Sub-Adviser or their affiliates and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.

If the 5% shareholding threshold is triggered by a Fund and parties acting in concert with the Fund, the Fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and a Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine a Fund’s performance, if the Fund would otherwise make trades during that period but is prevented from doing so by the regulation.

Once a Fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the Fund’s report and announcement of the incremental change. These trading freezes may undermine a Fund’s performance as described above. Also, SSE requirements currently require a Fund and parties acting in concert, once they have reach the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading

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which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation).

CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.

Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of a Fund with the result that where the holdings of the Fund (possibly with the holdings of other investors deemed as concert parties of the Fund) exceed 5% of the total issued shares of a listed company, the Fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of a Fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, a Fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of a Fund. Xtrackers MSCI All China Equity ETF is subject to the same risks to the extent it invests in the Xtrackers China A-Shares ETFs.

Derivatives risk. Derivatives are financial instruments, such as futures contracts and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, a Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions.

Futures. If a Fund is unable to invest in the constituents of the Underlying Index for any reason, the Adviser or Sub-Adviser (as applicable) may invest in futures contracts to gain exposure to the constituents or the A-Share market generally. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of future contracts can be highly volatile, using future contracts can lower total return and the potential loss from future contracts can exceed a Fund’s initial investment in such contracts.

Limited availability of swaps. To the extent the Adviser or Sub-Adviser (as applicable) invests in swaps to gain exposure to A-Shares in an effort to achieve a Fund’s investment objective, a Fund will be subject to the risk that the number of counterparties able to enter into swaps to provide exposure to A-Shares may be limited. To the extent that the RQFII quota of a potential swap counterparty is reduced or eliminated due to actions by the Chinese government or as a result of transactions entered into by the counterparty with other investors, the counterparty’s ability to continue to enter into swaps or other derivative transactions with a Fund may be reduced or eliminated, which could have a material adverse effect on the Fund. These risks are compounded by the fact that at present there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of A-Shares. Furthermore, swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of a Fund to renew the expiration period of the relevant swap at agreed upon terms. In addition, under the current regulations regarding quotas of QFIIs and RQFIIs administered by SAFE, QFIIs and RQFIIs are prohibited from transferring or selling their quotas to any third party. However, there is uncertainty over what constitutes a transfer of quota and how this prohibition is implemented. Therefore, subject to interpretation by SAFE, QFIIs and RQFIIs may be limited or prohibited from providing a Fund access to RQFII quotas

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by entering into swap or other derivative transactions, which, in turn, could adversely affect the Fund. This is applicable to Xtrackers MSCI All China Equity ETF to the extent the Underlying Fund and Xtrackers Harvest ETFs engage in swaps directly.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to a Fund. This is especially true given the limited number of potential counterparties willing and able to enter into swap transactions on A-Shares. In addition, a swap transaction may be subject to a Fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Foreign investment risk. A Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of a Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value a Fund’s foreign investments.

In addition, each Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

In addition, various PRC companies derive their revenues in RMB but have requirements for foreign currency, including for the import of materials, debt service on foreign currency denominated debt, purchases of imported equipment and payment of any cash dividends declared. The existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for certain transactions, including trade and service related foreign exchange transactions and payment of dividends. However, it is impossible to predict whether the PRC government will continue its existing foreign exchange policy and when the PRC government will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of SAFE. Since 1994, the conversion of RMB into U.S. dollars has been based on rates set by the People’s Bank of China, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. It is not possible to predict nor give any assurance of any future stability of the RMB to U.S. dollar exchange rate. Fluctuations in exchange rates may adversely affect a Fund’s NAV. Furthermore, because dividends are declared in U.S. dollars and underlying payments are made in RMB, fluctuations in exchange rates may adversely affect dividends paid by a Fund.

From time to time, a Fund may invest in shares of foreign investment companies, including but not limited to, ETFs the shares of which are listed and traded primarily or solely on a foreign securities exchange. Such foreign funds will not be registered as investment companies with the SEC or subject to the U.S. federal securities laws. As a result, a Fund’s ability to transfer shares of such foreign funds outside of the foreign fund’s primary market will be restricted or prohibited. While such foreign funds may operate similarly to domestic funds, a Fund as an investor

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in a foreign fund will not be afforded the same investor protections as are provided by the U.S. federal securities laws.

When a Fund invests in a foreign fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the foreign fund’s expenses. Further, in part because of these additional expenses, the performance of a foreign fund may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the foreign fund. A Fund’s investments in foreign ETFs will be subject to the risk that the NAV of the foreign fund’s shares may trade below the Fund’s NAV. The NAV of foreign fund shares will fluctuate with changes in the market value of the foreign fund’s holdings. The trading prices of foreign fund shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for a foreign ETF depending on the fund’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to a foreign fund’s shares trading at a premium or a discount to NAV.

Depositary receipt risk. Each Fund may invest in depositary receipts, including ADRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign investments in ADRs and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which a Fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), a Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling fund shares. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent a

Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in a Fund’s NAV.

Non-diversification risk. (Xtrackers MSCI All China Equity ETF and Xtrackers MSCI China A Inclusion Equity ETF only) Each Fund is “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, a Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase a Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Country concentration risk. Because each Fund invests a significant portion of its assets in the securities of a single country (directly or indirectly), it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund’s performance.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of a Fund’s holdings vary significantly and you may pay more than the value of the Fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the Fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of a Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of a Fund’s holdings.

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Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, a Fund may have a limited number of financial institutions that may act as APs or market makers. Only APs who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Creations and Redemptions”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, a Fund’s shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a Fund. In addition, the securities held by a Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in a Fund’s NAV. The bid-ask spread varies over time for shares of a Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has substantial trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). A Fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The bid -ask spread of a Fund may be wider in comparison to the bid/ask spread of other ETFs, due to a Fund’s exposure to

A-Shares. A Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s shares.

Valuation risk. Because non-U.S. exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Operational risk. The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The Funds seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Basic materials sector risk. (Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF only) The basic materials sector includes companies that manufacture chemicals, construction materials, glass and paper products, as well as metals, minerals and mining companies. To the extent the Underlying Index includes securities of issuers in the basic materials sector, the Fund will invest in companies in such sector. As such, the Fund may be sensitive to changes in, and its performance may depend on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Financial services sector risk. (All Funds except Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF) Each Fund invests a significant portion of its assets (directly or indirectly) in securities issued by companies in the financial services sector in order to track the Fund’s Underlying Index’s allocation to that sector. As a result, each Fund is sensitive to changes in, and its performance may depend on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the

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amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates and loan losses, which usually increase in economic downturns. Events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by governmental regulatory authorities, but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

The financial services sector in China is also undergoing significant change, including continuing consolidations, development of new products and structures and changes to its regulatory framework, which may have an impact on the issuers included in the Underlying Index. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of a Fund’s investments in financial institutions.

Industrials sector risk. (All Funds except Xtrackers MSCI All China Equity ETF) Each Fund (directly or indirectly) invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Fund’s Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of each Fund’s Underlying Index, the Funds will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Information technology sector risk. (Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and Xtrackers MSCI All China Equity only) The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Small and medium company risk. (Xtrackers Harvest CSI 300 China A-Shares only) Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Investing in other investment companies risk. (Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers MSCI All China Equity ETF only) Xtrackers MSCI All China Equity ETF expects to invest in the Xtrackers China A-Shares ETFs. Each Fund may purchase shares of other investment companies, such as ETFs, mutual funds, unit investment trusts, and closed-end investment companies, which may trade at a discount to their NAV, to gain exposure to the Chinese securities markets while awaiting an opportunity to purchase securities directly or when such investments present a more cost efficient alternative to investing directly in securities. When a Fund invests in another investment company, in addition to directly bearing the expenses associated with its own operations, the Fund and its shareholders will bear a pro rata portion of the other investment company’s expenses. For example, the Fund will indirectly pay a portion of the expenses (including operating expenses and management fees) incurred by the other investment company. Further, in part because of these additional expenses, the performance of an investment company may differ from

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the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, a Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, a Fund may invest in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act and therefore, not subject to the regulatory scheme of the 1940 Act.

An investor in a Fund may receive taxable gains from portfolio transactions by an underlying fund, as well as taxable gains from transactions in shares of the underlying fund held by a Fund. As a Fund’s allocations to an underlying fund change from time to time, or to the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Indexing risk. While the exposure of each Underlying Index to its component securities is by definition 100%, a Fund’s effective exposure to Underlying Index securities may vary over time. Because each Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

U.S. tax risk. A Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, should the Chinese government impose restrictions on the Fund’s ability to repatriate funds associated with direct investments in A-Shares, the Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code. If the Fund fails to satisfy the distribution requirements necessary to qualify for treatment as a RIC for any taxable year, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level. If the Fund fails to satisfy a separate distribution requirement, it will be subject to a Fund-level excise tax. These Fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions. Xtrackers MSCI All China Equity ETF is subject to the same risks to the extent it invests in the Xtrackers China A-Shares ETFs.

A-Shares tax risk. (All Funds except Xtrackers MSCI All China Equity ETF ) Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Since the respective inception of Shanghai Connect and Shenzhen Connect, foreign investors (including the Funds) investing in A-Shares listed on the SSE through Shanghai Connect and those listed on the SZSE through Shenzhen Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of a Fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes could have a material adverse effect on a Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a Fund and their shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments

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(whether made through Stock Connect or an RQFII), a Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a Fund’s return could be substantial. A Fund will be liable to the Adviser and/or Sub-Adviser for any Chinese tax that is imposed on the Adviser and/or Sub-Adviser with respect to the Fund’s investments.

To the extent a Fund invests in swaps linked to A-Shares, such investments may be less tax-efficient for U.S. tax purposes than a direct investment in A-Shares. Any tax liability incurred by the swap counterparty may be passed on to a Fund. When a Fund sells a swap on A-Shares, the sale price may take into account of the RQFII’s tax liability.

Investments in swaps and other derivatives may be subject to special U.S. federal income tax rules that could adversely affect the character, timing and amount of income earned by a Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, a Fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares. For example, swaps in which a Fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the Fund will generate short-term capital gains. In addition, because the application of special tax rules to a Fund and its investments may be uncertain, it is possible that the manner in which they are applied by the Fund may be determined to be incorrect. In that event, a Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability. A Fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for U.S. federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders.

Tax risk. (Xtrackers MSCI All China Equity ETF only) The Fund’s exposure to China A-Shares investments through its underlying fund or funds (i.e., primarily through the Underlying Fund) may be less tax efficient than a direct investment in A-Shares. The Fund will not be able to offset its taxable income and gains with losses incurred by an underlying fund, because the underlying fund is treated as a corporation for U.S. federal income tax purposes. The Fund’s sales of shares in an underlying fund, including those resulting from changes in the Fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the Fund’s shareholders. Further, certain losses recognized on sales of shares in an underlying fund may be deferred under the wash sale rules. Any loss realized by the Fund on a disposition of shares in an underlying fund held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the Fund of net long-term capital gain with respect to the underlying fund’s shares (including any amounts credited to the Fund as undistributed capital gains). Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to a Fund and therefore may not be offset by any short-term capital losses incurred by the Fund. The Fund’s short-term capital losses might instead offset long-term capital gains realized by the Fund, which would otherwise be eligible for reduced U.S. federal income tax rates when distributed to individual and certain other non-corporate shareholders. If the Chinese government imposes restrictions on an underlying fund’s ability to repatriate funds associated with investment in A-Shares, the underlying fund could fail to qualify for U.S. federal income tax treatment as a regulated investment company. Under those circumstances, an underlying fund would be subject to tax as a regular corporation, and the Fund would not be able to treat non-U.S. income taxes paid by the underlying fund as paid by the Fund’s shareholders.

Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for an underlying fund. Specific rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of an underlying fund’s investments in A-Shares through HGI’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, an underlying fund is generally subject to a tax of 10% on any dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. In addition, a nonresident enterprise is subject to withholding tax at a rate of 10% on its capital gains, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted for a period of three years. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the underlying funds, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-U.S. Double Taxation Agreement. During 2015,

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revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. An underlying fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on an underlying fund’s return could be substantial. An underlying fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the underlying fund’s investments. If an underlying fund’s direct investments in A-Shares through the Sub-Adviser’s RQFII quote become subject to repatriation restrictions, the underlying fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Fund for obligations of an RQFII, such as HGI or, in the future, the Adviser. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor is also uncertain. Finally, it is whether an RQFII would also be eligible for PRC BT exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on an underlying fund could have a material adverse effect on a Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to an underlying fund and their shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, an underlying fund could be subject to withholding tax liability in excess of the amount reserved. The impact of any such tax liability on the Fund’s return could be substantial. An underlying fund will be liable to HGI for any Chinese tax that is imposed on HGI with respect to the underlying fund’s investments.

Investments in swaps and other derivatives may be subject to special U.S. federal income tax rules that could adversely affect the character, timing and amount of income earned by the Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, the Fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares. For example, swaps in which the Fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the Fund will generate short-term capital gains. In addition, because the application of special tax rules to the Fund and its investments may be uncertain, it is possible that the manner in which they are applied by the Fund may be determined to be incorrect. In that event, the Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability. The Fund may make investments, both directly and through swaps or other derivative positions, in companies classified as controlled foreign corporations (“CFCs”) or passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. Investments in CFCs and PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders.

(Xtrackers MSCI All China Equity ETF only)

The sale or other transfer by the Adviser of B-Shares will be subject to PRC Stamp Duty at a rate of 0.1% on the transacted value. The Adviser will not be subject to PRC Stamp Duty when it acquires B-Shares.

To the extent the Fund invests in swaps linked to A-Shares, such investments may be less tax-efficient for U.S. tax purposes than a direct investment in A-Shares. Any tax liability incurred by the swap counterparty may be passed on to the Fund. When the Fund sells a swap on A-Shares, the sale price may take into account of the RQFII’s tax liability imposed under Chinese law.

Tracking error risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. There is no assurance that the

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Index Provider or any agents that may act on its behalf will compile the Fund’s Underlying Index accurately, or that each Underlying Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile an Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the applicable Fund and its shareholders. For example, during a period where a Fund’s Underlying Index contains incorrect constituents, each Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Such errors may negatively or positively impact the Funds and their shareholders. Any gains due to the Index Provider’s or others’ errors will be kept by the Funds and their shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the applicable Fund and its shareholders. Imperfect correlation between a Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses and maintains a tax reserve as a provision for potential Chinese taxes while its Underlying Index does not. Because the Xtrackers MSCI All China Equity ETF utilizes a representative sampling indexing strategy, the Fund may experience higher tracking error than it would if it held all the securities of the Underlying Index with the same weightings as the Underlying Index. The same risk would apply to the other Funds if one or more of them utilizes a representative sampling strategy. In addition, the Funds may not be able to invest in certain securities and other instruments included in the Fund’s respective Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of China, a lack of liquidity on stock exchanges in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Moreover, a Fund may be delayed in purchasing or selling securities and other instruments included in its Underlying Index. Any issues a Fund encounters with regard to currency convertibility (including the cost of borrowing, if any) and repatriation may also increase the index tracking risk. The Adviser’s and/or Sub-Adviser’s decision to invest in securities not included in an Underlying Index, derivative instruments, and other pooled investment vehicles to seek to gain exposure to A-Shares in the event the Stock Connect Daily Quota has been reached, an RQFII quota has become inadequate or the Sub-Adviser is unable to maintain its RQFII status also may give rise to tracking error until additional RQFII quota can be obtained. Xtrackers MSCI All China Equity ETF is subject to the same risks to the extent it invests in the Xtrackers China A-Shares ETFs. The risk of tracking error will be greater to the extent the performance of the Xtrackers China A-Shares ETFs differ from that of the A-Share components of the Fund’s Underlying Index and to the extent the shares of the Xtrackers China A-Shares ETFs trade at a premium or discount.

Each Fund for purposes of calculating the Fund’s NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index. For this Fund, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing, if any) and repatriation may also increase the tracking error risk. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Underlying Index.

Each Fund may fair value certain of its securities except those securities primarily traded on exchanges that close at the same time the Fund calculates its NAV. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different from the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Underlying Index. To the extent each Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities’ closing prices (i.e., the value of its Underlying Index is not based on fair value prices), or if a Fund otherwise calculates its NAV based on prices that differ from those used in calculating its Underlying Index, the Fund’s ability to track its Underlying Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its Underlying Index. In addition, if a Fund utilizes depositary receipts and other derivative instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its

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Underlying Index as would be the case if the Fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. In light of the factors discussed above, a Fund’s return may deviate significantly from the return of its Underlying Index.

Cash transactions risk. (Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and Xtrackers MSCI China A Inclusion Equity ETF only) Unlike many ETFs, each Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Other more conventional ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to meet redemption requests. Effecting all redemptions for cash may cause a Fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time resulting in potential losses to the Fund and involve transaction costs. If a Fund recognizes a capital loss on these sales, the loss will offset capital gains and may result in smaller capital gain distributions from the Fund. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. Each Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a more conventional ETF.

In addition, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. To the extent transaction and other costs associated with a redemption exceed the redemption fee, those transaction costs might be borne by a Fund’s remaining shareholders. China may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of a Fund’s shares than for more conventional ETFs.

As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of a Fund on an exchange.

Additional Risks of Investing in the Funds

Absence of Active Market. Although shares of the Funds are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Trading Risks. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of a Fund. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.

Risks Relating to Calculation of Net Asset Value. The Funds rely on various sources to calculate their NAVs. Therefore, each Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures.

Leveraging Risk. A Fund’s investment in futures contracts and other derivative instruments provide leveraged exposure. A Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments may at times be an integral part of the Fund’s investment strategy and may expose the Fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instruments and, thus, in the value the Fund’s portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower a Fund’s return.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as

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determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Assets Under Management (AUM) Risk. From time to time a third party, the Adviser and/or its affiliates may invest in a Fund and hold its investment for a specific period of time in order for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels.

Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the Adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the Adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. The top holdings of the Fund can be found at www.Xtrackers.com. Fund fact sheets also provide information regarding the Fund’s top holdings and may be requested by calling 1-855-329-3837 (1-855-DBX-ETFS).

MANAGEMENT

Investment Adviser and Sub-Adviser

DBX Advisors LLC (“Adviser”), with headquarters at 345 Park Avenue, New York, New York 10154, is the investment adviser for each Fund. Under the oversight of the Board, the Adviser (or a sub-adviser, if applicable, under the oversight of the Adviser) makes the investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions.

Deutsche Bank AG (the “Bank”) reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Adviser is an indirect, wholly-owned subsidiary of DWS Group. Founded in 2010, the Adviser managed approximately $12.57 billion in 37 operational exchange-traded funds, as of May 22, 2018.

DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including the Adviser and other affiliated investment advisors.

DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Adviser has engaged HGI, located at 31/F One Exchange Square, Connaught Place, Central, Hong Kong to serve as the sub-adviser for Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF. The Sub-Adviser is a registered investment adviser and serves as the investment sub-adviser for the Funds and, subject to the supervision of the Adviser and the Trust’s Board, is responsible for the investment management of the Funds.

Management Fee

For its services to the Funds during the most recent fiscal year, the Adviser received aggregate unitary management fees at the following annual rates as a percentage of each Fund’s average daily net assets:

Fund	Fee as a % of average daily net assets
Xtrackers Harvest CSI 300 China A-Shares ETF*	0.67%
Xtrackers MSCI China A Inclusion Equity ETF**	0.70%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF*	0.67%
Xtrackers MSCI All China Equity ETF	0.35%

*	Effective August 1, 2016, the Fund’s management fee was reduced from 0.80% to 0.65% as a percentage of average daily net assets.

**	Effective June 1, 2018, the Fund’s management fee was reduced to 0.60% of the Fund’s average daily net assets.

Pursuant to the investment advisory agreement between the Adviser and the Trust (entered into on behalf of each Fund) (the “Investment Advisory Agreement”), the Adviser is responsible for substantially all expenses of the Funds,

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including the payments to the Sub-Adviser (as applicable), the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees, legal, audit and other services except for the fee payments under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses.

With respect to Xtrackers MSCI China A Inclusion Equity ETF, the Adviser has contractually agreed, until June 1, 2019, to its management fee and/or reimburse Fund operating expenses in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Xtrackers China A-Shares ETFs. This agreement may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

With respect to Xtrackers MSCI All China Equity ETF, to the extent the Fund invests in the shares of an affiliated fund, the Adviser has contractually agreed, until October 1, 2018, to waive its management fee and/or reimburse Fund operating expenses in an amount equal to the Fund’s management fee attributable to the Fund’s assets invested in the affiliated fund. This agreement may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement, and, where applicable, the Sub-Advisory Agreement, is available in the Funds’ annual report for the period ended May 31, 2017.

Manager of Managers Structure

The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, selects sub-advisers for the Fund and supervises, monitors and evaluates the performance of each sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit a Fund and its shareholders. The Adviser thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser is able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser. The Adviser compensates each sub-adviser out of its management fee.

Portfolio Managers

Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

Teresa Zheng is primarily responsible for the day-to-day management of the Funds. Ms. Zheng is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of her team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of her portfolio management team with more limited responsibilities.

Ms. Zheng, joined HGI in November 2016 as a portfolio manager in the passive strategies investment team. She has over 8 years of experience in the financial industry. Prior to HGI, she was an investment manager at Hang Seng Investment Management, where she was responsible for managing ETFs, retail funds and other types of investment vehicles registered in Hong Kong. Her previous experience also includes serving as an assistant professor at Chuhai College of Higher Education in Hong Kong, research analyst at First State Investment and financial market analyst at Factset StreetAccount. Ms. Zheng holds a PhD degree in Finance from Hong Kong University of Science & Technology and a Master’s degree in Management Science from Xi’an Jiaotong University.

Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers MSCI All China Equity ETF

Mr. Richards is a Director with DWS and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Prior to his current role, Mr. Richards served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, on behalf of an ETF issuer based in New York. At Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. He is currently responsible for the DBXA-managed ETFs as well as oversight of DBXA-sub-advised funds. Mr. Richards earned a BS in Finance from Boston College and is a CFA Charterholder.

Mr. Dwyer is a Director with DWS and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Dwyer was the head of Northern Trust’s International Equity Index ETF and Overlay portfolio management team in Chicago,

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managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Mr. Dwyer has a broad range of experience managing developed, emerging, and frontier index mandates, and currency and future overlay portfolios. Prior to joining Northern Trust in 2003, Mr. Dwyer participated in the DWS (formerly, Deutsche Asset Management) graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups. Mr. Dwyer received a BS in Finance from Rutgers University in 2001.

Mr. Sohrabi is a Vice President with DWS and has served as a Portfolio Manager and quantitative multi-asset strategist in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, Mr. Sohrabi served as a derivatives trader for several institutional asset managers and commodity trading advisors where he developed and managed systematic risk and trading strategies in equities, options, fx and futures. Mr. Sohrabi earned a BA in neurobiology from the University of California, Berkeley, and a Masters of Financial Engineering from the Anderson School of Management at the University of California, Los Angeles and is a CFA charterholder.

Mr. Bassous is a Vice President with DWS and has served as a Portfolio Manager in the Passive Asset Management business since 2017. Prior to joining Deutsche Bank, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management. Mr. Bassous received a BS in Finance from Yeshiva University in 2004.

Ms. Cipolletti is an Associate with DWS. She joined Deutsche Bank through Deutsche Bank’s graduate program and has served as a Junior Portfolio Manager in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, she served internships at DWS (formerly, Deutsche Asset Management), Deutsche Wealth Management, Private Banking and National Financial Partners. Ms. Cipolletti earned a BA in sustainable development with a focus in economics from Columbia University.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares of the Funds.

SHAREHOLDER INFORMATION

Additional shareholder information, including how to buy and sell shares of the Funds, is available free of charge by calling toll-free: 1-855-329-3837 (1-855-DBX-ETFS) or visiting our website at www.Xtrackers.com.

Buying and Selling Shares

Shares of each Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” — that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Funds’ shares trade on NYSE Arca under the following ticker symbols:

Fund	Ticker Symbol
Xtrackers Harvest CSI 300 China A-Shares ETF	ASHR
Xtrackers MSCI China A Inclusion Equity ETF	ASHX
Xtrackers Harvest CSI 500 China A-Shares ETF	ASHS
Xtrackers MSCI All China Equity ETF	CN

Shares of a Fund may be acquired or redeemed directly from the Funds only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Dividends and Distributions – Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has evaluated the risks of market timing activities by the Funds’ shareholders. The Board noted that the Funds’ Shares can only be purchased and redeemed directly from the Funds in Creation Units by APs and that the vast majority of trading in the Funds’ Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those

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trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF Fund and Xtrackers MSCI China A Inclusion Equity ETF, because such trades will be effected in cash, the Board noted that such trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Funds’ shares trade at or close to NAV. In addition, the Funds impose both fixed and variable transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by a Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to the Fund it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s shares.

The national securities exchange on which the Funds’ Shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust. However, this relief is not available for investments by registered investment companies in the Xtrackers MSCI All China Equity ETF, since the Fund operates as a “fund-of-funds” by investing in the Xtrackers China A-Shares ETFs.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.

Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices

The trading prices of a Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value

The NAV of each Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest

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cent. All valuations are subject to review by the Trust’s Board or its delegate. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.

The value of each Fund’s portfolio securities is based on the securities’ closing price on local markets when available. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Equity investments are valued at market value, which is generally determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Debt securities’ values are based on price quotations or other equivalent indications of value provided by a third-party pricing service. Any such third-party pricing service may use a variety of methodologies to value some or all of a Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by a Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. In certain cases, some of a Fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Money market securities maturing in 60 days or less will be valued at amortized cost. The approximate value of shares of the applicable Fund, an amount representing on a per share basis the sum of the current value of the deposit securities based on their then current market price and the estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. Foreign currency exchange rates with respect to each Fund’s non-U.S. securities are generally determined as of 4:00 p.m., London time. As the respective international local markets close, the market value of the portfolio securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second intervals. Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of each Fund are determined as of such earlier times. The value of each Underlying Index will not be calculated and disseminated intra-day. The value and return of each Underlying Index is calculated once each trading day by the

Index Provider based on prices received from the respective international local markets. In addition, the value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Use of a rate different from the rate used by the Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

Householding

Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

DIVIDENDS AND DISTRIBUTIONS

General Policies. Dividends from net investment income, if any, are generally declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment

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company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of each Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES

As with any investment, you should consider how your investment in shares of a Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions

Distributions from a Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by a Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to non-corporate shareholders as long-term capital gains, which are subject to reduced maximum tax rates, regardless of how long the shareholders have held the Fund’s shares. Distributions by a Fund that qualify as qualified dividend income are taxable to non-corporate shareholders at long-term capital gain rates. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

If certain holding period requirements are met, qualified dividend income received by a Fund may be eligible to be treated as qualified dividend income when distributed to non-corporate shareholders. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The PRC has such a treaty with the U.S. Dividends from PFICs are not qualified dividend income.

In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and generally as a capital gain thereafter. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

As noted above, investment income earned by a Fund may be subject to non-U.S. taxes; in particular, taxes imposed by China. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of non-U.S. stocks or securities, the Fund may elect, for U.S. federal income tax purposes, to treat certain non-U.S. income taxes (including withholding taxes) paid (or deemed paid) by the Fund as paid by its shareholders. This means that you would be considered to have received as additional gross income (potentially subject to U.S. withholding tax for non-U.S. shareholders) your share of such non-U.S. taxes, but you may, in such case, be entitled to either a tax deduction in calculating your taxable income, or a credit in calculating your U.S. federal income tax. Your ability to use foreign tax credits is subject to certain generally applicable limitations as further described in the SAI.

Prospectus October 2, 2017, as supplemented June 14, 2018	62	Fund Details

If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 28%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes when Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

CREATIONS AND REDEMPTIONS

Creations and Redemptions

Prior to trading in the secondary market, shares of a Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP enters into an authorized participant agreement (“Authorized Participant Agreement”) with the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Funds’ Transfer Agent. Only an AP may create or redeem Creation Units. With respect to Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and Xtrackers MSCI China A Inclusion Equity ETF, Creation Units generally are issued and redeemed in exchange for a specified amount of cash totaling the NAV of the Creation

Units. With respect to Xtrackers MSCI All China Equity ETF, Creation Units are principally issued and redeemed in exchange for a specific basket of securities approximating the holdings of the applicable Fund and a designated amount of cash. Creation Units may also be issued and redeemed in exchange for a specified amount of cash totaling the NAV of the Creation Units. Except when aggregated in Creation Units, shares are not redeemable by a Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.

Orders for creations and redemptions must be made by an AP that is a DTC participant and, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

The Funds intend to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Authorized Participants and the Continuous Offering of Shares

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933

Prospectus October 2, 2017, as supplemented June 14, 2018	63	Fund Details

Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees

APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for each of the Funds is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.

Fund	Fee
Xtrackers Harvest CSI 300 China A-Shares ETF	$4,200
Xtrackers MSCI China A Inclusion Equity ETF	$3,200
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	$4,750
Xtrackers MSCI All China Equity ETF	$2,800

DISTRIBUTION

The Distributor distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Adviser and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). For example, the Adviser and/or its affiliates may compensate financial advisors for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, Fund “supermarket” platforms and other formal sales programs; granting the Adviser and/or its affiliates access to the financial advisor’s sales force; granting the Adviser and/or its affiliates access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular Fund or fund type or other measures as agreed to by the Adviser and/or its affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser and/or its affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

Receipt of, or the prospect of receiving, additional compensation may influence your financial advisor’s recommendation of the Fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the Fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).

It is possible that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the Fund to their customers. However, the Adviser will not consider the sale of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. Accordingly, the Adviser has implemented policies and procedures reasonably designed to prevent its traders from considering sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Adviser and/or its affiliates will not use Fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

FUND SERVICE PROVIDERS

The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286 (“BNYM”), is the administrator, custodian and fund accounting and transfer agent for the Funds.

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Funds.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Prospectus October 2, 2017, as supplemented June 14, 2018	64	Fund Details

INDEX PROVIDER AND LICENSES

CSI, a leading index provider in China, is a joint venture between the SSE and the SZSE that specializes in the creation of indices and index-related services. CSI is not affiliated with the Trust, the Adviser, the Sub-Adviser, BNYM, the Distributor or any of their respective affiliates.

MSCI, Inc. (“MSCI”) is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Trust, the Adviser, BNYM, the Distributor or any of their respective affiliates.

The Adviser has entered into a license agreement with CSI and MSCI to use each Underlying Index. The Adviser has also entered into a License Agreement with a broker-dealer for the use of certain customized analytical data. All license fees are paid by the Adviser out of its own resources and not the assets of the Fund.

DISCLAIMERS

Shares of the Funds are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Funds or any member of the public regarding the ability of the Funds to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Funds in connection with the administration, marketing or trading of the shares of the Funds.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.

The Adviser makes no warranty, express or implied, to the owners of shares of the Funds or to any other person or entity, as to results to be obtained by the Funds from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Shares of the Funds are not sponsored, endorsed, sold or promoted by CSI or any affiliate of CSI and CSI bears no liability with respect to the Funds or any security. The Underlying Index of Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF is compiled and calculated by CSI. CSI will apply all necessary means to ensure the accuracy of the Underlying Index. However, none of CSI, the SSE nor the SZSE shall be liable (whether in negligence or otherwise) to any person for any error in the Underlying Index and none of CSI, the SSE nor the SZSE shall be under any obligation to advise any person of any error therein. All copyright in Underlying Index values and constituent list vests in CSI. Neither the publication of the Underlying Index by CSI nor the granting of a license regarding the Underlying Index as well as the Index Trademark for the utilization in connection with the Funds, which derived from the Underlying Indexes, represents a recommendation by CSI for a capital investment or contains in any manner a warranty or opinion by CSI with respect to the attractiveness on an investment in the Funds.

XTRACKERS MSCI ALL CHINA EQUITY ETF AND XTRACKERS MSCI CHINA A INCLUSION EQUITY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF EACH UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY

Prospectus October 2, 2017, as supplemented June 14, 2018	65	Fund Details

MSCI WITHOUT REGARD TO THE TRUST, THE ADVISER OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEXES. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUNDS ARE REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUNDS. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE.

NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCE MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often shares of the Funds traded on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds during the past calendar year, when available, can be found at www.Xtrackers.com.

Prospectus October 2, 2017, as supplemented June 14, 2018	66	Fund Details

The financial highlights table is intended to help you understand each Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Funds’ financial statements which have been audited by Ernst & Young LLP, except for the information for the six months ended November 30, 2017, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report as of May 31, 2017 and for the fiscal period then ended, which is available upon request. The table also includes unaudited information for Xtrackers MSCI China A Inclusion Equity ETF for the six months ended November 30, 2017, which is included in the Xtrackers MSCI China A Inclusion Equity ETF’s Semi-Annual Report as of November 30, 2017.

Xtrackers Harvest CSI 300 China A-Shares ETF

	Years Ended May 31,		Period Ended
	2016	2015	5/31/2014[b]

Selected Per Share Data
Net asset value, beginning of period	$49.93	$21.98	$25.00
Income (loss) from Investment Operations:
Net investment income (loss)[c]	0.43	0.09	(0.05)
Net realized and unrealized gain (loss)	(18.19)	27.96	(2.97)
Total from investment operations	(17.76)	28.05	(3.02)
Less distributions from:
Net investment income	(0.33)	(0.10)	—
Net realized gains	(8.10)	—	—
Total distributions	(8.43)	(0.10)	—
Net asset value, end of period	$23.74	$49.93	$21.98
Total Return (%)	(38.10)	127.82	(12.08	)**[d]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	326	1,410	153
Ratio of expenses before fee waiver (%)	0.80	0.80	0.96	*
Ratio of expenses after fee waiver (%)	0.80	0.80	0.92	*
Ratio of net investment income (loss) (%)	1.27	0.26	(0.38	)*
Portfolio turnover rate (%)[e]	159	58	42	**

[b]	For the period November 6, 2013 (commencement of operations) through May 31, 2014.
[c]	Based on average shares outstanding during the period.
[d]	The Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
[e]	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017, as supplemented June 14, 2018	67	Financial Highlights

Xtrackers CSI 300 China A-Shares Hedged Equity ETF ***

	For the Six Months Ended 11/30/2017		Year Ended	Period Ended
	(Unaudited)		5/31/2017	5/31/2016[a]

Selected Per Share Data
Net asset value, beginning of period	$19.53		$21.86	$25.00
Income (loss) from Investment Operations:
Net investment income (loss)[c]	0.16		0.29	0.40
Net realized and unrealized gain (loss)	2.85		1.05	(2.80)
Total from investment operations	3.01		1.34	(2.40)
Less distributions from:
Net investment income	—		(2.82)	(0.74)
Net realized gains	—		(0.85)	—
Total distributions	—		(3.67)	(0.74)
Net asset value, end of period	$22.54		$19.53	$21.86
Total Return (%)[d]	15.41	**	6.42 [g]	(10.01	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3	2
Ratio of expenses before fee waiver (%)[e]	0.70	*	0.72	1.25	****
Ratio expenses after fee waiver (%)[e]	0.05	*	0.05	0.45	****
Ratio of net investment income (loss) (%)	1.48	*	1.41	2.92	*
Portfolio turnover rate (%)[f]	1	**	6	4	**

[a]	For the period October 20, 2015 (commencement of operations) through May 31, 2016.
[c]	Based on average shares outstanding during the period.
[d]	The Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
[e]

The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.

[f]	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
[g]	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.41%.
*	Annualized.
**	Not Annualized.
***	Effective as of the date of this Prospectus, the Fund changed its name to Xtrackers MSCI China A Inclusion Equity ETF.
****	Annualized. Includes excise tax expense that is not annualized.

Prospectus October 2, 2017, as supplemented June 14, 2018	68	Financial Highlights

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

	Years Ended May 31,		Period Ended
	2016	2015	5/31/2014[a]

Selected Per Share Data
Net asset value, beginning of period	$65.42	$25.70	$25.00
Income (loss) from Investment Operations:
Net investment income (loss)[c]	(0.05)	(0.12)	0.02
Net realized and unrealized gain (loss)	(28.91)	40.05	0.68
Total from investment operations	(28.96)	39.93	0.70
Less distributions from:
Net investment income	(0.17)	(0.04)	—
Net realized gains	(3.29)	(0.17)	—
Total distributions	(3.46)	(0.21)	—
Net asset value, end of period	$33.00	$65.42	$25.70
Total Return (%)	(45.37)	155.99	2.80	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	82	8
Ratio of expenses (%)	0.80	0.80	0.80	*
Ratio of net investment income (loss) (%)	(0.11)	(0.30)	2.57	*
Portfolio turnover rate (%)[e]	215	131	0	**

[a]	For the period May 21, 2014 (commencement of operations) through May 31, 2014.
[c]	Based on average shares outstanding during the period.
[e]	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017, as supplemented June 14, 2018	69	Financial Highlights

Xtrackers MSCI All China Equity ETF

	Years Ended May 31,		Period Ended
	2016	2015	5/31/2014[b]

Selected Per Share Data
Net asset value, beginning of period	$46.01	$25.51	$25.00
Income (loss) from Investment Operations:
Net investment income (loss)[c]	2.15	0.32	0.06
Net realized and unrealized gain (loss)	(15.46)	20.58	0.45
Total from investment operations	(13.31)	20.90	0.51
Less distributions from:
Net investment income	(4.34)	(0.35)	—
Net realized gains	—	(0.05)	—
Total distributions	(4.34)	(0.40)	—
Net asset value, end of period	$28.36	$46.01	$25.51
Total Return (%)[d]	(29.80)	82.48	2.04	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	18	5
Ratio of expenses before fee waiver (%)[f]	0.60	0.60	0.60	*
Ratio of expenses after fee waiver (%)[f]	0.26	0.26	0.30	*
Ratio of net investment income (loss) (%)	6.46	0.94	2.73	*
Portfolio turnover rate (%)[e]	36	20	2	**

[b]	For the period April 30, 2014 (commencement of operations) through May 31, 2014.
[c]	Based on average shares outstanding during the period.
[d]	The Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
[e]	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
[f]

The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.

*	Annualized.
**	Not Annualized.

Prospectus October 2, 2017, as supplemented June 14, 2018	70	Financial Highlights

FOR MORE INFORMATION:

WWW.XTRACKERS.COM

1-855-329-3837 (1-855-DBX-ETFS)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.Xtrackers.com. For more information about the Funds, you may request a copy of the SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have any questions about the Trust or shares of the Funds or you wish to obtain the SAI or shareholder report free of charge, please:

Call:	1-855-329-3837 or 1-855-DBX-ETFS (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
E-mail:dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-22487

DBX ETF Trust

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)

Xtrackers MSCI All China Equity ETF (CN)

Statement of Additional Information

Dated October 2, 2017, as supplemented June 14, 2018

This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the above-referenced funds (each a “Fund” and collectively the “Funds”) of DBX ETF Trust (the “Trust”), as such Prospectus may be revised or supplemented from time to time. Each Fund is listed on NYSE Arca, Inc.

The Prospectus for the Funds included in this SAI is dated October 2, 2017, as may be supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), at 1290 Broadway, Suite 1100, Denver, Colorado 80203, calling 1-855-329-3837 (1-855-DBX-ETFS) or visiting www.Xtrackers.com.

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General Description of the Trust and the Funds

The Trust currently consists of 34 operational investment series or portfolios. The Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Funds’ shares (the “Shares”) is registered under the Securities Act of 1933, as amended (the “1933 Act”).

Effective October 2, 2017, the Board of Trustees (the “Board”) approved changes to the names of each Fund currently comprising the Trust. The following are the name changes applicable to the Funds described in this SAI.

Old Fund Name	New Fund Name
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	Xtrackers Harvest CSI 300 China A-Shares ETF
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Deutsche X-trackers MSCI All China Equity ETF	Xtrackers MSCI All China Equity ETF

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before fees and expenses, of a specified benchmark index (each, an “Underlying Index”).

Xtrackers MSCI All China Equity ETF seeks to meet its investment objective, with respect to the A-Share components of its Underlying Index, by investing its assets in the Xtrackers MSCI China A Inclusion Equity ETF (the “Underlying Fund”) and Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Xtrackers Harvest ETFs” and, together with the Underlying Fund, the “Xtrackers China A-Shares ETFs.”)

Each Fund is managed by DBX Advisors LLC (“DBXA” or the “Adviser”). Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares ETF are each sub-advised by Harvest Global Investments Limited (the “Sub-Adviser” or “HGI”).

The Funds offer and issue Shares at their net asset value (“NAV”) per Share only in aggregations of a specified number of Shares (“Creation Units”), generally in exchange for a specified amount of cash totaling the NAV of the Creation Units. Shares of the Funds are listed and trade on NYSE Arca, Inc. (the “Exchange”). Shares trade in the secondary market at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units. A Creation Unit consists of 50,000 Shares thereof.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit, equal to at least 115%, which the Adviser may change from time to time, of the market value of the omitted Deposit Securities. See the “Creation and Redemption of Creation Units” section of this SAI. Transaction fees for cash creations and redemptions may be higher than the transaction fees associated with in-kind creations and redemptions.

Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF effect creations and redemptions of Shares in cash. Xtrackers MSCI All China Equity ETF effects creations in-kind for securities. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit, equal to at least 115%, which the Adviser may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees for cash creations and redemptions may be higher than the transaction fees associated with in-kind creations and redemptions.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Shareholder Information section of the Funds’ Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

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Shares of the Funds are listed for trading and will trade throughout the day on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met. The Exchange may, but is not required to, remove the Shares of the Funds from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 Beneficial Owners (as that term is define below) of Shares of the Funds for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Funds are based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Funds are no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Shares of the Funds from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell Shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of Shares of the Funds, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a securities component and a cash component. The securities values included in an IOPV are the values of the basket of securities included in the Fund’s Underlying Index (the “Deposit Securities”). While the IOPV reflects the current market value of the Deposit Securities, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV, if any, consists of estimated accrued interest, dividends and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency, in this case the Renminbi (“RMB”).

The Trust reserves the right to adjust the Share prices of Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

The Xtrackers Harvest CSI 300 China A-Shares ETF is managed to seek to track the performance of the CSI 300 Index (the “Underlying Index”), which is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 300 largest and most liquid stocks in the China A-Share market.

The Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF is managed to seek to track the performance of the CSI 500 Index (the “Underlying Index”), which is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 500 smallest and most liquid stocks in the China A-Share market.

Each Fund will normally invest at least 80% of its total assets in securities of issuers that comprise its respective Underlying Index. Each Fund also will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio may not result in the elimination of the security from the Fund’s portfolio.

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As discussed in greater detail in the Funds’ Prospectus, A-Shares are issued by companies incorporated in mainland China and are traded in RMB on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses obtained from the China Securities Regulatory Commission (“CSRC”). QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. The Sub-Adviser is a licensed RQFII and has been granted RQFII quota for the Fund’s investments. As a result, the Sub-Adviser, on behalf of the Fund, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount.

Each Fund may also invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect (“Stock Connect”) programs. Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and any of the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, each Fund’s direct investments in A-Shares will be limited by the quota allocated to the RQFII or QFII and by the daily quotas that limit total purchases and/or sales through Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.

The Sub-Adviser expects to use a full replication indexing strategy to seek to track each Fund’s applicable Underlying Index. As such, the Sub-Adviser expects to invest directly in the component securities (or a substantial number of the component securities) of the respective Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Sub-Adviser to acquire component securities due to limited availability or regulatory restrictions, the Sub-Adviser may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. A Fund may or may not hold all of the securities in its Underlying Index when the Sub-Adviser is using a representative sampling indexing strategy.

While each Fund intends to invest primarily and directly in A-Shares, a Fund may also invest in securities not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser and/or Sub-Adviser believes will help the Fund to achieve its investment objective. The remainder of a Fund’s assets will be invested primarily in money market instruments and cash equivalents. The various types of instruments and strategies in which each Fund may invest are described below as are the risks associated with the Fund’s investment strategy.

Xtrackers MSCI All China Equity ETF

The Fund is managed to seek to track the performance of the MSCI China All Shares Index (the “Underlying Index”), which is designed to capture large- and mid-capitalization representation across all China securities listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index includes A-Shares, H-Shares, B-Shares, Red chips and P chips share classes, as well as securities of Chinese companies listed outside of China (e.g. American depository receipts). The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio may not result in the elimination of the security from the Fund’s portfolio.

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As discussed in greater detail in the Fund’s Prospectus, the Adviser intends to use a representative sampling indexing strategy to seek to track the Underlying Index. As such, the Adviser will invest in a representative sample of the component securities of the Underlying Index that collectively has an investment profile similar to the Underlying Index. The Adviser expects to obtain exposure to the A-Share components of the Underlying Index indirectly by investing in the Underlying Fund. The Fund may also invest in the Xtrackers Harvest ETFs and other affiliated funds advised by the Adviser or sub-advised by HGI that invest in A-Shares directly. Currently, the Fund invests in the Underlying Fund. The Fund does not currently intend to invest in A-Shares directly. To obtain exposure to the balance of the Underlying Index, the Adviser intends to invest directly in the components of the Underlying Index.

The Underlying Fund will invest directly in A-Shares through Stock Connect. Under Stock Connect, the Underlying Fund’s trading of eligible A-Shares listed on the Shanghai and Shenzhen Stock Exchanges, as applicable, would be effectuated through the Adviser. Trading through Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day, and as such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell A-Shares regardless of the Daily Quota balance).

The Xtrackers Harvest ETFs, through HGI, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount granted to HGI and the Xtrackers Harvest ETFs. In the future, the Underlying Fund may also utilize an RQFII quota applied for by and granted to the Adviser and/or a sub-adviser subsequently appointed for the Underlying Fund. Because the Xtrackers Harvest ETFs will not be able to invest directly in A-Shares in excess of HGI’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of its direct investment in A-Shares may be limited. HGI may apply for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. However, there is no guarantee that any application for additional quota will be granted.

The Fund will normally invest at least 80% of its total assets in securities of issuers that comprise either directly or indirectly the Underlying Index (including indirect investments through the Underlying Fund and Xtrackers Harvest ETFs) or securities with economic characteristics similar to those included in the Underlying Index. While the Fund intends to invest primarily in H-Shares, B-Shares, Red chips, P chips, and shares of the Xtrackers China A-Shares ETFs, the Fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser believes will help the Fund to achieve its investment objective. The remainder of the Fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Chinese companies or in derivative instruments and other securities that provide investment exposure to Chinese companies.

Chinese Securities. A-Shares are issued by companies incorporated in mainland China and are traded in RMB on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the PRC, foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the QFII or RQFII licenses obtained from the CSRC. QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota SAFE to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.

Currently, there are two stock exchanges in mainland China, the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are smaller, periodically less liquid, and substantially more volatile than the major securities markets in the United States.

The Shanghai Stock Exchange commenced trading on December 19, 1990, and the Shenzhen Stock Exchange commenced trading on July 3, 1991. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the

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A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded on the Shanghai and Shenzhen Stock Exchanges in RMB.

Xtrackers MSCI All China Equity ETF may invest in B-Shares, which are equity securities issued by companies incorporated in China and are denominated and traded in U.S. dollars and Hong Kong dollars (“HKD”) on the Shanghai and Shenzhen Stock Exchanges, respectively. B-Shares are available to foreign investors. H-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in HKD on the Hong Kong Stock Exchange and other foreign exchanges.

Xtrackers MSCI All China Equity ETF may also invest in red chips and P chips, which are equity securities issued by companies incorporated outside of mainland China and listed on the Hong Kong Stock Exchange. Companies that issue Red chips generally base their businesses in mainland China and are controlled, either directly or indirectly, by the state, provincial or municipal governments of the PRC. Companies that issue P chips generally are non-state-owned Chinese companies incorporated outside of mainland China that satisfy the following criteria: (i) the company is controlled by PRC individuals, (ii) the company derives more than 80% of its revenue from the PRC and (iii) the company allocates more than 60% of its assets in the PRC. Securities listed in the United States and Singapore are considered to be Chinese companies if they satisfy two out of three of the following criteria: (i) the company is based in the PRC, (ii) the company derives more than 50% of its revenue from activities conducted in the PRC and (iii) the company has more than 50% of its assets in the PRC.

Investments in Underlying Fund and other U.S. Investment Companies. To implement its strategy, Xtrackers MSCI All China Equity ETF will primarily invest some or all of its assets in the Underlying Fund and may invest in the Xtrackers Harvest ETFs. The Xtrackers China A-Shares ETFs generally invest directly in portfolio securities. The Fund may also invest in other U.S. investment companies to the extent permitted by law.

Diversification Status. Xtrackers MSCI All China Equity ETF is classified as “non-diversified.”1 A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to Shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Funds and may make it less likely that a Fund will meet its investment objective.

Foreign Securities. Each Fund purchases publicly-traded common stocks of non-U.S. issuers. To the extent a Fund invests in stocks of non-U.S. issuers, certain of the Fund’s investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Non-Voting Depositary Receipts (“NVDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the

[1]	Currently, under the 1940 Act, a “non-diversified” investment company is a fund that is not “diversified,” and for a fund to be classified as a “diversified” investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Pursuant to certain Securities and Exchange Commission (the “SEC”) staff positions, if a non-diversified fund’s investments are in fact “diversified” under the 1940 Act for a period of three years, the fund may be considered “diversified” and may not be able to convert to a non-diversified fund without the approval of shareholders.

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underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, NVDRs are designed for use in the Thai securities market and GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that the Adviser and/or Sub-Adviser deem illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts will be sponsored, but a Fund may invest in unsponsored ADRs under certain circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) Shares of money market funds (including those advised by the Adviser and/or Sub-Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc. or “A-1” by Standard & Poor’s® Rating Service, a division of The McGraw-Hill Companies, Inc. (“S&P®”), or if unrated, of comparable quality as determined by the Adviser and/or Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser and/or Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Futures and Options. Each Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Fund may enter into futures contracts to purchase securities indexes when the Adviser and/or Sub-Adviser anticipate purchasing the underlying securities and believe prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise

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price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, each Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per Share, also known as the strike price, less the premium received from writing the put.

Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate each Fund’s existing position in the contract.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Pursuant to a claim for exemption filed with the National Futures Association (“NFA”) on behalf of each Fund, the Trust is not deemed to be a “commodity pool operator” (“CPO”), under the CEA, and it is not subject to registration or regulation as such under the CEA. The Adviser is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to each Fund. In February 2012, the CFTC adopted certain regulatory changes that may require the Adviser to register with the CFTC as a CPO if a Fund is unable to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, the Trust, on behalf of each Fund must meet one of the following tests under the amended regulations in order to claim an exemption from being a CPO. First, the aggregate initial margin and premiums required to establish a Fund’s positions in such investments may not exceed five percent of the

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liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO with respect to a Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Swap Agreements. Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by a Fund. Cleared swap agreements are contracts in which payments are guaranteed by a central clearinghouse.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including affiliated funds, foreign funds, and money market funds) and real estate investment trusts (“REITs”) to the extent allowed by law. Pursuant to the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of a Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by the Adviser and/or Sub-Adviser or otherwise affiliated with the Adviser and/or Sub-Adviser, in excess of the limits discussed above. Other investment companies, including affiliated and foreign investment companies, in which each Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by a Fund.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Repurchase Agreements. Each Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by the Adviser and/or Sub-Adviser. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation.

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Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser and/or Sub-Adviser believe it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. Each Fund’s exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. Each Fund may enter into forward currency contracts and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to Shareholders. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A non-deliverable forward contract (“NDF”) is a forward contract where there is no physical settlement of two currencies at maturity. NDFs are contracts between parties in which a net settlement amount based on the change in the specified foreign exchange rate is paid by one party to the other. Each Fund’s obligations with respect to each NDF is accrued on a daily basis and an amount of cash or liquid securities at least equal to such amount maintained in an account at the Trust’s custodian bank. The risk of loss with respect to NDFs generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive.

A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Restricted Securities/Rule 144A Securities. Each Fund may invest in securities offered pursuant to Rule 144A under the 1933 Act (“Rule 144A securities”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. Each Fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market

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for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a Fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. Each Fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to Shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Lending of Portfolio Securities. To generate additional income, a Fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Fund. A Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and (d) a Fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value). A Fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a Fund’s custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Adviser. Voting rights may pass with the loaned securities, but if an event occurs that the Adviser determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Cash collateral received by a Fund may be invested in a money market fund managed by the Adviser (or one of its affiliates).

A Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a Fund is not able to recover securities lent, a Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

Future Developments. The Board may, in the future, authorize a Fund to invest in securities and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective, do not violate any investment restrictions or policies, and otherwise permitted by the 1940 Act and any other applicable law.

General Considerations and Risks

An investment in the Funds is subject to a number of risks, which are discussed in the Funds’ Prospectus and below. Because the Xtrackers MSCI All China Equity ETF may obtain its exposure to the securities in its Underlying Index through its investment in certain ETFs, shareholders should be aware that the risks of

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investment in particular types of securities, economic sectors and geographic locations discussed below may be borne by the Fund through the Fund’s investments. Through its investment in the Xtrackers China A-Shares ETFs, the Fund will also bear the risks described below associated with such ETF’s use of portfolio management techniques in addition to the risks associated with those activities if the Fund engages in them directly.

The risks may adversely affect the Fund’s ability to achieve its investment objective, performance, and/or NAV, and the trading price of the Fund’s Shares. An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general and other factors that affect the U.S. and Chinese markets. There can be no assurance that the Fund will achieve its investment objective or generate positive performance. Investors should carefully evaluate the merits and risks of an investment in a Fund in the context of his or her overall financial circumstances, knowledge and experience as an investor. The discussion of the risk factors set forth below should be read together with the discussion of risks in the Fund’s Prospectus.

Risks of Equity Securities. An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most the securities in the Underlying Indexes are listed, there can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

In addition, in the current economic environment, global markets are experiencing a very high level of volatility and an increased risk of corporate failures. The insolvency or other corporate failures of any one or more of the constituents of the Underlying Index may have an adverse effect on the Underlying Index’s and, therefore, a Fund’s performance.

Borrowing Risk. (Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF only) The Trust, on behalf of the Funds and certain other funds managed by the Adviser, has entered into a revolving senior unsecured credit facility with The Bank of New York Mellon (“BNYM”), Bank of Nova Scotia, HSBC, Royal Bank of Canada and State Street Corporation. The Funds may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain a Fund’s status as a RIC.

Interest is charged to a Fund, based on its borrowings, at current commercial rates. Each borrowing under the credit facility matures no later than 45 days after the date of borrowing. A Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum of the daily amount of the excess, if any, of the lender’s commitment over the aggregate outstanding principal balance of the loans made by the lender. A Fund can prepay loans at any time and may at any time terminate, or from time to time reduce, without the payment of a premium or penalty, the commitment under the credit facility subject to compliance with certain conditions.

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Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees, which may reduce a Fund’s return. Each Fund is required to maintain continuous asset coverage with respect to its borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it is not advantageous to do so. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of a Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may only be willing to do so at an increased cost to the Fund. If a Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. In addition, if a Fund’s assets increase, there is no assurance that the lender will be willing to make additional loans to the Fund in order to allow it to borrow the amounts desired by the Fund to facilitate redemptions.

Economic, political and social risks of the PRC. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources.

Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 20 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

For more than 20 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the portfolio securities of a Fund. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of a Fund. Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of a Fund’s portfolio securities.

PRC Laws and Regulations Risk. The regulatory and legal framework for capital markets and joint stock companies in the PRC may not be as well developed as those of developed countries. PRC laws and regulations affecting securities markets are relatively new and evolving, and because of the limited volume of published cases and judicial interpretation and their non-binding nature, interpretation and enforcement of these regulations involve significant uncertainties. In addition, as the PRC legal system develops, no assurance can be given that changes in such laws and regulations, their interpretation or their enforcement will not have a material adverse effect on their business operations.

Government Intervention and Restriction Risk. Governments and regulators may intervene in the financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect the operation and market making activities of each Fund, and may have an unpredictable impact on a Fund. Furthermore, such market interventions may have a negative impact on the market sentiment which may in turn affect the performance of an Underlying Index and as a result the performance of a Fund.

RMB Trading and Settlement Risk. The trading and settlement of RMB-denominated securities are recent developments in Hong Kong and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise.

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Future Movements in RMB Exchange Rates Risk. The exchange rate of RMB ceased to be pegged to U.S. dollars on July 21, 2005, resulting in a more flexible RMB exchange rate system. China Foreign Exchange Trading System, authorized by the PBOC, promulgates the central parity rate of RMB against U.S. dollars, Euro, Yen, pound sterling and Hong Kong dollar at 9:15 a.m. on each business day, which will be the daily central parity rate for transactions on the Inter-bank Spot Foreign Exchange Market and OTC transactions of banks. The exchange rate of RMB against the above-mentioned currencies fluctuates within a range above or below such central parity rate. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including U.S. dollars and Hong Kong dollars, are susceptible to movements based on external factors. There can be no assurance that such exchange rates will not fluctuate widely against U.S. dollars, Hong Kong dollars or any other foreign currency in the future. From 1994 to July 2005, the exchange rate for RMB against U.S. dollar and the Hong Kong dollar was relatively stable. Following July 2005, the appreciation of RMB accelerated until being subject to alternating periods of devaluation, appreciation and stability beginning in 2015. Although the PRC government has constantly reiterated its intention to maintain the stability of RMB, it may introduce measures (such as a reduction in the rate of export tax refund) to address the concerns of the PRC’s trading partners. Therefore, the possibility that the appreciation of RMB will be further accelerated cannot be excluded. On the other hand, there can be no assurance that RMB will not be subject to devaluation.

Offshore RMB (“CNH”) Market Risk. The onshore RMB (“CNY”) is the only official currency of the PRC and is used in all financial transactions between individuals, state and corporations in the PRC. Hong Kong is the first jurisdiction to allow accumulation of RMB deposits outside the PRC. Since June 2010, the offshore RMB (“CNH”) is traded officially, regulated jointly by the Hong Kong Monetary Authority and the PBOC. While both CNY and CNH represent RMB, they are traded in different and separated markets. The two RMB markets operate independently where the flow between them is highly restricted. Though the CNH is a proxy of the CNY, they do not necessarily have the same exchange rate and their movement may not be in the same direction. This is because these currencies act in separate jurisdictions, which leads to separate supply and demand conditions for each, and therefore separate but related currency markets.

The current size of RMB-denominated financial assets outside the PRC is limited. As of February 2012, the total amount of RMB (CNH) deposits held by institutions authorized to engage in RMB banking business in Hong Kong amounted to approximately RMB566 billion. In addition, participating authorized institutions are also required by the Hong Kong Monetary Authority to maintain a total amount of RMB (in the form of cash and its settlement account balance with a Renminbi clearing bank) of no less than 25% of their RMB deposits, which further limits the availability of RMB that participating authorized institutions can utilize for conversion services for their customers. RMB business participating banks do not have direct RMB liquidity support from PBOC. Only the Renminbi clearing bank has access to onshore liquidity support from PBOC (subject to annual and quarterly quotas imposed by PBOC) to square open positions of participating banks for limited types of transactions, including open positions resulting from conversion services for corporations relating to cross-border trade settlement. The Renminbi clearing bank is not obliged to square for participating banks any open positions resulting from other foreign exchange transactions or conversion services and the participating banks will need to source RMB from the offshore market to square such open positions. Although it is expected that the offshore RMB market will continue to grow in depth and size, its growth is subject to many constraints as a result of PRC laws and regulations on foreign exchange. There is no assurance that new PRC regulations will not be promulgated or the Settlement Agreement will not be terminated or amended in the future which will have the effect of restricting availability of RMB offshore.

Disclosure of Interests and Short Swing Profit Rule. Each Fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. To the extent they are applicable, these regulations currently would require a Fund to make certain public disclosures when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, a Fund would be required to report information which includes, but is not limited to: (a) information about a Fund (and parties acting in concert with the Fund) and the type and extent of its holdings in the company; (b) a statement of a Fund’s purposes for the investment and whether the Fund intends to increase its holdings over the following 12-month period; (c) a statement of a Fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered a Fund’s holding in the listed company reaching the 5% reporting

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threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if a Fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. Each Fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require a Fund to disclose its holdings to the public, which could have an adverse effect on the performance of the Fund.

The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, a Fund may be deemed as a “concerted party” of other funds managed by the Adviser, Sub-Adviser or their affiliates and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.

If the 5% shareholding threshold is triggered by a Fund and parties acting in concert with the Fund, the Fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and a Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the Fund’s performance, if the Fund would otherwise make trades during that period but is prevented from doing so by the regulations.

Once a Fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the Fund’s report and announcement of the incremental change. These trading freezes may undermine a Fund’s performance as described above. Also, Shanghai Stock Exchange requirements currently require a Fund and parties acting in concert, once they have reached the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation). Under interim measures adopted in July 2015, 5% holders of the securities of listed companies may be temporarily prohibited from selling such securities for a period of six months.

CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.

Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of a Fund with the result that where the holdings of the Fund (possibly with the holdings of other investors deemed as concert parties of the Fund) exceed 5% of the total issued shares of a listed company, the Fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the Fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, a Fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the Fund.

Risks of Investing in Non-U.S. Equity Securities. An investment in each Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on foreign exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of

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restrictions on the expatriation of funds or other assets of a Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulations of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to deliver the instruments underlying the futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to invest in futures and options to a significant extent or use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, may utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Each Fund’s use of futures and options on futures involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Adviser and/or Sub-Adviser as to anticipated trends which could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting a Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Risks of Swap Agreements. The risk of loss with respect to OTC swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of

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payments that it contractually is entitled to receive). Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouses serving as central counterparties similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to un-cleared swaps because central clearing interposes a central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar un-cleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on un-cleared swaps in the near future, which could reduce the distinction.

Risks of Currency Transactions. Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, specialized and technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of its Underlying Index and may lower the Fund’s return. A Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, a Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Dividend Risk. There is no guarantee that the issuer of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

RQFII Program Risk. (Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF) Each Fund is not an RQFII, but rather will utilize the Sub-Adviser’s RQFII quota granted under RQFII regulations. The RQFII regulations provide that the size of an RQFII’s quota may be reduced or cancelled by the SAFE if the RQFII is unable to use its RQFII quota effectively within one year after the quota is granted. If SAFE reduces the RQFII’s quota, it may affect the Adviser’s ability to effectively pursue each Fund’s investment strategy.

(Xtrackers MSCI All China Equity ETF) Under current regulations in the PRC, foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the QFII or RQFII licenses obtained from the CSRC. QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota SAFE to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. Neither the Fund nor the Adviser is an RQFII. Rather, the Fund expects to invest in the Underlying Fund, which invests directly in A-Shares through Stock Connect, but may, in the future, utilize a RQFII quota granted to the Adviser and/or a sub-adviser. The Fund may also invest in the Xtrackers Harvest ETFs, which are sub-advised by HGI, an RQFII, and invests directly in A-Shares to the extent of the A-Shares investment quota granted to it and HGI pursuant to RQFII regulations.

(The following is applicable to all Funds, to the extent Xtrackers MSCI All China Equity ETF invests in the Xtrackers China A-Shares ETFs). In addition, the Sub-Adviser’s RQFII status could be suspended or revoked. There can be no assurance that the Sub-Adviser will continue to maintain its RQFII status or be able to acquire additional RQFII quota. Because each Fund will not be able to invest directly in A-Shares in excess of the Sub-Adviser’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of a Fund’s direct investments in A-Shares may be limited. In the event the Sub-Adviser is unable to maintain its RQFII status or its RQFII quota becomes inadequate, unless the Sub-Adviser is able to acquire additional RQFII quota, it may be necessary for a Fund to limit or suspend creations of Creation Units. In such event it is possible that the trading price of a Fund’s Shares on the Exchange will be at a significant premium to the NAV (which may also increase tracking error of the Fund). In extreme circumstances, a Fund may incur significant loss due to limited

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investment capabilities, or may not be able fully to implement or pursue its investment objectives or strategies, due to RQFII investment restrictions, illiquidity of the PRC’s securities markets, and delay or disruption in execution of trades or in settlement of trades.

Pursuant to PRC and RQFII regulations, the SAFE is vested with the power to impose regulatory sanctions if the Sub-Adviser, in its capacity as RQFII, or the PRC Custodian (as that term is defined below) violates any provision of the RQFII regulations. Any such violations could result in the revocation of the Sub-Adviser’s quota or other regulatory sanctions and may adversely impact the portion of the Sub-Adviser’s quota granted with respect to a Fund.

The current RQFII regulations also include rules on investment restrictions applicable to a Fund, which may adversely affect the Fund’s liquidity and performance. In addition, because transaction sizes for RQFIIs are relatively large, the corresponding heightened risk of exposure to decreased market liquidity and significant price volatility could lead to possible adverse effects on the timing and pricing of acquisition or disposal of securities.

The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future.

Risks of Investing through Stock Connect. Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares ETF may invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude a Fund’s ability to invest in Stock Connect A-Shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a Fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, a Fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, according to Caishui [2014] 81 (“Circular 81”), while overseas investors currently are exempt from paying capital gains or business taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for a Fund. Dividends derived from A-Shares are subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.1% of the total sales value.

Circular 81 stipulates that PRC business tax is temporarily exempted on capital gains derived by Hong Kong market participants (including the Fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value-added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the VAT regime.

The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns. This risk is applicable to Xtrackers MSCI All China Equity ETF to the extent the Fund invests primarily in the Underlying Fund and to the extent it invests in one or more affiliated ETFs, such as the Xtrackers Harvest ETFs.

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Repatriation Risk. SAFE regulates and monitors the repatriation of funds out of the PRC by RQFIIs. Repatriations by RQFIIs in respect of an open-ended RQFII fund, such as the Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, conducted in RMB are currently permitted daily and are not subject to repatriation restrictions or prior approval from the SAFE, although authenticity and compliance reviews will be conducted by the PRC Custodian (as that term is defined below), and monthly reports on remittances and repatriations will be submitted to SAFE by the PRC Custodian. There is no assurance, however, that PRC and RQFII rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC and RQFII rules and regulations may take effect retroactively. Any restrictions on repatriation of the invested capital and net profits may impact a Fund’s ability to meet redemption requests. Furthermore, as the Custodian’s or the PRC Custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the Custodian or the PRC Custodian in case of non-compliance with the RQFII regulations. In such case, it is expected that redemption proceeds will be paid as soon as practicable and after the completion of the repatriation of the funds concerned. It should be noted that the actual time required for the completion of the relevant repatriation will be beyond the Adviser’s and the Sub-Adviser’s control.

Restricted Markets Risk. Xtrackers Harvest CSI 300 China A-Shares ETF’s and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF’s investments in A-Shares may be subject to limitations or restrictions on foreign ownership or holdings imposed by the PRC. Such legal and regulatory restrictions or limitations may have adverse effects on the liquidity and performance of each Fund’s portfolio holdings as compared to the performance of its Underlying Index. This may increase the risk of tracking error.

A-Share Market Suspension Risk. A-Shares may only be purchased from, or sold to, Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF from time to time where the relevant A-Shares may be sold or purchased on the Shanghai Stock Exchange or the Shenzhen Stock Exchange, as appropriate. Given that the A-Share market is considered volatile and unstable (with the risk of suspension of a particular stock or government intervention), the creation and redemption of Creation Units may also be disrupted. Such suspensions may be widespread and, on some occasions, have affected a majority of listed issuers in China. A participating dealer may not be able to create Creation Units of a Fund if A-Shares are not available or not available in sufficient amounts.

Taxation Risk. (Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF) Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Funds, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-U.S. Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. A Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on a Fund’s return could be substantial. A Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments. If a Fund’s direct investments in A-Shares through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of a Fund for obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Fund is also

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uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes could have a material adverse effect on a Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC Value-Added Tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a Fund and their shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a Fund’s return could be substantial. A Fund will be liable to the Sub-Adviser for any Chinese tax that is imposed on the Sub-Adviser with respect to the Fund’s investments.

As described below under “Taxes,” each Fund may elect, for U.S. federal income tax purposes, to treat PRC taxes (including withholding taxes) paid by a Fund as paid by its shareholders. Even if a Fund is qualified to make that election and does so, however, your ability to claim a credit for certain PRC taxes may be limited under general U.S. tax principles.

In addition, to the extent a Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in A-Shares and may be subject to special U.S. federal income tax rules that could adversely affect a Fund. Also each Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.

Should the Chinese government impose restrictions on a Fund’s ability to repatriate funds associated with direct investments in A-Shares, a Fund may be unable to satisfy distribution requirements applicable to RICs under the Code, and the Fund may therefore be subject to Fund-level U.S. federal taxes. In the event such restrictions are imposed, a Fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain the Fund’s status as a RIC.

The PRC government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of PRC companies and foreign investors in such companies, such as each Fund.

Taxation Risk. (Xtrackers MSCI All China Equity ETF) The Fund’s exposure to China A-Shares investments through the Xtrackers China A-Shares ETFs may be less tax efficient than a direct investment in A-Shares. The Fund will not be able to offset its taxable income and gains with losses incurred by the Xtrackers China A-Shares ETFs, because the Xtrackers China A-Shares ETFs are treated as corporations for U.S. federal income tax purposes. The Fund’s sales of shares in the Xtrackers China A-Shares ETFs, including those resulting from changes in the Fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the Fund’s shareholders. Further, certain losses recognized on sales of shares in the Xtrackers China A-Shares ETFs may be deferred under the wash sale rules. Any loss realized by the Fund on a disposition of shares in the Xtrackers China A-Shares ETFs held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the Fund of net long-term capital gain with respect to the Xtrackers China A-Shares ETFs’ shares (including any amounts credited to the Fund as undistributed capital gains). Short-term capital gains earned by the Xtrackers China A-Shares ETFs will be treated as ordinary dividends when distributed to the Fund and therefore may not be offset by any short-term capital losses incurred by the Fund. The Fund’s short-term capital losses might instead offset long-term capital gains realized by the Fund, which would otherwise be eligible for reduced U.S. federal income tax rates when distributed to individual and certain other non-corporate shareholders. If the Chinese government imposes restrictions on the Xtrackers China A-Shares ETFs’ ability to repatriate funds associated with investment in A-Shares, the Xtrackers China A-Shares ETFs could fail to qualify for U.S. federal income tax treatment as a regulated investment company.

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Under those circumstances, the Xtrackers China A-Shares ETFs would be subject to tax as a regular corporation, and the Fund would not be able to treat non-U.S. income taxes paid by the Xtrackers China A-Shares ETFs as paid by the Fund’s shareholders.

RMB Exchange Controls and Restrictions Risk. It should be noted that the RMB is currently not a freely convertible currency as it is subject to foreign exchange control policies and repatriation restrictions imposed by the PRC government. There is no assurance that there will always be RMB available in sufficient amounts for a Fund to remain fully invested. Since 1994, the conversion of RMB into U.S. dollars has been based on rates set by the PBOC, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In 2012 and 2014, the PBOC subsequently decided to expand the daily trading band and may seek to do so again in the future.

However it should be noted that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact each Fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the U.S. dollar or any other foreign currency in the future. Foreign exchange transactions under the capital account, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of the SAFE. On the other hand, the existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for transactions under the current account, including trade and service related foreign exchange transactions and payment of dividends. Nevertheless, neither the Adviser nor the Sub-Adviser can predict whether the PRC government will continue its existing foreign exchange policy or when the PRC government will allow free conversion of the RMB to foreign currencies. Certain investments of Xtrackers MSCI All China Equity ETF may be denominated in RMB and the Fund will be exposed to the risks associated with RMB through its primary investments in the Underlying Fund and through its investments in the Xtrackers Harvest ETFs.

PRC Broker and PRC Custodian Risk. The Sub-Adviser is responsible for selecting PRC Brokers to execute transactions for Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares ETF in the PRC markets. As a matter of practice, only one PRC Broker can be appointed in respect of each stock exchange in the PRC. Thus, each Fund will rely on only one PRC Broker for each stock exchange (the Shanghai Stock Exchange and the Shenzhen Stock Exchange) in the PRC, which may be the same PRC Broker. As such a Fund will rely on a limited number of PRC Brokers to execute transactions on behalf of each Fund. If a single PRC Broker is appointed, each Fund may not necessarily pay the lowest commission available in the market. However, in its selection of a PRC Broker(s), the Sub-Adviser will consider factors such as the competitiveness of commission rates, size of the relevant orders and execution standards. Should, for any reason, a Fund’s ability to use one or more of the relevant PRC Brokers be affected, this could disrupt the operations of the Fund and affect the ability of the Fund to track its Underlying Index, causing a premium or a discount to the trading price of the Fund’s Shares.

The Sub-Adviser is responsible for selecting a custodian in the PRC to custody its assets pursuant to local Chinese laws and regulations (the “PRC Custodian”). According to the RQFII regulations and market practice, the securities and cash accounts for a Fund in the PRC are to be maintained by the PRC Custodian in the joint names of the Sub-Adviser as the RQFII holder and each Fund. Each Fund’s PRC Custodian is the Bank of China Limited. The PRC Custodian maintains a Fund’s RMB deposit accounts and oversees each Fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the People’s Bank of China. A-Shares that are traded on the Shanghai or Shenzhen Stock Exchanges are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A-Shares purchased by the Sub-Adviser, in its capacity as an RQFII, on behalf of a Fund, may be received by the CSDCC and credited to a securities trading account maintained by the PRC Custodian in the names of the Fund and the Sub-Adviser as the RQFII.

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The assets held or credited in a Fund’s securities trading account(s) maintained by the PRC Custodian are segregated and independent from the proprietary assets of the PRC Custodian. However, under PRC law, cash deposited in a Fund’s cash account(s) maintained with the PRC Custodian will not be segregated but will be a debt owing from the PRC Custodian to the Fund as a depositor. Such cash will be co-mingled with cash that belongs to other clients or creditors of the PRC Custodian. In the event of bankruptcy or liquidation of the PRC Custodian, a Fund will not have any proprietary rights to the cash deposited in such cash account(s), and the Fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC Custodian.

There is a risk that each Fund may suffer losses from the default, bankruptcy or disqualification of the PRC Broker(s) or PRC Custodian. In such event, a Fund may be adversely affected in the execution of any transaction or face difficulty and/or encounter delays in recovering its assets, or may not be able to recover it in full or at all. Each Fund may also incur losses due to the acts or omissions of the PRC Brokers and/or the PRC Custodian in the execution or settlement of any transaction or in the transfer of any funds or securities. Subject to the applicable laws and regulations in the PRC, the Adviser and the Sub-Adviser will make arrangements to ensure that the PRC Brokers and PRC Custodian have appropriate procedures to properly safe-keep a Fund’s assets. This risk is applicable to Xtrackers MSCI All China Equity ETF to the extent the Fund invests in Xtrackers China A-Shares ETFs.

RQFII Late Settlement Risk. Each Fund will be required to remit RMB from Hong Kong to the PRC to settle the purchase of A-Shares by a Fund from time to time. In the event such remittance is disrupted, a Fund will not be able to fully replicate the Underlying Index by investing in the relevant A-Shares, which may lead to increased tracking error. This risk is applicable to Xtrackers MSCI All China Equity ETF to the extent the Fund invests primarily in the Underlying Fund and to the extent it invests in one or more affiliated ETFs, such as the Xtrackers Harvest ETFs.

Cyber Security Risk. With the increased use of technology and dependence on computer systems to perform necessary business functions, a Fund and its service providers (including the Funds’ adviser, administrator, transfer agent, distributor, custodian, financial intermediaries and, if applicable, a sub-adviser) may be exposed to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, unauthorized access to the service providers’ digital systems through hacking, physically accessing systems or data storage facilities, or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access to service providers’ digital systems, such as causing denial-of-service attacks on the service providers’ systems or web-sites that render them unavailable. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the service providers’ systems.

Cyber-attacks have the potential to interfere with the processing of Authorized Participant (“AP”) transactions and shareholder transactions on the Exchange, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject a Fund or its service providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, litigation costs, and/or additional compliance costs. A Fund and its service providers may also incur substantial costs for cyber security risk management in order to prevent future cyber security incidents. A Fund and its shareholders could be negatively impacted as a result of the costs. Similar types of cyber security risks exist for issuers of securities or other instruments in which a Fund invests. Cyber-attacks could result in material adverse consequences for such issuers and may cause a Fund’s investments therein to lose value.

Portfolio Turnover

The Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF each experienced a significant decrease in portfolio turnover rate during the fiscal year ended May 31, 2017 compared to its prior fiscal year. This change in portfolio turnover rate resulted from each Fund’s reconstituting and rebalancing of its Underlying Index.

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Proxy Voting

The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board’s general oversight. Each Fund has delegated proxy voting to the Adviser with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Adviser has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Fund, and the interests of the Adviser and its affiliates. The Policies are included in Appendix A.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s website at www.sec.gov or by visiting our website at www.Xtrackers.com (click on “proxy voting” at the bottom of the page).

Portfolio Holdings Information

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust, the Adviser and the Administrator will not disseminate non-public information concerning the Trust.

Construction and Maintenance of the Underlying Indexes

A description of the Underlying Index for Xtrackers Harvest CSI 300 China A-Shares ETF is provided below.

Defining the Equity Universe. The CSI 300 Index consists of 300 stocks with the largest market capitalization and liquidity from the entire universe of listed A-Share companies in China. Launched on April 8, 2005, the Underlying Index aims to measure the performance of all the A-Shares traded on the Shanghai and Shenzhen Stock Exchanges.

The Underlying Index universe includes all the A-Shares listed on the two exchanges that satisfy the following conditions: (i) the listing time of a stock is more than three months unless the daily average total market value of a stock since its initial listing is ranked top 30 in all the A-Shares, and (ii) non-ST or *ST stocks; non-temporary suspension stocks from trading. ST Stocks refer to stocks of issuers that have experienced financial losses continuously for two years and, thus, are treated specially by regulators. The daily share price fluctuation for an ST stock should be within 5%. *ST stocks are also specially treated to inform investors of the potential risk of delisting of the issuer’s stock.

The Underlying Index constituents must demonstrate positive performance, financial stability, and limited price volatility without any signs of manipulation. The constituents are selected as follows: (i) calculate the A-Share daily average trading value and A-Share daily average total market value during the most recent year for stocks in the index universe, or in the case of a new issue, during the 4th trading day that it was a public company; (ii) rank the stocks in the universe by A-Share daily average trading value of the most recent year in descending order and delete the bottom ranked 50% stocks; and rank the remaining stocks by A-Share daily average market value of the most recent year in descending order, those who rank in the top 300 are selected.

Maintaining the CSI 300 Index. When the constituent list or share structure changes, or the constituents’ market value changes due to non-trading factors, the divisor is adjusted to keep the Underlying Index comparable overtime. The Underlying Index will be reviewed in response to corporate actions that may affect the price of constituents, share changes caused by corporate actions, e.g., re-issuance, listing of right issue, share changes caused by shareholders’ behavior, and after each adjustment. Underlying Index constituents are reviewed every six months. Meetings of the Underlying Index Advisory Committee are usually held early in June and December

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of each year and constituent adjustments are implemented on the first trading day of July and January of each year. The number of constituents adjusted at each periodic review will not exceed 10%. Adjustments to the Underlying Index methodology will be publicized in advance of their implementation.

Calculating the CSI 300 Index. The Underlying Index is calculated using a Paasche weighted composite price index formula. Hence, the calculation depends on two factors, namely free float and category-weighted method. The Underlying Index is calculated each second and quotes are updated and disseminated every five seconds.

Free float refers to the methodology used to calculate the capitalization of the Underlying Index’s constituent stocks and is calculated by multiplying the constituent stocks’ price by the number of shares readily available in the market. Specifically, the A-Share free float is defined by China Securities Index Co., Ltd. (the “Index Provider” or “CSI”) as shares outstanding and tradeable in the open stock market. Free float excludes shares subject to restricted trading and the following non-negotiated shares:

•	Long-term holdings by founders, families and senior executives: Shares held by founders or founder families as well as shares held by members of the directorates and senior managers etc.;

•	Government holdings: Shares held by the government or its subsidiaries;

•	Strategic holdings: Shares held by strategic investors for long-term strategic interests in lock-in period;

•	Frozen shares: Frozen shares held by investors before released;

•	Restricted employee shares: Stocks held by enterprise employee including employee pension plan, annuities for employees or management staff; and

•	Cross holdings: Two or more companies hold shares of one another for specific purpose.

Restricted shares during the lock-in period are deemed as non-free float. For non-restricted shares, if they belong to the six categories above and the holdings of shareholders or persons acting in concert is larger than 5%, they will be defined as non-free float, and those smaller than 5% will be defined as free float. Restricted shares after the lock-in period are treated the same way as non-restricted shares.

Category-weighted method refers to the methodology used to adjust the weighting of the Underlying Index’s constituent stocks. For example, each constituent stock will be assigned an Inclusion Factor percentage that is based on the ratio of the number of free float shares to the total number of A-Shares. This ratio is referred to as the Negotiable Market Cap Ratio. The Index Provider then multiplies the total number of A-Shares by the Inclusion Factor to determine the necessary adjustment of the Underlying Index’s constituent stocks.

A description of the Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF’s Underlying Index is provided below.

Defining the Equity Universe. The CSI 500 Index consists of 500 stocks with the smallest market capitalization and liquidity from the entire universe of listed A-Share companies in China. Launched on January 15, 2007, the Underlying Index aims to measure the performance of the small-cap companies traded on the Shanghai and Shenzhen Stock Exchanges.

The Underlying Index universe includes all the A-Shares listed on the two exchanges that satisfy the following conditions: (i) the listing time of a stock is more than three months unless the daily average total market value of a stock since its initial listing is ranked top 30 in all the A-Shares, and (ii) non-ST or *ST stocks; non-temporary suspension stocks from trading. ST Stocks refer to stocks of issuers that have experienced financial losses continuously for two years and, thus, are treated specially by regulators. The daily share price fluctuation for an ST stock should be within 5%. *ST stocks are also specially treated to inform investors of the potential risk of delisting of the issuer’s stock.

The Underlying Index constituents must demonstrate positive performance, financial stability, and limited price volatility without any signs of manipulation. The constituents are selected as follows: (i) calculate the A-Share daily average trading value and A-Share daily average total market value during the most recent year for stocks in the index universe, or in the case of a new issue, during the time since it was listed; (ii) rank the stocks in the

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universe (excluding the stocks either in the CSI 300 or ranked in the top 300 in Shanghai and Shenzhen stock market by daily average total market capitalization of the past recent year) by A-Share daily average trading value of the most recent year in descending order and delete the bottom ranked 20% stocks; and (iii) rank the remaining stocks by A-Share daily average total market capitalization of the most recent year in descending order, those who rank in the top 500 are selected.

Maintaining the CSI 500 Index. When the constituent list or share structure changes, or the constituents’ market value changes due to non-trading factors, the divisor is adjusted to keep the Underlying Index comparable overtime. The Underlying Index will be reviewed in response to corporate actions that may affect the price of constituents, share changes caused by corporate actions, e.g., re-issuance, listing of right issue, share changes caused by shareholders’ behavior, and after each adjustment. Underlying Index constituents are reviewed every six months. Meetings of the Underlying Index Advisory Committee are usually held in late May and November of each year and constituent adjustments are implemented on the next trading day after the close of the second Friday in June and December of each year. The number of constituents adjusted at each periodic review will not exceed 10%. Adjustments to the Underlying Index methodology will be publicized in advance of their implementation.

Calculating the CSI 500 Index. The Underlying Index is calculated using a Paasche weighted composite price index formula. Hence, the calculation depends on two factors, namely free float and category-weighted method. The Underlying Index is calculated each second and quotes are updated and disseminated every five seconds.

Free float refers to the methodology used to calculate the capitalization of the Underlying Index’s constituent stocks and is calculated by multiplying the constituent stocks’ price by the number of shares readily available in the market. Specifically, the A-Share free float is defined by China Securities Index Co., Ltd. (the “Index Provider” or “CSI”) as shares outstanding and tradeable in the open stock market. Free float excludes shares subject to restricted trading and the following non-negotiated shares:

•	Long-term holdings by founders, families and senior executives: Shares held by founders or founder families as well as shares held by members of the directorates and senior managers etc.;

•	Government holdings: Shares held by the government or its subsidiaries;

•	Strategic holdings: Shares held by strategic investors for long-term strategic interests in lock-in period;

•	Frozen shares: Frozen shares held by investors before released;

•	Restricted employee shares: Stocks held by enterprise employee including employee pension plan, annuities for employees or management staff; and

•	Cross holdings: Two or more companies hold shares of one another for specific purpose.

Restricted shares during the lock-in period are deemed as non-free float. For non-restricted shares, if they belong to the six categories above and the holdings of shareholders or persons acting in concert is larger than 5%, they will be defined as non-free float, and those smaller than 5% will be defined as free float. Restricted shares after the lock-in period are treated the same way as non-restricted shares.

Category-weighted method refers to the methodology used to adjust the weighting of the Underlying Index’s constituent stocks. For example, each constituent stock will be assigned an Inclusion Factor percentage that is based on the ratio of the number of free float shares to the total number of A-Shares. This ratio is referred to as the Negotiable Market Cap Ratio. The Index Provider then multiplies the total number of A-Shares by the Inclusion Factor to determine the necessary adjustment of the Underlying Index’s constituent stocks.

A description of the Xtrackers MSCI All China Equity ETF’s Underlying Index is provided below.

The Underlying Index is calculated and maintained by MSCI Inc. (the “Index Provider” or “MSCI”).

The Underlying Index is a rules-based, modified capitalization weighted, float adjusted index comprised of equity securities, which may include depositary receipts, of publicly traded companies that are generally considered by the Index Provider to be Chinese companies. The Underlying Index is intended to give investors a

24

means of tracking the overall performance of publicly traded companies that are a representative sample of the entire Chinese investment universe. The Underlying Index is comprised of A-Shares, B-Shares, H-Shares, Red chips and P chips share classes as well as securities of Chinese companies listed in the U.S. and Singapore. Securities listed in the U.S. and Singapore are considered to be Chinese companies if they satisfy two out of three of the following criteria: (i) the company is based in the PRC; (ii) the company derives more than 50% of its revenue from activities conducted in the PRC; and (iii) the company has more than 50% of its assets in the PRC.

As of July 31, 2017, the Underlying Index included 1,024 securities of companies from China (including Hong Kong) and Singapore with a market capitalization range of between approximately $708.1 million and $228.2 billion and a weighted average market capitalization of $3.2 billion. These amounts are subject to change.

To be eligible for inclusion in the Underlying Index, a security must have adequate liquidity measured by 12-month and three-month trading volume. Constituent stocks for the Underlying Index must have been listed for more than three months prior to the implementation of a semi-annual index review by the Index Provider, unless the stock meets certain size-segment investability and full market capitalization requirements as defined by the Index Provider.

The Underlying Index is rebalanced on a quarterly basis, usually as of the close of the last business day of February, May, August, and November. Fundamental variables as of the end of January, April, July, and October are used respectively. The pro forma Underlying Index is generally announced nine business days before the effective date.

Investment Limitations

The Board has adopted as non-fundamental policies the investment objectives of the Funds discussed in this SAI. Therefore, the Funds may change their investment objective and their Underlying Indexes without a Shareholder vote.

Fundamental Policies

The Board has adopted as fundamental policies for each Fund, the investment restrictions numbered 1 through 6 below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of the Funds’ outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, and (b) more than 50% of outstanding voting securities.

Each Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to the extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry, except that municipal securities with payments of principal or interest backed by revenue of a specific project related to a specific industry are considered to be issued by that industry;

2. Borrow money, except that (i) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) a Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), a Fund will be limited so that no more than 33 1⁄3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;

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3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent a Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent a Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund’s investment objectives and policies); or

6. Engage in the business of underwriting securities issued by other persons, except to the extent that a Fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.

For purposes of the concentration policy in investment limitation (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.

Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Non-Fundamental Policies

In addition to the investment limitations adopted as fundamental as set forth above, the Funds observe the following restrictions, which may be changed by the Board without a Shareholder vote. Each Fund will not:

1. Sell securities short, unless a Fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;

2. Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;

3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although a Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act;

4. Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, a Fund may invest in the securities of issuers that engage in these activities);

5. Invest in illiquid securities if, as a result of such investment, more than 15% of a Fund’s net assets would be invested in illiquid securities; and

If any percentage restriction described above is complied with to at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

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The Xtrackers Harvest CSI 300 China A-Shares ETF, has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. In addition, the Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its Underlying Index.

The Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese small-cap issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese small-cap issuers. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. In addition, the Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its Underlying Index.

The Xtrackers MSCI All China Equity ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of Chinese companies or in derivative instruments and other securities that provide investment exposure to Chinese companies. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. In addition, the Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its Underlying Index (including indirect investments through the Xtrackers China A-Shares ETFs).

The Funds have adopted a non-fundamental investment policy such that the Funds may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if the Funds have knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, the Funds will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by the Adviser, the Sub-Adviser and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or Sub-Adviser or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or Sub-Adviser. These are the “non-interested” or “independent” Trustees (the “Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the Fund Complex consists of the Trust’s 34 operational funds, as well as the mutual funds advised by affiliates of the Adviser.

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Independent Trustees

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Stephen R. Byers (1953) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Board and Member of the Audit and Nominating Committees; formerly, Lead Independent Trustee	Trustee since 2011 (Chairman of the Board since 2016; formerly, Lead Independent Trustee, 2015-2016)	Independent Director (2011-present); Independent Consultant (2014-present); formerly, Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer (2002-2006).	34	The Arbitrage Funds; Sierra Income Corporation; Mutual Fund Directors Forum.

George O. Elston (1964) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Audit Committee and Member of the Nominating Committee	Trustee since 2011 (Chairman of the Audit Committee since 2015)	Chief Executive Officer, 2X Oncology, Inc. (2017-present); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	34

J. David Officer (1948) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Nominating Committee and Member of the Audit Committee	Trustee since 2011 (Chairman of the Nominating Committee since 2015)	Independent Director (2010-present); formerly, Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	34	Ilex Partners (Asia), LLC; Old Westbury Funds.

Interested Trustee

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Michael Gilligan (1966) 345 Park Avenue New York, New York 10154	Trustee Treasurer, Chief Financial Officer and Controller	Trustee since 2016; Treasurer, Chief Financial Officer and Controller since 2010	Director in the Finance Division at Deutsche Bank AG (2008-present); Manager, Treasurer and Chief Financial Officer of the Adviser (2010-present); Chief Financial Officer of Global Passive Asset Management Platform (2012-present).	34	The Adviser, DBX Strategic Advisors LLC and DB Commodity Services LLC

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Officers

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Freddi Klassen (1975) 345 Park Avenue New York, New York 10154	President and Chief Executive Officer	Since 2016	Director in DWS and Chief Operating Officer in the Americas for the Passive Asset Management Department (2014-present) and Trading and Product Development teams (2016-present); Manager and Chief Operating Officer of the Adviser (2016-present); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).

Fiona Bassett (1974) 345 Park Avenue New York, New York 10154	Chief Operating Officer	Since 2014	Managing Director in DWS and Head of Passive Americas Asset Management Platform (2014-present); Manager and Chief Executive Officer and Chief Investment Officer of the Adviser (2014-present); Managing Director, COO Global Key Projects and Integration at Deutsche Asset Management (2012-2014); Managing Director at Deutsche Bank AG (2004-2012).

Frank Gecsedi (1967) 60 Wall Street New York, New York 10005	Chief Compliance Officer	Since 2010	Director in the DWS Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Adviser (2010-present); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).

Bryan Richards (1978) 345 Park Avenue New York New York 10154	Vice President	Since 2016	Director in DWS (2014-present); Portfolio Manager in the Passive Asset Management Department at Deutsche Bank AG (2011-present); Primary Portfolio Manager for the PowerShares DB Commodity ETFs (2011-2015).

Leslie Lowenbraun (1953) 60 Wall Street New York, New York 10005	Secretary	Since 2016	Vice President in U.S. Retail Passive Legal of DWS (2014-present) and Chief Legal Officer of the Adviser (2017-present); Counsel at Skadden, Arps, Slate, Meagher & Flom LLP (2005-2014).

Amy McDonald (1978) One International Place Boston, Massachusetts 02110	Assistant Secretary	Since 2018	Vice President in U.S. Retail Passive Legal of DWS (2018-present); Vice President, Fidelity Investments Asset Management Compliance (2016-2017); Legal Counsel and Senior Legal Counsel, Fidelity Investments (2010-2016).

Board Leadership, Structure and Oversight Responsibilities.

Board Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for the Funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings four times a year and may meet more often as required.

Mr. Byers serves as Chairman of the Board. The Board is comprised of a super-majority (75 percent) of Independent Trustees. The Independent Trustees are advised by independent legal counsel and are represented by such independent legal counsel at Board and committee meetings. The chairmen of the Audit Committee and Nominating Committee (each of which consists solely of Independent Trustees) serve as liaisons between the Adviser and other service providers and the other Independent Trustees. Each such chairman is an Independent Trustee.

The Board regularly reviews its Committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Trustees constitute a super-majority of the Board, the role of

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the Committee chairmen (who are Independent Trustees), the assets and number of Funds overseen by the Trustees, as well as the nature of each Fund’s business as an ETF, which is managed to track the performance of a specified index.

Risk Oversight. The Funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm and Trust counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the Funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. The Board has concluded, based on each Trustee’s experience, qualifications and attributes, that each Board member should serve as a Trustee. Following is a brief summary of the information that led to this conclusion.

Mr. Stephen Byers. Mr. Byers gained extensive experience with a variety of financial, accounting, management, regulatory and operational issues facing funds through his more than 30 years of experience on the boards and/or in senior management of such companies as The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum, College of William and Mary, Graduate School of Business, Lighthouse Growth Advisors LLC, Founders Asset Management, LLC, The Dreyfus Corporation, Gruntal & Co., LLC, Painewebber, Citibank/Citicorp and American Airlines. Mr. Byers possesses a strong understanding of the regulatory framework under which registered investment companies must operate and can provide management input and investment guidance to the Board.

Mr. George Elston. Through his prior positions on the boards and in senior management of such companies as Juniper Pharmaceuticals, Inc., KBI BioPharma, Inc., Celldex Therapeutics, Inc., Optherion, Inc. and Elusys Therapeutics, Mr. Elston has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Elston also has experience as a managing partner of Chatham Partners LLC, as the Senior Vice President and Chief Financial Officer at Juniper Pharmaceuticals, Inc. and as the Chief Executive Officer at 2X Oncology, Inc.

Mr. David Officer. Mr. Officer has over 30 years of experience in the financial services industry and related fields, including his positions on the boards and/or in senior management of such companies as Ilex Partners (Asia), LLC, Old Westbury Funds, MAN Long/Short Fund, GLG Investment Series Trust, The Bank of New York Mellon, The Dreyfus Corporation, Laurel Capital Advisors and Bank of New England. In addition to his experience with financial, investment and regulatory matters, Mr. Officer has extensive accounting knowledge through his education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor at his previous positions.

Mr. Michael Gilligan. In addition to his tenure as Director in the Finance Division at Deutsche Bank AG, Mr. Gilligan serves as the Manager, Treasurer and Chief Financial Officer of the Adviser and as the Chief Financial Officer of the Global Passive Asset Management Platform. Therefore, Mr. Gilligan has extensive knowledge of the financial and regulatory framework under which investment companies operate, including with respect to exchange-traded funds.

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Committees of the Board of Trustees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those Committees.

Messrs. Byers, Elston and Officer currently serve as members of the Audit Committee. Mr. Elston currently serves as the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls. The Audit Committee met four times during the fiscal year ended May 31, 2017.

Messrs. Byers, Elston and Officer currently serve as members of the Nominating Committee. Mr. Officer currently serves as the Chairman of the Nominating Committee. The Nominating Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from Shareholders. Nominations from Shareholders should be in writing and sent to the Board to the attention of the Chairman of the Nominating Committee, as described below under the caption “Shareholder Communications to the Board.” During the fiscal year ended May 31, 2017, the Nominating Committee did not meet.

Shareholder Communications to the Board. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

The table below sets forth the compensation paid to each Trustee during calendar year 2016:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex
Stephen R. Byers*(1)	$135,750	Not Applicable	Not Applicable	$135,750
George O. Elston*(2)	$131,500	Not Applicable	Not Applicable	$131,500
J. David Officer*	$123,000	Not Applicable	Not Applicable	$123,000
Michael Gilligan	None	Not Applicable	Not Applicable	None

[1]	Includes compensation as Independent Chairman of the Board.
[2]	Includes compensation as Chairman of the Audit Committee.
*	Includes compensation as a member of the Audit Committee.

Trustee Ownership of Fund Shares. The following table shows the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2016.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES FOR EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Stephen R. Byers	$1-$10,000 (ASHS) $10,001-$50,000 (ASHR)	$50,001-$100,000
George O. Elston	None	None
J. David Officer	None	None
Michael Gilligan	None	None

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As of December 31, 2016, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities of the Adviser or the Distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Control Persons and Principal Holders of Securities

As of August 31, 2017, the officers and Trustees as a group owned beneficially less than 1% of the shares of any of the Funds.

Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of August 31, 2017, the name and percentage of ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Xtrackers Harvest CSI 300 China A-Shares ETF:

Name and Address	Percentage Ownership
Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E Jacksonville, FL 32246	17.86%

Citibank, N.A. 3801 Citibank Center B/3rd Floor/Zone 12 Tampa, FL 33610	10.22%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	8.97%

Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	5.72%

The Bank of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	5.46%

Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 2123	5.20%

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF:

Name and Address	Percentage Ownership
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	11.20%

TD Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	9.68%

Citibank, N.A. 3801 Citibank Center B/3rd Floor/Zone 12 Tampa, FL 33610	8.28%

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Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	7.58%

Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.72%

E*TRADE Clearing LLC Harborside Financial Center 501 Plaza 2 Jersey City, New Jersey 07311	5.66%

Merrill Lynch, Pierce, Fenner & Smith Inc./8862 MLPF&S TS SUB 4804 Deerlake Dr. E. Jacksonville, FL 32246	5.41%

Merrill Lynch, Pierce, Fenner & Smith Inc. 200 North College Avenue Charlotte, NC 28255	5.04%

Xtrackers MSCI All China Equity ETF:

Name and Address	Percentage Ownership
JP Morgan Clearing Corp. Corporate Actions Department 14201 Dallas Parkway, 12th Fl. Dallas, TX 75254	28.58%

Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	18.99%

TD Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	7.79%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.92%

E*TRADE Clearing LLC Harborside Financial Center 501 Plaza 2 Jersey City, New Jersey 07311	5.41%

Investment Advisory, Sub-Advisory, Administrative and Distribution Services

Investment Adviser and Sub-Adviser. DBX Advisors LLC, located at 345 Park Avenue, New York, New York 10154, serves as investment adviser to the Funds pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Adviser is a Delaware limited liability company and was registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), in August 2010. DBX Advisors LLC was formed in June 2010 and is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”). Harvest Global Investments Limited, located at 31/F One Exchange Square, Connaught Place, Central, Hong Kong, serves as the investment sub-adviser to Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF pursuant to a Sub-Advisory Agreement. Deutsche Asset Management, a global asset management firm and an affiliate of the Adviser, China Credit Trust Co. Ltd., a China-based financial services firm, and Lixin Investment Co., Ltd., China-based, private investment firm, each indirectly own greater than 25% of the outstanding voting securities of the Sub-Adviser and as such may be deemed to control the Sub-Adviser.

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Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of the Funds, manages and administers the Trust and manages the Sub-Adviser and manages or delegates to the Sub-Adviser the duties of the investment and reinvestment of each Fund’s assets. The Sub-Adviser manages the investment and reinvestment of the Funds’ assets on an ongoing basis under the supervision of the Adviser.

Fund	Investment Advisory Fee
Xtrackers Harvest CSI 300 China A-Shares ETF	0.65%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	0.65%
Xtrackers MSCI All China Equity ETF	0.60%

The Investment Advisory Agreement with respect to the Funds continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Funds, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Funds is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Funds’ outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

With respect to Xtrackers MSCI All China Equity ETF, the adviser has contractually agreed to (i) waive a portion of its management fees to the extent necessary to prevent the operating expenses of the Fund from exceeding 0.50% of the Fund’s average daily net assets; and (ii) waive fees and/or reimburse the Fund’s expenses to limit the Fund’s current operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) by an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in affiliated funds. These arrangements will remain in effect until at least October 1, 2018, and the agreements may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

Pursuant to the Investment Advisory Agreement between the Adviser and the Trust (entered into on behalf of the Funds), the Adviser is responsible for substantially all expenses of the Funds, including the payments to the Sub-Adviser, the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees, legal, audit and other services except for the fee payments under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses.

For each Fund’s last three fiscal years, the management fees payable by the Fund, the reduction, if any, in the amount of the fees paid due to fee waivers and/or expense reimbursements by the Adviser and the net fees paid by the Fund were as follows:

	2015 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid
ASHR	$5,668,158	$0	$5,668,158
ASHS	$198,691	$0	$198,691
CN	$43,924	$(24,719)	$19,205

	2016 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid
ASHR	$4,269,544	$0	$4,269,544
ASHS	$302,360	$0	$302,360
CN	$72,889	$(41,071)	$31,818

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	2017 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid
ASHR	$2,845,116	$0	$2,845,116
ASHS	$164,532	$0	$164,532
CN	$28,455	$(12,214)	$16,241

Under the Sub-Advisory Agreement, the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by each Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Sub-Advisory Agreement will continue in effect until two years from its initial effective date, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees.

The Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Funds by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Funds’ outstanding voting securities on 60 days’ written notice to the Sub-Adviser, by the Adviser on 60 days’ written notice to the Sub-Adviser or by a Sub-Adviser on 60 days’ written notice to the Adviser and the Trust. If the Sub-Advisory Agreement is terminated during its initial two-year term, the Adviser may be required (subject to certain exceptions) to pay the Sub-Adviser an amount equal to the sub-advisory fees the Sub-Adviser would have received for the remainder of the initial two-year term. In addition, if the Sub-Advisory Agreement is terminated on account of an “assignment” (as such term is defined in the 1940 Act) of the Advisory Agreement during the Funds’ first six years of operations, the Adviser may be required (subject to certain exceptions) to pay the Sub-Adviser an amount equal to the sub-advisory fees Harvest would have received during the remainder of such period.

For each Fund’s last three fiscal years, the fees payable by the Adviser to the Fund’s Sub-Adviser, if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser and the net fees paid were as follows:

	2015 Fiscal Year
Fund	Fee Payable	Reduction	Net Fee Paid
ASHR	$2,117,399	$0	$2,117,399
ASHS	$72,941	$0	$72,941

	2016 Fiscal Year
Fund	Fee Payable	Reduction	Net Fee Paid
ASHR	$1,601,319	$0	$1,601,319
ASHS	$113,385	$0	$113,385

	2017 Fiscal Year
Fund	Fee Payable	Reduction	Net Fee Paid
ASHR	$1,000,534	$0	$1,000,534
ASHS	$57,855	$0	$57,855

Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, selects sub-advisers for the Funds and supervises, monitors and evaluates the performance of each sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit a Fund and its shareholders. The Adviser thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate a Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser is able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion

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of the management fee. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangements with any sub-adviser. The Adviser compensates each sub-adviser out of its management fee.

Potential Conflicts of Interest. The Adviser is owned by the DWS Group, a multinational global financial services firm that is a majority-owned subsidiary of Deutsche Bank AG. Therefore, the Adviser is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Adviser may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Adviser is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Adviser’s advisory clients, including the Funds. The Adviser has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Funds’ Board.

Portfolio Managers. Set forth below is additional information regarding the individuals identified in the Prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”).

Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

HGI supervises and manages the investment portfolio of each Fund and directs the purchase and sale of the Funds’ investment securities. The HGI Portfolio Manager that has direct oversight responsibility and is primarily responsible for the day-to-day management of the Funds is Teresa Zheng.

Teresa Zheng is primarily responsible for the day-to-day management of the Funds. Ms. Zheng is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of her team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of her portfolio management team with more limited responsibilities.

Ms. Zheng, joined HGI in November 2016 as a portfolio manager in the passive strategies investment team. She has over 8 years of experience in the financial industry. Prior to HGI, she was an investment manager at Hang Seng Investment Management, where she was responsible for managing ETFs, retail funds and other types of investment vehicles registered in Hong Kong. Her previous experience also includes serving as an assistant professor at Chuhai College of Higher Education in Hong Kong, research analyst at First State Investment and financial market analyst at Factset StreetAccount. Ms. Zheng holds a PhD degree in Finance from Hong Kong University of Science & Technology and a Master’s degree in Management Science from Xi’an Jiaotong University.

Xtrackers MSCI All China Equity ETF

Mr. Richards is a Director with DWS and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Prior to his current role, Mr. Richards served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, on behalf of an ETF issuer based in New York. At Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. He is currently responsible for the DBXA-managed ETFs as well as oversight of DBXA-sub-advised funds. Mr. Richards earned a BS in Finance from Boston College and is a CFA Charterholder.

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Mr. Dwyer is a Director with DWS and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Dwyer was the head of Northern Trust’s International Equity Index ETF and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Mr. Dwyer has a broad range of experience managing developed, emerging, and frontier index mandates, and currency and future overlay portfolios. Prior to joining Northern Trust in 2003, Mr. Dwyer participated in the DWS (formerly, Deutsche Asset Management) graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups. Mr. Dwyer received a BS in Finance from Rutgers University in 2001.

Mr. Sohrabi is a Vice President with DWS and has served as a Portfolio Manager and quantitative multi-asset strategist in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, Mr. Sohrabi served as a derivatives trader for several institutional asset managers and commodity trading advisors where he developed and managed systematic risk and trading strategies in equities, options, fx and futures. Mr. Sohrabi earned a BA in neurobiology from the University of California, Berkeley, and a Masters of Financial Engineering from the Anderson School of Management at the University of California, Los Angeles and is a CFA charterholder.

Mr. Bassous is a Vice President with DWS and has served as a Portfolio Manager in the Passive Asset Management business since 2017. Prior to joining Deutsche Bank, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management. Mr. Bassous received a BS in Finance from Yeshiva University in 2004.

Ms. Cipolletti is an Associate with DWS. She joined Deutsche Bank through Deutsche Bank’s graduate program and has served as a Junior Portfolio Manager in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, she served internships at DWS (formerly, Deutsche Asset Management), Deutsche Wealth Management, Private Banking and National Financial Partners. Ms. Cipolletti earned a BA in sustainable development with a focus in economics from Columbia University.

Certain Portfolio Manager Information

The tables below show the number of other accounts managed by each Portfolio Manager and the total assets in the accounts, as of May 31, 2017, except as otherwise noted, in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

For each portfolio manager listed below, the total number of accounts managed is a reflection of all accounts they oversee or manage.

The following table provides information relating to accounts managed by Ms. Zheng:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	0	5	0
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$0	$273.84	$0
Assets Managed with Performance-Based Fees	$0	$0	$0

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The following table provides information relating to accounts managed by Mr. Richards:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	34	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$14,058	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to accounts managed by Mr. Dwyer:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to accounts managed by Mr. Sohrabi:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to accounts managed by Mr. Bassous as of October 2, 2017:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to accounts managed by Ms. Cipolletti:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

Portfolio Manager Ownership of Fund Shares

The following table lists the dollar range (None, $1,-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $501,000-$1,000,000, over $1 million) of Fund shares beneficially owned by the primary portfolio manager(s) as of May 31, 2017 except as otherwise noted.

Primary Portfolio Managers	Fund	Dollar Range of Fund Shares Beneficially Owned
Teresa Zheng	—	None
Bryan Richards	—	None
Patrick Dwyer	—	None

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Primary Portfolio Managers	Fund	Dollar Range of Fund Shares Beneficially Owned
Navid Sohrabi	—	None
Shlomo Bassous*	—	None
Charlotte Cipolletti	—	None

*	Information for this Portfolio Manager is as of October 2, 2017.

Portfolio Manager Compensation

HGI (Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF only)

HGI compensates the Funds’ portfolio managers for their management of the Funds. HGI pays portfolio managers (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contributions to the team, and the overall financial results of the firm. Variable compensation may include a cash bonus, as well as potential participation in a variety of long-term incentive programs. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the Funds and other accounts managed by the portfolio manager. HGI maintains competitive salaries for all employees, based on independent research of the investment management industry.

DBX Advisors (Xtrackers MSCI All China Equity ETF only)

The Adviser and its affiliates are part of DWS Group. The brand DWS represents DWS Group and any of the subsidiaries such as the Adviser which offer advisory services. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes fixed pay (base salary) and variable compensation (“VC”), as follows:

•	Fixed Pay (FP) is the key and primary element of compensation and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e., DWS) specifics. FP levels play a significant role in ensuring competitiveness of the Adviser and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.

•	Variable Compensation (VC) is a discretionary compensation element that enables the Adviser and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting DWS Group’s affordability and the financial situation of Deutsche Bank AG (the “Bank”) and DWS. VC aims to:

○	Recognize that every employee contributes to the DWS Group’s success through the Bank component of VC (Group Component);

○	Reflect individual performance through discretionary individual VC (Individual Component); and

○	Reward outstanding contributions at the junior levels through the discretionary recognition award.

Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both group and individual components may be awarded in shares or share-based instruments and under deferral arrangements.

To evaluate its investment professionals in light of and consistent with the compensation principles set forth above, the Adviser and its affiliates review investment performance for all accounts managed in relation to a Fund’s Underlying Index. When determining total compensation, the Adviser and its affiliates consider a number of quantitative, qualitative and other factors:

•	Quantitative measures (e.g., tracking error, tracking difference and tax efficiency) are utilized to measure performance.

•	Qualitative measures (e.g., adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

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•	Other factors (e.g., non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of the Adviser and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

DWS Group is currently evaluating its compensation policies and procedures following the recent restructuring of Deutsche Bank’s asset management division.

Potential Conflicts of Interest

Because the Portfolio Managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The Portfolio Managers may manage other portfolios, such as separately-managed accounts, that have a similar investment style as a Fund. However, the portfolios managed by Portfolio Manager may not have portfolio compositions identical to those of the Fund managed by the Portfolio Manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The Portfolio Managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Portfolio Managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for Portfolio Managers does not generally provide incentive to favor one account over another because that part of a Portfolio Manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining a Portfolio Manager’s bonus and there is no formula that is applied to weight the factors listed (see “Certain Portfolio Manager Information” and “Portfolio Manager Compensation”). For additional information regarding potential conflicts of interest faced by the Adviser, see “Investment Advisory, Sub-Advisory, Administrative and Distribution Services – Potential Conflicts of Interest.”

Codes of Ethics. The Trust, the Adviser, the Sub-Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Funds may request information from APs to enable it to form a reasonable belief that it knows the true identity of its APs. This information will be used to verify the identity of APs or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in the Funds from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. The Bank of New York Mellon (“BNYM”) serves as administrator, custodian and transfer agent for the Funds. BNYM’s principal address is 101 Barclay Street, New York, New York 10286. Pursuant to a Fund Administration and Accounting Agreement with the Trust, BNYM provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund (the “Administrator”). In addition, BNYM makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custody Agreement with the Trust, BNYM maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services (the “Custodian”). BNYM is

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required, upon the order of the Trust, to deliver securities held by BNYM and to make payments for securities purchased by the Trust for each Fund. Also, pursuant to the Custody Agreement, BNYM is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYM acts as a transfer agent (the “Transfer Agent”) for each Fund’s authorized and issued Shares of beneficial interest and as the dividend disbursing agent of the Trust. As compensation for these services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly the Adviser from its management fee.

(Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF only) All of the Funds’ assets in the PRC, including onshore PRC cash deposits and its onshore A-Shares portfolio, will be held by the Custodian through the PRC Custodian. The PRC Custodian serves as such pursuant to an agreement between the Sub-Adviser and the PRC Custodian. The PRC Custodian, however, also provides foreign sub-custodial services to the Funds in its capacity as a sub-custodian of BNYM. A Securities account shall be opened with CSDCC in the joint names of the Sub-Adviser (as the RQFII holder) and the Funds. An RMB cash account will also be established and maintained with the PRC Custodian in the joint names of the Sub-Adviser (as the RQFII holder) and the Funds. The PRC Custodian will, in turn, have a cash clearing account with CSDCC for trade settlement according to applicable regulations.

Bank of China (Hong Kong) Limited will serve as the Funds’ Renminbi clearing bank for purposes of converting the Funds’ assets from U.S. dollars to RMB (CNY) and remitting RMB funds into the PRC. Currently the Bank of China (Hong Kong) Limited is the only RMB clearing bank for offshore RMB in Hong Kong. A RMB clearing bank is an offshore bank that can obtain RMB funding from the PBOC to square the net RMB positions of other participating banks. In February 2004, Bank of China (Hong Kong) Limited launched its RMB clearing services following its appointment by the PBOC. Remittance of RMB funds into China may be dependent on the operational systems developed by the Bank of China (Hong Kong) Limited for such purposes, and there is no assurance that there will not be delays in remittance.

Distributor. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of the Funds. The Distribution Agreement continues for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the Funds’ Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Funds’ Prospectus and, upon request, the SAI to APs purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund Shares. Such Soliciting Dealers must also be APs (as defined below).

The Adviser may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. The Adviser currently pays the Distributor, from the Adviser’s own resources for such purposes.

The Adviser and/or its subsidiaries or affiliates (“Xtrackers Entities”) may pay certain affiliated and unaffiliated broker-dealers and other financial intermediaries (“Intermediaries”) for certain marketing activities related to the Funds or other funds advised by the Adviser or its affiliates (“Xtrackers Funds”) (with such payments being “Payments”). Any Payments made by Xtrackers Entities will be made from their own assets and not from the assets of the Funds. Although a portion of Xtrackers Entities’ revenue comes directly or indirectly in part from

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fees paid by the Funds and other Xtrackers Funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds or other Xtrackers Funds. Xtrackers Entities may make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems (“Education Costs”). Xtrackers Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to other Xtrackers Funds or exchange-traded funds in general (“Publishing Costs”). In addition, Xtrackers Entities may make Payments to Intermediaries that make shares of the Funds and certain other Xtrackers Funds available to their clients or for otherwise promoting the Funds and other Xtrackers Funds. Payments of this type are sometimes referred to as revenue-sharing payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other Xtrackers Funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

Xtrackers Entities may determine to make Payments based on any number of metrics. For example, Xtrackers Entities may make Payments at year end or other intervals in a fixed amount, based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Xtrackers Funds in a year or other period, any of which arrangements may include an agreed upon minimum or maximum payment, or any combination of the foregoing. Any payments made by the Xtrackers Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Funds or other Xtrackers Funds.

Certain Xtrackers Entities have established a revenue sharing arrangement with Charles Schwab & Co., Inc. (“Schwab”). Under this arrangement, Schwab has agreed not to charge its customers any trading commissions when those customers purchase or sell shares of the Funds online. In addition, Schwab will promote the availability of commission-free ETF trading to its customers.

Brokerage Transactions

The Adviser and/or Sub-Adviser assume general supervision over placing orders on behalf of the Funds for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, the Adviser’s and/or Sub-Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser and/or Sub-Adviser based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Funds’ Shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Consistent with Section 28(e) of the 1934 Act, as amended, and interpretations thereunder, the Adviser and/or Sub-Adviser may cause a Fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services and products if the Adviser and/or Sub-Adviser determines in good faith that the commission is reasonable in relation to the services and products utilized. In addition to agency transactions, the Adviser and/or Sub-Adviser may receive brokerage or research services and products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services and products may include but are not limited to: economic, industry, or company research reports or investment recommendations; subscriptions to certain financial publications; market data such as stock quotes, last sale prices, trading volumes and similar data; databases and software,

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including, but not limited to, quantitative analytical software; and products and services that assist in effecting transactions and functions incidental thereto, including services of third-party computer systems directly related to brokerage activities and routing settlement instructions. The Adviser and/or Sub-Adviser may use brokerage or research services and products furnished by brokers, dealers or service providers in servicing all client accounts, and not all services and products may necessarily be used in connection with the account that paid the commissions or spreads to the broker or dealer.

The Funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Adviser and/or Sub-Adviser manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by the Adviser and/or Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by the Adviser and/or Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. The Adviser and/or Sub-Adviser may deal, trade and invest for their own account in the types of securities in which the Funds may invest. The Adviser and/or Sub-Adviser may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with the Adviser and/or Sub-Adviser, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year as well as within a year. High turnover rates may result in comparatively greater brokerage expenses and higher taxes (if you are investing in a taxable account). The overall reasonableness of brokerage commissions is evaluated by the Adviser and/or Sub-Adviser based upon their knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

Brokerage commissions for the last three fiscal years are shown in the table below:

2015 Fiscal Year
Xtrackers Harvest CSI 300 China A-Shares ETF	—
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	—
Xtrackers MSCI All China Equity ETF	$4,649

2016 Fiscal Year
Xtrackers Harvest CSI 300 China A-Shares ETF	$1,879,476
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	$138,585
Xtrackers MSCI All China Equity ETF	$3,293

2017 Fiscal Year
Xtrackers Harvest CSI 300 China A-Shares ETF	$449,285
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	$18,845
Xtrackers MSCI All China Equity ETF	$203

The Funds experienced decreased aggregate brokerage commissions in 2017 due to a decrease in total assets as well as a decrease in subscription and redemption activity.

Additional Information Concerning the Trust

Shares. The Trust currently is comprised of 37 operational separate investment series or portfolios called funds. Each series issues Shares of common stock, no par value. The Trust issues Shares of beneficial interest in each Fund with no par value. The Board may designate additional funds.

Each Share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net

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distributable assets of such Fund on liquidation. Each Share has one vote with respect to matters upon which the Shareholder is entitled to vote. In any matter submitted to Shareholders for a vote, each Fund shall hold a separate vote, provided that Shareholders of all affected Funds will vote together when: (1) required by the 1940 Act or (2) the Trustees determine that the matter affects the interests of more than one Fund. Under Delaware law, the Trust is not required to hold an annual meeting of Shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of Shareholders unless required to do so under the 1940 Act. All Shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the Shareholders.

Following the creation of the initial Creation Unit(s) of Shares of a fund and immediately prior to the commencement of trading in the fund’s Shares, a holder of Shares may be a “control person” of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more Shareholders may remain a control person of the fund.

Shareholders may make inquiries by writing to DBX ETF Trust, c/o the Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, by email by writing to dbxquestions@list.db.com or by telephone by calling 1-855-329-3837 or 1-855-DBX-ETFS (toll free).

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or the Fund entitled to vote on termination. Although the Shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of Shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the Shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Funds. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such

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DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells Shares of the Funds only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Funds’ NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. The Funds reserve the right to limit or suspend the issuance of Creation Units from time to time, including in the event the Funds are unable to obtain adequate exposure to the performance of the Underlying Indexes as described in the Funds’ Prospectus. A Creation Unit for each Fund consists of 50,000 shares.

The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of a Fund of the Trust, and to make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is any day on which the Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Exchange observes the following holidays, as observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. Due to various legal and operational constraints in China, the principal consideration for the purchase of a Creation Unit of Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF is cash. For Xtrackers MSCI All China Equity ETF (and) to the extent Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF permit in-kind consideration for the purchase of a Creation Unit of a Fund, the principal consideration generally consists of the in-kind deposit of a designated portfolio of securities (i.e., the Deposit Securities), which constitutes an optimized representation of the securities of a Fund’s Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the AP purchasing a Creation Unit.

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The Adviser and/or Sub-Adviser makes available through the NSCC on each Business Day, prior to the opening of business on the Exchange, the list of names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number of Shares of the Deposit Securities pursuant to changes in composition of the Fund’s portfolio and changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser and/or Sub-Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.

The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the AP (as described below) would be restricted under applicable securities laws or where the delivery of the Deposit Security to the AP would result in the disposition of the Deposit Security by the AP becoming restricted under applicable securities laws, or in certain other situations. The adjustments described above will reflect changes, known to the Adviser and/or Sub-Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index, or resulting from stock splits and other corporate actions.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an authorized participant, or an “AP”), which agreement has also been accepted by the Transfer Agent. Such AP will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The AP may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs must make appropriate arrangements with an AP. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. As a result, purchase orders placed through an AP may result in additional charges to such investor. The Trust does not expect the Distributor to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current APs may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit, an AP must submit an irrevocable order to purchase Shares of the Fund in accordance with the Authorized Participant Agreement. If accepted by the Distributor, the Transfer Agent will notify the Adviser and/or Sub-Adviser and the Custodian of such order. If applicable, the Custodian will then provide such information to the appropriate sub-custodian. The Custodian shall cause the sub-custodian to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the applicable securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities located outside the United States must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The AP must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.

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Investors should be aware that an AP may require orders for purchases of Shares placed with it to be in the particular form required by the individual AP.

Timing of Submission of Purchase Orders. An AP must submit an irrevocable purchase order before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. The AP must transmit the purchase order in the form required by the Trust to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Orders to create Shares of the Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the markets in the relevant foreign market are closed may not be accepted. The Distributor in its discretion may permit the submission of such orders and requests by or through an AP at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Transfer Agent’s proprietary website maintained for this purpose provided such submission is permissible pursuant to the terms of the applicable Authorized Participant Agreement. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Trust’s standard cut-off times as provided in the Authorized Participant Agreement.

Acceptance of Orders for Creation Unit. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Adviser and/or Sub-Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the Shares, the Trust will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the AP that placed the order.

The Trust reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor in respect of the Fund if (i) the order is not in proper form; (ii) the investor(s) upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of Shares specified by the Adviser and/or Sub-Adviser, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or the Adviser and/or Sub-Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) circumstances outside the control of the Trust, the Distributor and the Adviser and/or Sub-Adviser make it impracticable to process purchase orders. The Trust shall notify a prospective purchaser of a Creation Unit and/or the AP acting on behalf of such purchaser of its rejection of such order. The Trust, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. An investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities.

To the extent in-kind creations are effected for a Fund, except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+2 basis” (i.e., two Business Days after trade date).

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To the extent contemplated by an AP’s agreement with the Distributor, the Trust will issue Creation Units to such AP notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such AP’s delivery and maintenance of collateral having a value at least equal to 115%, which the Adviser and/or Sub-Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the AP may be invested at the risk of the AP, and income, if any, on invested cash collateral will be paid to that AP. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, APs may create and redeem Creation Units on the same trade date and in these instances, the Trust reserves the right to settle these transactions on a net basis or require a representation from the APs that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including, with respect to those Funds which effect creations principally or partly in-kind, when the Trust permits an AP to substitute cash for some or all of the Deposit Securities). Certain fees or costs associated with creation transactions may be waived in certain circumstances.

The following table sets forth the Funds’ standard maximum creation transaction fee:

Fund	Standard Creation Transaction Fee
Xtrackers Harvest CSI 300 China A-Shares ETF	$4,200
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	$4,750
Xtrackers MSCI All China Equity ETF	$2,800

Redemption of Creation Units. Shares of the Funds may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. In addition, APs must transmit requests for redemption in the form required by the Trust and the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Beneficial Owners also may sell Shares in the secondary market but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Redemptions are effected principally for cash for Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF. Redemptions are effected partially for cash and partially in kind for Xtrackers MSCI All China Equity ETF. The Funds may borrow money for purposes of facilitating redemptions. See “Investment Strategies and Risks – General Considerations and Risks – Borrowing Risk.” Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Redemption Transaction Fee. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Funds. The standard redemption transaction fee will be the same

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regardless of the number of Creation Units redeemed by an investor on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including, for those Funds which effect redemptions principally or partly in-kind, when the Trust substitutes cash for some or all of the Fund Securities), up to a maximum of 2% of the amount redeemed (including the standard redemption fee set forth below). The standard redemption transaction fees are set forth below. To the extent the Funds redeems in-kind, APs will also bear the costs of transferring the Funds Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with redemption transactions may be waived in certain circumstances.

The following table sets forth the Funds’ standard redemption transaction fee:

Fund	Standard Redemption Transaction Fee
Xtrackers Harvest CSI 300 China A-Shares ETF	$4,200
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	$4,750
Xtrackers MSCI All China Equity ETF	$2,800

The maximum redemption fee, as a percentage of the amount redeemed, is 2%. Redemption requests for Creation Units of the Funds must be submitted by or through an AP. The AP must transmit the request for redemption in the form required by the Trust or the transfer agent in accordance with procedures set forth in the Authorized Participant Agreement. An AP must submit an irrevocable redemption request before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. The AP must transmit the request for redemption in the form required by the Trust and the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors other than through APs are responsible for making arrangements for a redemption request to be made through an AP. The Distributor will provide a list of current APs upon request.

Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Funds cap the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by a Fund’s remaining shareholders.

Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker though an AP who has executed an Authorized Participant Agreement in effect. At any time, there may be only a limited number of broker-dealers that have an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In the case of custom redemptions, the order must be received no later than 3:00 p.m., Eastern time. Investors other than through APs are responsible for making arrangements for a redemption request to be made through an AP. The Distributor will provide a list of current APs upon request.

A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Trust is received from the AP on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors

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should be aware that the deadline for such transfers of Shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the Shares.

Upon receiving a redemption request, the Transfer Agent shall notify the Trust of such redemption request. The tender of an investor’s Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant AP to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the AP submitting the redemption request.

Redemption proceeds will be paid to the AP redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except as noted below).

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

In the case of in-kind redemptions, a redeeming Beneficial Owner or AP acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered. If neither the redeeming Beneficial Owner nor the AP acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities of the Fund). Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

An AP submitting a redemption request is deemed to represent to the Trust that it is in compliance with the requirements set forth in the Authorized Participant Agreement. The Trust reserves the right to verify this representation at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the AP, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Taxation on Creation and Redemptions of Creation Units. Current federal tax laws dictate that any capital gain or loss realized from the redemption of Creation Units will generally be treated as long-term capital gain or loss if the AP holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less.

Each Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a

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purchaser (or group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gain with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains).

Taxes

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information – Taxes.” The following summary of certain relevant tax provisions is as of the date of this SAI and is subject to change.

Regulated Investment Company Qualification. Each Fund intends to qualify for treatment each year as a separate RIC under Subchapter M of the Code. To qualify for treatment as a RIC, each Fund must annually distribute at least the sum of 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and 90% of its net tax-exempt interest income and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Funds’ annual gross income must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of any one issuer, or two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the test described in (i) above only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Funds’ investments in partnerships, if any, including in qualified publicly-traded partnerships, may result in the Funds being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of Regulated Investment Companies. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its Shareholders, provided that it satisfies the minimum distribution requirement described above. The Funds will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its Shareholders. If a

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Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, the Funds may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Funds correct the failure within a specified period. If a Fund fails to qualify for treatment as a RIC for a taxable year, and the relief provisions are not available, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to Shareholders, and such distributions generally will be taxable to Shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate Shareholders generally should be eligible for the dividends received deduction. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify as a RIC in a subsequent year. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.

If a Fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, the Fund may be unable to satisfy the minimum distribution requirement described above.

Excise Tax. A Fund will be subject to a nondeductible 4% excise tax on certain undistributed income if it does not generally distribute to its Shareholders in each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections) plus (ii) 98.2% of its capital gain net income (reduced by certain ordinary losses) for the 12 months ended October 31 of such year. For this purpose, any ordinary income or capital gain net income retained by the Funds that is subject to corporate income tax will be considered to have been distributed. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

If a Fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, the Fund may be unable to avoid the excise tax.

Fund Losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. These losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.

Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.

Taxation of U.S. Shareholders. Dividends and other distributions by a Fund are generally treated under the Code as received by the Shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to Shareholders of record on a specified date in such a month shall be deemed to have been received by each Shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its Shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its Shareholders who (a) will be required to include in

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income for U.S. federal income tax purposes, as long-term capital gains, their proportionate Shares of the undistributed amount, (b) will be entitled to credit their proportionate Shares of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata Share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in Shares and regardless of how long a Shareholder has held Shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each Shareholder, be treated as a tax-free return of capital to the extent of a Shareholder’s basis in Shares of the Fund, and as a capital gain thereafter (if the Shareholder holds Shares of the Fund as capital assets).

Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and Shareholders may receive dividends in an earlier year than would otherwise be the case.

Qualified Dividend Income. Qualified dividend income is generally taxable to non-corporate shareholders at reduced rates. In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income is, in general, dividend income from taxable U.S. corporations and certain non-U.S. corporations that are not “passive foreign investment companies” and that are incorporated in possessions of the U.S. or in certain countries with comprehensive tax treaties with the U.S. The United States has a comprehensive income tax treaty with China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes). If 95% or more of the Fund’s gross income (excluding gains attributable to the sale of stock and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) is attributable to qualified dividend income received by a Fund, then the Fund may report all distributions of such income as qualified dividend income.

A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the Shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) a Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. Dividends received by a Fund from another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such other RIC.

If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the Shares are held by the

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borrower) as qualified dividend income. If you enter into a short sale with respect to Shares of the Fund, substitute payments made to the lender of such Shares may not be deductible. Shareholders considering a securities loan or short sale should consult their financial intermediaries or tax advisors.

Sales of Shares. Upon the sale or exchange of Shares of the Fund, a Shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the Shareholder’s basis in Shares of the Fund. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder’s hands and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of the Fund Share held by the Shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the Shareholder with respect to such Share.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Back-Up Withholding. In certain cases, a Fund will be required to withhold (as “backup withholding”) (currently at a rate of 28%) from any distributions paid to a Shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such Shareholder is not subject to back-up withholding; or (iv) has not certified that such Shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28%. Back-up withholding is not an additional tax and any amount withheld may be credited against a Shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of each Fund, has the right to reject an order for a purchase of Shares of the Fund if the purchaser (or a group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its Shareholders. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Corporate Dividends Received Deduction. The Funds do not expect dividends that are paid to its corporate Shareholders to be eligible, in the hands of such Shareholders, for the dividends received deduction.

Investment in the Underlying Fund or Funds. (Xtrackers MSCI All China Equity ETF only) The Fund’s exposure to China A-Shares investments through an underlying fund (i.e., primarily through the Underlying Fund) may be less tax efficient than a direct investment in A-Shares. The Fund will not be able to offset its taxable income and gains with losses incurred by the underlying fund because the underlying fund(s) are treated as corporations for U.S. federal income tax purposes. The Fund’s sales of shares of an underlying fund, including those resulting from changes in the Fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the Fund’s shareholders. Further, certain losses recognized on sales of shares of the underlying fund may be deferred under the wash sale rules. Any loss realized by the Fund on a disposition of shares of the underlying fund held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the Fund of net long-term capital gain with respect to the underlying

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fund‘s shares (including any amounts credited to the Fund as undistributed capital gains). Short-term capital gains earned by the underlying fund will be treated as ordinary dividends when distributed to the Fund and therefore may not be offset by any short-term capital losses incurred by the Fund. The Fund’s short-term capital losses might instead offset long-term capital gains realized by the Fund, which would otherwise be eligible for reduced U.S. federal income tax rates when distributed to individual and certain other non-corporate shareholders. If the Chinese government imposes restrictions on an underlying fund’s ability to repatriate funds associated with its direct investment in A-Shares, the underlying fund could fail to qualify for U.S. federal income tax treatment as a regulated investment company. Under those circumstances, the underlying fund would be subject to tax as a regular corporation, and the Fund would not be able to treat non-U.S. income taxes paid by the underlying fund as paid by the Fund’s shareholders.

Taxation of Certain Investments. A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Excess Inclusion Income. Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt Shareholders. Notwithstanding the foregoing, a tax-exempt Shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt Shareholder within the meaning of Code Section 514(b). Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund Shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those Shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S.

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withholding for non-U.S. Shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund Shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Non-U.S. Investments. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a currency other than the Fund’s “functional currency” and the time the Fund actually collects such income or receivables or pays such expenses or liabilities are generally treated as ordinary income or ordinary loss. In general, assuming the Fund’s functional currency for U.S. federal income tax purposes is the U.S. dollar, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise. Each Fund (or a “qualified business unit” of the Fund) may instead treat the RMB as its functional currency. Under those circumstances, the Fund generally would not be expected to recognize gains or losses on its RMB-denominated securities based on the value of the RMB relative to the U.S. dollar, but the Fund may recognize Section 988 gain (or loss) based on fluctuations in the value of the RMB relative to the U.S. dollar between the acquisition and disposition dates of U.S. currency, between the date on which a Fund dividend is declared and the date on which it is paid, and potentially in connection with Fund redemptions.

Income received by the Funds from sources within foreign countries (including, for example, interest and dividends on securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. In the case of PRC issuers, gain on the sale of shares may also be subject to foreign tax. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. Foreign taxes paid by the Funds will reduce the return from the Funds’ investments.

Each Fund may be subject to non-U.S. income taxes withheld at the source. Each Fund, if more than 50% of the value of its total assets at the close of its taxable year consists of securities of foreign corporations, may elect to “pass through” to its Shareholders the amount of non-U.S. income taxes paid by the Fund provided that both the Fund and the investor satisfy certain holding period requirements, with the result that each investor at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, Shareholders must treat as non-U.S. source gross income (i) their proportionate Shares of non-U.S. taxes paid by the Fund; and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed.

Passive Foreign Investment Companies. If a Fund holds Shares in “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such Shares even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

A Fund may be eligible to elect to treat the PFIC as a “qualified electing fund” under the Code, in which case, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

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Alternatively, a Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of Shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Reporting. If a Shareholder recognizes a loss with respect to a Fund’s Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, Shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each Shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. Shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Non-U.S. investors considering buying Shares just prior to a distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distributions, such distribution may nevertheless be subject to U.S. withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. Shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Shareholder were a U.S. Shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. Shareholder who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. Shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses or upon the sale or other disposition of Shares of the Fund.

Under an exemption recently made permanent by Congress, properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

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Shares of a Fund held by a non-U.S. Shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

PRC Taxation. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Funds, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-U.S. Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. A Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on a Fund’s return could be substantial. A Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments. If a Fund’s direct investments in A-Shares through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of a Fund for obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes could have a material adverse effect on a Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC Value-Added Tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a Fund and their shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a Fund’s return could be substantial. A Fund will be liable to the Sub-Adviser for any Chinese tax that is imposed on the Sub-Adviser with respect to the Fund’s investments.

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Ministry of Finance announced that, effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Funds for obligations of an RQFII. The PRC tax authorities are not currently enforcing the collection of withholding tax on capital gains, and at present such taxes likely will not be collected through withholding. However, the tax authorities may at any time begin to seek collection of such taxes, including, potentially, on a retrospective basis without prior warning. If such taxes are collected from the Sub-Adviser, with respect to investments that it holds on the Funds’ behalf, the Sub-Adviser will pass the liability on to the Funds.

The sale or other transfer by the Sub-Adviser of A-Shares or B-Shares will be subject to PRC Stamp Duty at a rate of 0.1% on the transacted value. The Sub-Adviser will not be subject to PRC Stamp Duty when it acquires A-Shares and B-Shares.

It is also unclear how China’s business tax may apply to activities of an RQFII and how such application may be affected by tax treaty provisions.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders. The applicability of reduced treaty rates of withholding in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, each Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a Fund’s return could be substantial. Each Fund will be liable to the Sub-Adviser for any Chinese tax that is imposed on the Sub-Adviser with respect to the Fund’s investments.

Miscellaneous Information

Counsel. Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust.

Independent Trustee Legal Counsel. K&L Gates LLP, located at 1601 K Street, NW, Washington, DC 20006, is counsel to the Independent Trustees.

Independent Registered Public Accounting Firm. Ernst & Young LLP, located at 5 Times Square, New York, New York 10036, serves as the Trust’s independent registered public accounting firm, audits the Fund’s financial statements and may perform other services.

Financial Statements

The audited financial statements included in the Annual Report to shareholders as of May 31, 2017, including the financial highlights, accompanying notes and report appearing therein of Ernst & Young LLP, the Trust’s independent registered public accounting firm are incorporated by reference into this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 1-855-329-3837 (1-855-DBX-ETFS) during normal business hours.

License Agreement and Disclaimers

The Funds are neither sponsored nor promoted, distributed or in any other manner supported by CSI. CSI Indices are compiled and calculated by CSI. CSI will apply all necessary means to ensure the accuracy of the Underlying Indexes. However, neither CSI nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be liable (whether in negligence or otherwise) to any person for any error in the Underlying Indexes and neither CSI nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be under any obligation to advise any person of any error therein. All copyright in the Underlying Indexes values and constituent lists vests in CSI. Neither the publication of the Underlying Indexes by CSI nor the granting of a license regarding the Underlying

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Indexes as well as the Index Trademark for the utilization in connection with the Funds, which derived from the Underlying Indexes, represents a recommendation by CSI for a capital investment or contains in any manner a warranty or opinion by CSI with respect to the attractiveness on an investment in the Funds.

THE XTRACKERS MSCI ALL CHINA EQUITY ETF IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD-PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it

60

participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.

The Adviser makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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APPENDIX A

PROXY VOTING POLICY AND GUIDELINES – DWS

1.	Introduction

DWS has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – DWS (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, DWS’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide DWS with a comprehensive list of recommendations that represent how DWS will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various DWS legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various DWS legal entities allows, where necessary or appropriate, the execution by individual DWS subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these DWS legal entities.

2.	DWS’s Proxy Voting Responsibilities

Proxy votes are the property of DWS’s advisory clients.2 As such, DWS’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. DWS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes DWS’s advisory clients’ proxies in accordance with DWS’s proxy guidelines or DWS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DWS will notify ISS to carry out those instructions. Where no specific instruction exists, DWS will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct DWS to have ISS vote their proxies in accordance with Taft-Hartley Voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify DWS that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and DWS determines that a proxy vote (or other shareholder action) is materially important to the client’s account, DWS may request, on a best efforts basis, that the agent recall the security prior to the record date to allow DWS to vote the securities.

3.	Policies

3.1.	Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

DWS has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DWS in good faith after appropriate review.

[2]	For purposes of this document, “clients” refers to persons or entities: (i) for which DWS serves as investment adviser or sub-adviser; (ii) for which DWS votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

3.2.	The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee is an internal working group established by the applicable DWS’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing DWS’s proxy voting activities, including:

•	Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how DWS will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

•	Voting proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of DWS’s clients; and

•	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).

DWS’s Proxy Vendor Oversight, a function of DWS’s Operations Group, is responsible for coordinating with ISS to administer DWS’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.3.	Availability of Proxy Voting Policies and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at DWS’s discretion. Clients may also obtain information on how their proxies were voted by DWS as required by law and otherwise at DWS’s discretion. Note, however, that DWS must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 5 below), if so required by relevant law.

4.	Procedures

The key aspects of DWS’s proxy voting process are delineated below.

4.1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of DWS’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 4.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which DWS votes investment company proxies may differ from proposals for which a DWS-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

4.2.	Specific Proxy Voting Decisions Made by the GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.3

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavours to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

4.3.	Certain Proxy Votes May Not Be Cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, DWS will abstain from voting:

➢	Neither the Guidelines nor specific client instructions cover an issue;

➢	ISS does not make a recommendation on the issue; and

➢	The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is DWS’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

[3]	Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. DWS Portfolio Managers, DWS Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to DWS portfolio managers and DWS research analysts.

4.4.	Conflict of Interest Procedures

4.4.1.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,4 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DWS’s clients.5

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of DWS. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of DWS without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DWS (and within DWS only on a need to know basis).

Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee” within DWS monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DWS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) DWS client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) DWS has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.

If notified that DWS has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

[4]	As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; (ii) where the Guidelines specify that an issue is to be determined on a case-by-case basis; or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

[5]	Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Note: Any DWS employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client, has: (i) requested that DWS, Proxy Vendor Oversight (or any member thereof), or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence DWS, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC” (i) whether anyone should be recused from the proxy voting process or (ii) whether DWS should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any DWS employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client to influence how DWS votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

4.4.2.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DWS to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DWS will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Deutsche Central Cash Management Government Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the Deutsche Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

4.4.3.	Other Procedures that Limit Conflicts of Interest

DWS and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

➢	Code of Business Conduct and Ethics – DB Group;

➢	Conflicts of Interest Policy – DB Group;

➢	Information Sharing Procedures – DWS, GTB & CB&S;

➢	Code of Ethics – DWS; and

➢	Code of Professional Conduct – US.

The GPVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the GPVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with this Section. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating the procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).

5.	Recordkeeping

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

➢	DWS will maintain a record of each proxy vote cast by DWS that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.

➢	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

∎	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;

∎	Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;

∎	Analyst worksheets created for stock option plan and share increase analyses; and

∎	Proxy Edge print-screen of actual vote election.

➢	DWS will: (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

➢	The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

➢	With respect to DWS’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. DWS will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):

∎	The name of the issuer of the portfolio security;

∎	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

∎	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);

∎	The shareholder meeting date;

∎	A brief identification of the matter voted on;

∎	Whether the matter was proposed by the issuer or by a security holder;

∎	Whether the company cast its vote on the matter;

∎	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

∎	Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Archiving and Record Retention Policy – Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate DWS office.

6.	The GPVSC’s Oversight Role

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.

Attachment A – Global Proxy Voting Guidelines

DWS

Global Proxy Voting Guidelines

As Amended February 2018

[GRAPHIC OMITTED]

IX.	Proxy Voting Guidelines With Application For Holdings Incorporated In Europe	27

A.	Remuneration (Variable Pay)	27

B.	Long-Term Incentive Plans	27

C.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards	27

D.	Establishment of a Remuneration Committee	28

E.	Management Board Election and Motion	28

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

Board of Directors and Executives

Election of Directors

Routine: DWS Policy is to vote “For” the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders, taking into account the following additional factors:

- Accountability to shareholders and transparency of governance practices

- Responsiveness to investor input and shareholder vote

- Composition of the board with Directors adding value through skills, expertise and time commitment

- Independence from management

Regarding independence: Vote against or withhold from non-independent Directors when:

➢	The board consists of 50% or less independent Directors;

➢	The non-independent Director is part of the audit, compensation or nominating committee;

➢	The company has not appointed an audit, compensation or nominating committee.

DWS will classify Directors as non-independent when:

1.	For executive Directors:

➢	Current employee of the company or one of its affiliates.

2.	For non-executive Directors:

➢	Significant ownership (beneficial owner of more than 50% of the company’s voting power)

➢	Former CEO of the company or of an acquired company within the past five years.

➢	Former officer of the company, an affiliate or an acquired firm within the past five years.

➢	Immediate family member of a current or former officer of the company or its affiliates within the last five years

➢	Currently provides (or an immediate family member provides) professional services to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. Where applicable, DWS will consider the recommendations of ISS along with various factors, including the following:

➢	Long-term financial performance of the company relative to its industry;

➢	Management’s track record;

➢	Background to the contested election;

➢	Nominee qualifications and any compensatory arrangements;

➢	Strategic plan of dissident slate and quality of the critique against management;

➢	Likelihood that the proposed goals and objectives can be achieved (both slates); and

➢	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, DWS policy is to vote case-by-case considering any applicable factors listed above, including additional factors and any recommendations of a third party proxy research vendor, currently ISS, which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Rationale: The large majority of corporate Directors fulfill their fiduciary obligation and in most cases support for Management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

Classified Boards of Directors

DWS policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

Board and Committee Independence

DWS policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.

2.	“For” proposals that require all members of a company’s compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.

4.	“For” separation of the Chairman and CEO positions.

5.	Generally “For” proposals that require a company to appoint a Chairman who is an independent Director, taking into account the following factors:

➢	Whether the proposal is binding and whether it requires an immediate change.

➢	Whether the current board has an existing executive or non-independent chair or there was a recent combination of the CEO and chair roles.

➢	Whether the governance structure ensures a sufficient board and committee independence, a balance of board and CEO tenure.

➢	Whether the company has poor governance practices (such as compensation, poor risk oversight, or any actions which harmed or have the potential to harm the interests of the shareholders).

➢	Whether the company is demonstrating poor performance (as per the assessment and recommendation of ISS).

Rationale: Board independence is a cornerstone of effective governance and accountability. A Board that is sufficiently independent from Management assures that shareholders’ interests are adequately represented.

No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the company).

Whether a Director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

Liability and Indemnification of Directors

DWS policy is to vote on a case-by-case basis on Management proposals to limit Directors’ liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors’ liability would affect shareholders’ interests in pending litigation, in which case, DWS would vote “Against”.

Rationale: While shareholders want Directors and officers to be responsible for their actions, it may not be in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

Qualification of Directors

DWS policy is to follow Management’s recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.

Rationale: As a general rule, the Board of Directors, and not the shareholders, is most qualified to establish qualification policies.

Removal of Directors and Filling of Vacancies

DWS policy is to vote “Against” proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.

Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud, or misappropriation of corporate assets, limiting shareholders’ ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.

Proposals to Fix the Size of the Board

DWS policy is to vote:

1.	“For” proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing Management to fix the size of the Board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its Board.

Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

DWS policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than two outside Boards of Directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

Proposals to Establish Audit Committees

DWS policy is to vote “For” proposals that require the establishment of Audit Committees.

Rationale: The Audit Committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

Capital Structure

Authorization of Additional Shares

DWS policy is to vote “For” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

Authorization of “Blank Check” Preferred Stock

DWS policy is to vote:

1.	“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion, and other rights for the shares issued.

Stock Splits/Reverse Stock Splits

DWS policy is to vote “For” stock splits if a legitimate business purpose is set forth and the split is in the shareholders’ best interests. A vote is cast “For” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

Dual Class/Supervoting Stock

DWS policy is to vote “Against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

Large Block Issuance

DWS policy is to address large block issuances of stock on a case-by-case basis based on the nature of the issuance, considering various factors including recommendation of ISS subject to review by the GPVSC as set forth in the guidelines.

For general Issuances, in general DWS policy is to:

i.	vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands); and

ii.	vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies, DWS policy is to:

➢	Vote for general issuance requests with pre-emptive rights, or without pre-emptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

➢	Generally vote for general authorities to issue shares without pre-emptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.

For specific issuances, in general DWS policy is to:

Vote on a case-by-case basis on all requests, with or without pre-emptive rights, incorporating where applicable the recommendation of ISS.

Additionally, DWS supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

Recapitalization into a Single Class of Stock

DWS policy is to vote “For” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the Board and/or Management if there is no adverse effect on shareholders.

Share Repurchases

DWS policy is to vote “For” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

Reductions in Par Value

DWS policy is to vote “For” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

Corporate Governance Issues

Confidential Voting

DWS policy is to vote “For” proposals to provide for confidential voting and independent tabulation of voting results and to vote “Against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.

Cumulative Voting

DWS policy is to vote “Against” shareholder proposals requesting cumulative voting and “For” Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “Against” cumulative voting and “For” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index;

b)	All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock; and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.

Supermajority Voting Requirements

DWS policy is to vote “Against” Management proposals to require a supermajority vote to amend the charter or bylaws and to vote “For” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

Shareholder Right to Vote

DWS policy is to vote “Against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. DWS policy is to vote “For” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to Management or affect the governance process should be supported.

Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans or similar stock-based incentive compensation schemes, as set forth below.

Executive and Director Stock Option Plans

DWS policy is to vote “For” stock option plans that meet the following criteria:

1.	The resulting dilution of existing shares is less than: (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).

2.	The transfer of equity resulting from granting options at less than fair market value (“FMV”) is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.

3.	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.

4.	The plan does not grant options on super-voting stock.

DWS will support performance-based option proposals as long as: (a) they do not mandate that all options granted by the company must be performance based; and (b) only certain high-level executives are subject to receive the performance based options.

DWS will support proposals to eliminate the payment of outside Director Pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders’ voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

Employee Stock Option / Purchase Plans

DWS policy is to vote “For” employee stock purchase plans (“ESPPs”) when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.

DWS policy is to vote “For” employee stock option plans (“ESOPs”) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director Option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

Golden Parachutes

DWS policy is to vote “For” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. DWS policy is to vote on a case-by-case basis regarding more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DWS considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

Proposals to Limit Benefits or Executive Compensation

DWS policy is to vote “Against”:

1.	Proposals to limit benefits, pensions or compensation; and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (“SEC”) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

Shareholder Proposals Concerning “Pay for Superior Performance”

DWS policy is to address pay for superior performance proposals on a case-by-case basis, subject to review by the GPVSC as set forth in DWS’s Proxy Voting Policy and Guidelines, based on recommendation by ISS and in consideration of the following factors:

➢	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

➢	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

➢	Can shareholders assess the correlation between pay and performance based on the current disclosure?

➢	What type of industry and stage of business cycle does the company belong to?

These proposals generally include the following principles:

➢	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

➢	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

➢	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

➢	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

➢	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Rationale: While DWS agrees that compensation issues are better left to the discretion of Management, there remains the need to monitor for excessive and problematic compensation practices on a case-by-case basis. If, after a review of the ISS metrics, DWS is comfortable with ISS’s applying this calculation DWS will vote according to ISS recommendation.

Executive Compensation Advisory

DWS policy is to support management or shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (“NEOs”) on an annual basis “say on pay”).

Rationale: DWS believes that controls exist within senior Management and corporate compensation committees, ensuring fair compensation to executives. However, an annual advisory vote represents a good opportunity for shareholders to have a transparent and clear exchange of views with the company of the executive compensation structures.

Advisory Votes on Executive Compensation

DWS policy is to vote on a case-by-case basis on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation, including recommendations by ISS where applicable, subject to review by the GPVSC as set forth in DWS’s Proxy Voting Policy and Guidelines.

DWS policy is to vote against Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:

➢	There is a significant misalignment between CEO pay and company performance (pay for performance);

➢	The company maintains significant problematic pay practices;

➢	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

DWS will consider the pay-for-performance analysis conducted annually by an independent third party, currently ISS, to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices, DWS considers the following based on ISS’ analysis:

1.	Peer Group Alignment:

➢	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

➢	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, DWS may consider any of the following qualitative factors as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

➢	The ratio of performance- to time-based equity awards;

➢	The overall ratio of performance-based compensation;

➢	The completeness of disclosure and rigor of performance goals;

➢	The company’s peer group benchmarking practices;

➢	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

➢	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

➢	Realizable pay compared to grant pay; and

➢	Any other factors deemed relevant.

Problematic Pay Practices

DWS’s policy is to defer to ISS’ recommendation regarding executive compensation practices that contravene the global pay principles considered by ISS in evaluating executive pay and practices, including:

➢	Problematic practices related to non-performance-based compensation elements;

➢	Incentives that may motivate excessive risk-taking; and

➢	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

DWS’s policy is, in general, to evaluate pay elements that are not directly based on performance on a case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. DWS will defer to ISS’ analysis of specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in DWS’s overall consideration and may result in adverse vote recommendations:

➢	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

➢	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

➢	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups);

➢	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

➢	Multi-year guaranteed bonuses;

➢	A single or common performance metric used for short- and long-term plans;

➢	Lucrative severance packages;

➢	High pay opportunities relative to industry peers;

➢	Disproportionate supplemental pensions; or

➢	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

DWS’s policy is to examine the following factors case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

➢	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

➢	Duration of options backdating;

➢	Size of restatement due to options backdating;

➢	Corrective actions taken by the board or compensation committee, such as cancelling or re-pricing backdated options, the recouping of option gains on backdated grants; and

➢	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

DWS may rely on ISS’s analysis of the foregoing and may defer to ISS’s recommendation subject to review by the GPVSC.

Rationale: While DWS agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive or problematic compensation practices exist.

Frequency of Advisory Vote on Executive Compensation

DWS policy is to vote “For” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Rationale: DWS believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

Anti-Takeover Related Issues

Shareholder Rights Plans (“Poison Pills”)

DWS policy is to vote “For” proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote “Against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

Reincorporation

DWS policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:

1.	Differences in state law between the existing state of incorporation and the proposed state of incorporation; and

2.	Differences between the existing and the proposed charter / bylaws / articles of incorporation and their effect on shareholder rights.

If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

Fair-Price Proposals

DWS policy is to vote “For” Management fair-price proposals, provided that:

1.	The proposal applies only to two-tier offers;

2.	The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company’s shares;

3.	The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and

4.	The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast “For” shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

Exemption from State Takeover Laws

DWS policy is to vote “For” shareholder proposals to opt out of state takeover laws and to vote “Against” Management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.

Non-Financial Effects of Takeover Bids

Policy is to vote “Against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DWS’s stated purpose of acting in its client’s best economic interest.

Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings, and recapitalizations) are performed on a case-by-case basis, including consideration of ISS’s analysis and recommendations where applicable, subject to review by the GPVSC. DWS policy is to review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

➢	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

➢	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

➢	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

➢	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

➢	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

➢	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Additional resources including portfolio management and research analysts may be considered as set forth in DWS’s policies and procedures.

Environmental, Social, and Governance Issues

Environmental, social, and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

Principles for Responsible Investment

DWS policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, DWS: (a) votes “For” increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, on other votes related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes, and through time).

ESG Issues

DWS policy will also consider the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Principles and the recommendations on social and sustainability issues not specifically addressed elsewhere in these Guidelines. DWS may consider ISS to identify shareholder proposals addressing CERES Principles and may have proxies voted in accordance with ISS’ predetermined voting guidelines on CERES Principles. DWS policy is to generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. DWS policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, DWS will consider the recommendation of ISS along with various other factors including:

➢	Whether the proposal itself is well framed and reasonable;

➢	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

➢	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

➢	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

➢	Whether the subject of the proposal is best left to the discretion of the board;

➢	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;

➢	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;

➢	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;

➢	If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;

➢	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, DWS policy supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations, based on ISS’ analysis and recommendation. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. DWS policy is to closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. DWS policy supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

Rationale: DWS supports CERES and as such generally considers the CERES recommendation, but will vote on a case-by-case basis.

Miscellaneous Items

Ratification of Auditors

DWS policy is to vote “For”: (a) the Management recommended selection of auditors; and (b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for Management’s nomination is warranted.

Limitation of Non-Audit Services Provided by Independent Auditor

DWS policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company’s independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DWS supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

Audit Firm Rotation

DWS policy is to vote against proposals seeking audit firm rotation, unless there are relevant audit-related issues.

Rationale: Because the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DWS believes that rotation of the actual audit firm would be costly and disruptive, unless DWS believes there are significant audit-related issues.

Transaction	of Other Business

DWS policy is to vote “Against” transaction of other business proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

Motions to Adjourn the Meeting

DWS Policy is to vote “Against” proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.

Bundled Proposals

DWS policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

Change of Company Name

DWS policy is to support Management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

Proposals Related to the Annual Meeting

DWS Policy is to vote “For” Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

Reimbursement of Expenses Incurred from Candidate Nomination

DWS policy is to follow Management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation’s Board of Directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for Directors.

Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DWS could vote “For” staggered Boards of closed-end investment companies, although DWS generally votes “Against” staggered Boards for operating companies. Further, the manner in which DWS votes investment company proxies may differ from proposals for which a DWS-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DWS will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Deutsche Central Cash Management Government Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Deutsche Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

The above guidelines pertain to issuers organized in the United States and Canada. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

Proxy Voting Guidelines With Application For Holdings Incorporated In Europe

A.	Remuneration (Variable Pay)

Executive remuneration for Management Board

DWS policy is to vote “For” Management Board remuneration that is transparent and linked to results.

Rationale: Executive compensation should motivate Management and align the interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when Management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when Management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay, and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

DWS policy is to vote “For” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

Long-Term Incentive Plans

DWS policy is to vote “For” long-term incentive plans for members of a Management Board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

1.	Directly align the interests of members of Management Boards with those of shareholders;

2.	Establish challenging performance criteria to reward only above average performance;

3.	Measure performance by total shareholder return in relation to the market or a range of comparable companies;

4.	Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and

5.	Do not allow a repricing of the exercise price in stock option plans.

C.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

DWS policy is to vote “For” proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.

Rationale: We consider a strong, independent, and knowledgeable Supervisory Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.

Supervisory Board Members must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

D.	Establishment of a Remuneration Committee

DWS policy is to vote “For” proposals that require the establishment of a Remuneration Committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The Remuneration Committee shall not comprise any Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

Management Board Election and Motion

DWS policy is to vote “Against”:

1.	The election of Board members with positions on either Remuneration or Audit Committees;

2.	The election of Supervisory Board members with too many Supervisory Board mandates; and

3.	“Automatic” election of former Board members into the Supervisory Board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are – subject to applicable laws and regulations – accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

DBX ETF Trust

Xtrackers MSCI China A Inclusion Equity ETF (ASHX)

Statement of Additional Information

Dated June 4, 2018

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the fund (the “Fund”) of DBX ETF Trust (the “Trust”), as such Prospectus may be revised or supplemented from time to time. The Fund is listed on NYSE Arca, Inc.

The Prospectus for the Fund included in this SAI is dated June 4, 2018. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), at 1290 Broadway, Suite 1100, Denver, Colorado 80203, calling 1-855-329-3837 (1-800-DBX-ETFS) or visiting www.Xtrackers.com.

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General Description of the Trust and the Funds

The Trust currently consists of 37 operational investment series or portfolios. The Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Fund’s shares (the “Shares”) is registered under the Securities Act of 1933, as amended (the “1933 Act”).

As of the date of this SAI, Xtrackers CSI 300 China A-Shares Hedged Equity ETF was renamed the Xtrackers MSCI China A Inclusion Equity ETF. On October 2, 2017, the name of each series of the Trust, including the Fund described in this SAI, was changed to replace “Deutsche X-trackers” with “Xtrackers.”

The investment objective of the Fund is to seek investment results that correspond generally to the performance, before fees and expenses, of the MSCI China A Inclusion Index (the “Underlying Index”). Prior to the date of this SAI, the Fund sought investment results that corresponded generally to the performance, before the Fund’s fees and expenses, of the CSI 300 USD Hedged Index.

The Fund is managed by DBX Advisors LLC (“DBXA” or the “Adviser”).

The Fund offers and issues Shares at their net asset value (“NAV”) per Share only in aggregations of a specified number of Shares (“Creation Units”), generally in exchange for a specified amount of cash totaling the NAV of the Creation Units. Shares of the Fund are listed for trading on NYSE Arca, Inc. (the “Exchange”). Shares trade in the secondary market at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units. A Creation Unit consists of 50,000 Shares thereof.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit, equal to at least 115%, which the Adviser may change from time to time, of the market value of the omitted Deposit Securities. See the “Creation and Redemption of Creation Units” section of this SAI. Transaction fees for cash creations and redemptions may be higher than the transaction fees associated with in-kind creations and redemptions.

The Fund effects creations and redemptions of Shares in cash. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit, equal to at least 115%, which the Adviser may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees for cash creations and redemptions may be higher than the transaction fees associated with in-kind creations and redemptions.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading and will trade throughout the day on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 Beneficial Owners (as that term is define below) of Shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell Shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of Shares of the Fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

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An IOPV has a securities component and a cash component. The securities values included in an IOPV are the values of the basket of securities included in the Fund’s Underlying Index (the “Deposit Securities”). While the IOPV reflects the current market value of the Deposit Securities, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV, if any, consists of estimated accrued interest, dividends and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency, in this case the Renminbi (“RMB”).

The Trust reserves the right to adjust the Share prices of Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

The Fund is managed to seek to track the performance of the Underlying Index, which is designed to track the equity market performance of China A-Shares that are accessible through the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect”) or the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect,” and together with Shanghai Connect, “Stock Connect”). “A-Shares” are equity securities issued by companies incorporated in mainland China and are denominated in renminbi (“RMB”). Certain eligible A-Shares are traded on the Shanghai Stock Exchanges (“SSE”) and Shenzhen Stock Exchange (“SZSE”). The Underlying Index is designed to track the inclusion of A-Shares in the MSCI Emerging Markets Index over time and is constructed by MSCI, Inc. (the “Index Provider” or “MSCI”) by applying eligibility criteria for the MSCI Global Investable Market Indexes (“GIMI”), and then excluding mid- and small-capitalization A-Shares (as determined by MSCI), A-Shares suspended for trading for more than 50 days in the past 12 months and A-Shares that are not accessible through Stock Connect. The Underlying Index is weighted by each issuer’s free float-adjusted market capitalization available to foreign investors and includes only large-capitalization companies, as determined by MSCI. The Fund will normally invest at least 80% of its total assets in securities of issuers that comprise its Underlying Index. The Fund also will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio may not result in the elimination of the security from the Fund’s portfolio.

As discussed in greater detail in the Fund’s Prospectus, A-Shares are issued by companies incorporated in mainland China and are traded in RMB on the Shenzhen Stock Exchange (“SZSE”) and Shanghai Stock Exchange (“SSE”). Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the PRC’s domestic securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) program and the Renminbi Qualified Foreign Institutional Investor (“RQFII”) program, where investors will be required to obtain a license from the China Securities Regulatory Commission (“CSRC”) in order to participate in these programs. QFII and RQFII investors will also be granted a specific aggregate dollar amount of investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. In the event that the Adviser and/or a sub-adviser applies for and is granted an RQFII quota for the Fund’s investments, the Adviser and/or the sub-adviser, on behalf of the Fund, may invest in A-Shares and other permitted China securities listed on the SSE and SZSE up to the specified quota amount.

The Fund primarily intends to invest in A-Shares listed and traded on the SSE and SZSE through the Shanghai – Hong Kong Stock Connect and Shenzhen – Hong Kong Stock Connect (“Stock Connect”) programs, respectively. Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and any of the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases under Stock Connect each day. Accordingly, the Fund’s direct investments in A-Shares will be limited by the Daily Quota of Stock Connect and the quota allocated to the RQFII or QFII. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.

The Adviser expects to use a full replication indexing strategy to seek to track the Fund’s Underlying Index. As such, the Adviser expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Adviser to acquire

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component securities due to limited availability or regulatory restrictions, the Adviser may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in its Underlying Index when the Adviser is using a representative sampling indexing strategy.

While the Fund intends to invest primarily and directly in A-Shares, the Fund may also invest in securities not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser believes will help the Fund to achieve its investment objective. The remainder of the Fund’s assets will be invested primarily in money market instruments and cash equivalents. The various types of instruments and strategies in which the Fund may invest are described below as are the risks associated with the Fund’s investment strategy.

Chinese Securities. A-Shares are issued by companies incorporated in mainland China and are traded in RMB on the SZSE and SSE. Under current regulations in the PRC, foreign investors can invest in the PRC’s domestic securities markets through certain market-access programs. These programs include the QFII program and the RQFII program, where investors under these programs will be required to obtain a license from the CSRC. QFII and RQFII investors will also be granted a specific aggregate dollar amount investment quota SAFE to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.

Currently, there are two stock exchanges in mainland China, the SSE and SZSE. The SSE and SZSE are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The SSE and SZSE are smaller, periodically less liquid, and substantially more volatile than the major securities markets in the United States.

The SSE commenced trading on December 19, 1990, and the SZSE commenced trading on July 3, 1991. The SSE and SZSE divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the SSE and SZSE that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the SSE or SZSE. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded on the SSE and SZSE in RMB.

Diversification Status. The Fund is classified as a non-diversified fund1. A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to Shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Foreign Securities. The Fund purchases publicly-traded common stocks of non-U.S. issuers. To the extent the Fund invests in stocks of non-U.S. issuers, certain of the Fund’s investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Non-Voting Depositary Receipts (“NVDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued

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Currently, under the 1940 Act, a “non-diversified” investment company is a fund that is not “diversified,” and for a fund to be classified as a “diversified” investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Pursuant to certain Securities and Exchange Commission (the “SEC”) staff positions, if a non-diversified fund’s investments are in fact “diversified” under the 1940 Act for a period of three years, the fund may be considered “diversified” and may not be able to convert to a non-diversified fund without the approval of shareholders.

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by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, NVDRs are designed for use in the Thai securities market and GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that the Adviser deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts will be sponsored, but the Fund may invest in unsponsored ADRs under certain circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) Shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc. or “A-1” by Standard & Poor’s® Rating Service, a division of The McGraw-Hill Companies, Inc. (“S&P®”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the credit requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Futures and Options. The Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. The Fund may enter into futures contracts to purchase securities indexes when the Adviser anticipates purchasing the underlying securities and believe prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures

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contracts that are contractually required to “cash-settle,” the Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per Share, also known as the strike price, less the premium received from writing the put.

The Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Pursuant to a claim for exclusion filed with the National Futures Association (“NFA”) on behalf of the Fund, the Trust is not deemed to be a “commodity pool operator” (“CPO”), under the CEA, and it is not subject to registration or regulation as such under the CEA. The Adviser is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to the Fund. Under CFTC Regulations, the Adviser would need to register with the CFTC as CPO if the Fund is unable to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, the Trust, on behalf of the Fund must meet one of the following tests under the amended regulations in order to claim an exclusion from the definition of a CPO. First, the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed five percent of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO with respect to the Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements could increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Swap Agreements. Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund. Cleared swap agreements are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts.

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The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Securities of Investment Companies. The Fund may invest in the securities of other investment companies (including affiliated funds, foreign funds, and money market funds) and real estate investment trusts (“REITs”) to the extent allowed by law. Pursuant to the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above. Other investment companies, including affiliated and foreign investment companies, in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. government or its agencies or instrumentalities, and any other debt security that the Adviser determines at the time the repurchase agreement is entered into: (i) the issuer of which has an exceptionally strong capacity to meet its financial obligations; and (ii) is sufficiently liquid that it can be sold at approximately its carrying value in the ordinary course of business within seven calendar days. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund could not hold directly without the repurchase obligation.

Repurchase agreements pose certain risks for the Fund that utilizes them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks but such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. The Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

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Currency Transactions. The Fund may enter into forward currency contracts and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to Shareholders. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A non-deliverable forward contract (“NDF”) is a forward contract where there is no physical settlement of two currencies at maturity. NDFs are contracts between parties in which a net settlement amount based on the change in the specified foreign exchange rate is paid by one party to the other. The Fund’s obligations with respect to each NDF is accrued on a daily basis and an amount of cash or liquid securities at least equal to such amount maintained in an account at the Trust’s custodian bank. The risk of loss with respect to NDFs generally is limited to the net amount of payments that the Fund is contractually obligated to make or receive.

A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Restricted Securities/Rule 144A Securities. The Fund may invest in securities offered pursuant to Rule 144A under the 1933 Act (“Rule 144A securities”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the Fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to Shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Lending of Portfolio Securities. To generate additional income, the Fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 102% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value). The Fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to the Fund’s custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Adviser. Voting rights may pass with the loaned securities, but if an event occurs that the Adviser determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Cash collateral received by the Fund may be invested in a money market fund managed by the Adviser (or one of its affiliates).

The Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

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In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective, do not violate any investment restrictions or policies, and otherwise permitted by the 1940 Act and any other applicable law.

General Considerations and Risks

An investment in the Funds is subject to a number of risks, which are discussed in the Funds’ Prospectus and below.

The risks may adversely affect the Fund’s ability to achieve its investment objective, performance, and/or NAV, and the trading price of the Fund’s Shares. An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general and other factors that affect the U.S. and Chinese markets. There can be no assurance that the Fund will achieve its investment objective or generate positive performance. Investors should carefully evaluate the merits and risks of an investment in the Fund in the context of his or her overall financial circumstances, knowledge and experience as an investor. The discussion of the risk factors set forth below should be read together with the discussion of risks in the Funds’ Prospectus.

Risks of Equity Securities. An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most the securities in the Underlying Index are listed, there can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

In addition, in the current economic environment, global markets are experiencing a very high level of volatility and an increased risk of corporate failures. The insolvency or other corporate failures of any one or more of the constituents of the Underlying Index may have an adverse effect on the Underlying Index’s and, therefore, the Fund’s performance.

Borrowing Risk. The Trust, on behalf of the Fund and certain other funds managed by the Adviser, has entered into a revolving senior unsecured credit facility with The Bank of New York Mellon (“BNYM”), Bank of Nova Scotia, HSBC, Royal Bank of Canada and State Street Corporation. The Fund may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain the Fund’s status as a RIC.

Interest is charged to the Fund, based on its borrowings, at current commercial rates. Each borrowing under the credit facility matures no later than 45 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum of the daily amount of the excess, if any, of the lender’s commitment over the aggregate outstanding principal balance of the loans made by the lender. The Fund can prepay loans at any time and may at any time terminate, or from time to time reduce, without the payment of a premium or penalty, the commitment under the credit facility subject to compliance with certain conditions.

Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees, which may reduce the Fund’s return. The Fund is required to maintain continuous asset

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coverage with respect to its borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it is not advantageous to do so. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of the Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may only be willing to do so at an increased cost to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. In addition, if the Fund’s assets increase, there is no assurance that the lender will be willing to make additional loans to the Fund in order to allow it to borrow the amounts desired by the Fund to facilitate redemptions.

Economic, political and social risks of the PRC. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources.

Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 20 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

For more than 20 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the portfolio securities of the Fund. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Fund. Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of the Fund’s portfolio securities.

PRC Laws and Regulations Risk. The regulatory and legal framework for capital markets and joint stock companies in the PRC may not be as well developed as those of developed countries. PRC laws and regulations affecting securities markets are relatively new and evolving, and because of the limited volume of published cases and judicial interpretation and their non-binding nature, interpretation and enforcement of these regulations involve significant uncertainties. In addition, as the PRC legal system develops, no assurance can be given that changes in such laws and regulations, their interpretation or their enforcement will not have a material adverse effect on their business operations.

Government Intervention and Restriction Risk. Governments and regulators may intervene in the financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect the operation and market making activities of the Fund, and may have an unpredictable impact on the Fund. Furthermore, such market interventions may have a negative impact on the market sentiment which may in turn affect the performance of an Underlying Index and as a result the performance of the Fund.

RMB Trading and Settlement Risk. The trading and settlement of RMB-denominated securities are recent developments in Hong Kong and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise.

Future Movements in RMB Exchange Rates Risk. The exchange rate of RMB ceased to be pegged to U.S. dollars on July 21, 2005, resulting in a more flexible RMB exchange rate system. China Foreign Exchange Trading System, authorized by the PBOC, promulgates the central parity rate of RMB against U.S. dollars, Euro, Yen, pound sterling and Hong Kong dollar at 9:15 a.m. on each business day, which will be the daily central parity rate for transactions on the Inter-bank Spot Foreign Exchange Market and OTC transactions of banks. The exchange rate of RMB against the above-mentioned currencies fluctuates within a range above or below such central parity rate. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including U.S. dollars and Hong Kong dollars, are susceptible to movements based on external factors. There can be no assurance that such exchange rates will not fluctuate widely against U.S. dollars, Hong Kong dollars or any other foreign currency in the future. From 1994 to July 2005, the exchange rate for RMB against U.S. dollar and the Hong Kong dollar was relatively stable. Following July 2005, the appreciation of RMB accelerated until being subject to alternating periods of devaluation, appreciation and stability beginning in 2015. Although the PRC government has constantly reiterated its intention to maintain the stability of RMB, it may introduce measures (such as a reduction in the rate of export tax refund) to address the concerns of the PRC’s trading partners. Therefore, the possibility that the appreciation of RMB will be further accelerated cannot be excluded. On the other hand, there can be no assurance that RMB will not be subject to devaluation.

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Offshore RMB (“CNH”) Market Risk. The onshore RMB (“CNY”) is the only official currency of the PRC and is used in all financial transactions between individuals, state and corporations in the PRC. Hong Kong is the first jurisdiction to allow accumulation of RMB deposits outside the PRC. Since June 2010, the offshore RMB (“CNH”) is traded officially, regulated jointly by the Hong Kong Monetary Authority and the PBOC. While both CNY and CNH represent RMB, they are traded in different and separated markets. The two RMB markets operate independently where the flow between them is highly restricted. Though the CNH is a proxy of the CNY, they do not necessarily have the same exchange rate and their movement may not be in the same direction. This is because these currencies act in separate jurisdictions, which leads to separate supply and demand conditions for each, and therefore separate but related currency markets.

The current size of RMB-denominated financial assets outside the PRC is limited. As of January 2018, the total amount of RMB (CNH) deposits held by institutions authorized to engage in RMB banking business in Hong Kong amounted to approximately RMB546 billion. In addition, participating authorized institutions are also required by the Hong Kong Monetary Authority to maintain a total amount of RMB (in the form of cash and its settlement account balance with a Renminbi clearing bank) of no less than 25% of their RMB deposits, which further limits the availability of RMB that participating authorized institutions can utilize for conversion services for their customers. RMB business participating banks do not have direct RMB liquidity support from PBOC. Only the Renminbi clearing bank has access to onshore liquidity support from PBOC (subject to annual and quarterly quotas imposed by PBOC) to square open positions of participating banks for limited types of transactions, including open positions resulting from conversion services for corporations relating to cross-border trade settlement. The Renminbi clearing bank is not obliged to square for participating banks any open positions resulting from other foreign exchange transactions or conversion services and the participating banks will need to source RMB from the offshore market to square such open positions. Although it is expected that the offshore RMB market will continue to grow in depth and size, its growth is subject to many constraints as a result of PRC laws and regulations on foreign exchange. There is no assurance that new PRC regulations will not be promulgated or the Settlement Agreement will not be terminated or amended in the future which will have the effect of restricting availability of RMB offshore.

Disclosure of Interests and Short Swing Profit Rule. The Fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. To the extent they are applicable, these regulations currently would require the Fund to make certain public disclosures when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, the Fund would be required to report information which includes, but is not limited to: (a) information about the Fund (and parties acting in concert with the Fund) and the type and extent of its holdings in the company; (b) a statement of the Fund’s purposes for the investment and whether the Fund intends to increase its holdings over the following 12-month period; (c) a statement of the Fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered the Fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if the Fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. The Fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require the Fund to disclose its holdings to the public, which could have an adverse effect on the performance of the Fund.

The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, the Fund may be deemed as a “concerted party” of other funds managed by the Adviser or its affiliates and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.

If the 5% shareholding threshold is triggered by the Fund and parties acting in concert with the Fund, the Fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the Fund’s performance, if the Fund would otherwise make trades during that period but is prevented from doing so by the regulations.

Once the Fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the Fund’s report and announcement of the incremental change. These trading freezes

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may undermine the Fund’s performance as described above. Also, Shanghai Stock Exchange requirements currently require the Fund and parties acting in concert, once they have reached the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation). Under interim measures adopted in July 2015, 5% holders of the securities of listed companies may be temporarily prohibited from selling such securities for a period of six months.

CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.

Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of the Fund with the result that where the holdings of the Fund (possibly with the holdings of other investors deemed as concert parties of the Fund) exceed 5% of the total issued shares of a listed company, the Fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If the Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the Fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, the Fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the Fund.

Risks of Investing in Non-U.S. Equity Securities. An investment in the Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on foreign exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulations of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to invest in futures and options to a significant extent or use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, may utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

The Fund’s use of futures and options on futures involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Adviser as to anticipated trends which could prove to be incorrect.

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Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Risks of Swap Agreements. The risk of loss with respect to OTC swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouses serving as central counterparties similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to un-cleared swaps because central clearing interposes a central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar un-cleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on un-cleared swaps in the near future, which could reduce the distinction.

Risks of Currency Transactions. Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, specialized and technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If the Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of its Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, the Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Dividend Risk. There is no guarantee that the issuer of the stocks held by the Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Risks of Investing through Stock Connect. The Fund may invest in A-Shares listed and traded on the SSE and SZSE through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to a Daily Quota. The Daily Quota does not belong to the Fund and is utilized by all investors on a first-come-first-serve basis. As such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota may restrict the Fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.

In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to the Fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While A-shares must be designated as eligible to be traded under Stock Connect (such eligible A-Shares listed on the SSE, the “SSE Securities,” and such eligible A-Shares listed on the SZSE, the “SZSE Securities”), those A-Shares may also lose such designation, and if this occurs, such A-Shares may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checks to ensure an investor has sufficient A-Shares in its account before the market opens on the trading day. Accordingly, if there are insufficient A-Shares in an investor’s account before the market opens on the trading day, the sell order will be rejected, which may adversely impact the Fund’s performance.

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In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, the Fund’s ability to access A-Shares through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, the Fund may not be able to acquire or dispose of A-Shares through Stock Connect in a timely manner, which could adversely affect the Fund’s performance.

The Fund’s investments in A-Shares though Stock Connect are held by its custodian in accounts in Central Clearing and Settlement System (“CCASS”) maintained by the Hong Kong Securities Clearing Company Limited (“HKSCC”), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of the Fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of the Fund or as part of the general assets of HKSCC available for general distribution to its creditors.

Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. The Fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.

The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers’ or custodians’ accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades. Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC’s liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, the Fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.

Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the borders of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-Shares through Stock Connect could be disrupted, and the Fund’s ability to achieve its investment objective may be adversely affected.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the Fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, according to Caishui [2014] 81 (“Circular 81”) and Caishui [2016] 127 (“Circular 127”), while foreign investors currently are exempt from paying capital gains or business taxes (later, value-added tax) on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Dividends derived from A-Shares are subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.1% of the total sales value.

Circular 81 and Circular 127 stipulate that PRC business tax (and, subsequently, PRC value-added tax) is temporarily exempted on capital gains derived by Hong Kong market participants (including the Fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value-added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the value-added tax regime.

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The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

RQFII Program Risk. The Fund intends to invest directly in A-Shares through Stock Connect, but, in the future, may also utilize any RQFII quota applied for by and granted to the Adviser and/or a sub-adviser. The Fund is not an RQFII, but rather will utilize the RQFII quota granted to the Adviser and/or a sub-adviser under RQFII regulations. The RQFII regulations provide that the size of an RQFII’s quota may be reduced or cancelled by the SAFE if the RQFII is unable to use its RQFII quota effectively within one year after the quota is granted. If SAFE reduces the RQFII’s quota, it may affect the Adviser’s ability to effectively pursue the Fund’s investment strategy.

In addition, the Adviser’s and/or a sub-adviser’s RQFII status could be suspended or revoked. There can be no assurance that the Adviser and/or a sub-adviser will continue to maintain its RQFII status or be able to acquire additional RQFII quota. Because the Fund will not be able to invest directly in A-Shares in excess of the Adviser’s and/or a sub-adviser’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the Fund’s direct investments in A-Shares may be limited. In the event the Adviser and/or a sub-adviser is unable to maintain its RQFII status or its RQFII quota becomes inadequate, unless the Adviser and/or the sub-adviser is able to acquire additional RQFII quota, it may be necessary for the Fund to limit or suspend creations of Creation Units. In such event it is possible that the trading price of the Fund’s Shares on the Exchange will be at a significant premium to the NAV (which may also increase tracking error of the Fund). In extreme circumstances, the Fund may incur significant loss due to limited investment capabilities, or may not be able fully to implement or pursue its investment objectives or strategies, due to RQFII investment restrictions, illiquidity of the PRC’s securities markets, and delay or disruption in execution of trades or in settlement of trades.

Pursuant to PRC and RQFII regulations, the SAFE is vested with the power to impose regulatory sanctions if the Adviser and/or a sub-adviser, in its capacity as RQFII, or the PRC Custodian (as that term is defined below) violates any provision of the RQFII regulations. Any such violations could result in the revocation of the Adviser’s and/or a sub-adviser’s quota or other regulatory sanctions and may adversely impact the portion of the Adviser’s and/or the sub-adviser’s quota granted with respect to the Fund.

The current RQFII regulations also include rules on investment restrictions applicable to the Fund, which may adversely affect the Fund’s liquidity and performance. In addition, because transaction sizes for RQFIIs are relatively large, the corresponding heightened risk of exposure to decreased market liquidity and significant price volatility could lead to possible adverse effects on the timing and pricing of acquisition or disposal of securities.

The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future.

Repatriation Risk. SAFE regulates and monitors the repatriation of funds out of the PRC by RQFIIs. Repatriations by RQFIIs in respect of an open-ended RQFII fund, such as the Fund, conducted in RMB are currently permitted daily and are not subject to repatriation restrictions or prior approval from the SAFE, although authenticity and compliance reviews will be conducted by the PRC Custodian (as that term is defined below), and monthly reports on remittances and repatriations will be submitted to SAFE by the PRC Custodian. There is no assurance, however, that PRC and RQFII rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC and RQFII rules and regulations may take effect retroactively. Any restrictions on repatriation of the invested capital and net profits may impact the Fund’s ability to meet redemption requests. Furthermore, as the Custodian’s or the PRC Custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the Custodian or the PRC Custodian in case of non-compliance with the RQFII regulations. In such case, it is expected that redemption proceeds will be paid as soon as practicable and after the completion of the repatriation of the funds concerned. It should be noted that the actual time required for the completion of the relevant repatriation will be beyond the Adviser’s control.

Restricted Markets Risk. The Fund’s investments in A-Shares may be subject to limitations or restrictions on foreign ownership or holdings imposed by the PRC. Such legal and regulatory restrictions or limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings as compared to the performance of its Underlying Index. This may increase the risk of tracking error.

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A-Share Market Suspension Risk. A-Shares may only be purchased from, or sold to, the Fund from time to time where the relevant A-Shares may be sold or purchased on the SSE or the SZSE (including through Stock Connect), as appropriate. Given that the A-Share market is considered volatile and unstable (with the risk of suspension of a particular stock or government intervention), the creation and redemption of Creation Units may also be disrupted. Such suspensions may be widespread and, on some occasions, have affected a majority of listed issuers in China. A participating dealer may not be able to create Creation Units of the Fund if A-Shares are not available or not available in sufficient amounts.

A-Share Tax Risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Since the respective inception of Shanghai Connect and Shenzhen Connect, foreign investors (including the Fund) investing in A-Shares listed on the SSE through Shanghai Connect and those listed on the SZSE through Shenzhen Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes could have a material adverse effect on the Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and their shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or an RQFII), the Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the Fund’s return could be substantial. The Fund will be liable to the Adviser and/or a sub-adviser for any Chinese tax that is imposed on the Adviser and/or the sub-adviser with respect to the Fund’s investments.

As described below under “Taxes,” the Fund may elect, for U.S. federal income tax purposes, to treat PRC taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so, however, your ability to claim a credit for certain PRC taxes may be limited under general U.S. tax principles.

In addition, to the extent the Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in A-Shares and may be subject to special U.S. federal income tax rules that could adversely affect the Fund. Also the Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.

Should the Chinese government impose restrictions on the Fund’s ability to repatriate funds associated with direct investments in A-Shares, the Fund may be unable to satisfy distribution requirements applicable to RICs under the Code, and the Fund may therefore be subject to Fund-level U.S. federal taxes. In the event such restrictions are imposed, the Fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain the Fund’s status as a RIC.

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The PRC government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of PRC companies and foreign investors in such companies, such as the Fund.

RMB Exchange Controls and Restrictions Risk. It should be noted that the RMB is currently not a freely convertible currency as it is subject to foreign exchange control policies and repatriation restrictions imposed by the PRC government. There is no assurance that there will always be RMB available in sufficient amounts for the Fund to remain fully invested. Since 1994, the conversion of RMB into U.S. dollars has been based on rates set by the PBOC, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In 2012 and 2014, the PBOC subsequently decided to expand the daily trading band and may seek to do so again in the future.

However it should be noted that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact the Fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the U.S. dollar or any other foreign currency in the future. Foreign exchange transactions under the capital account, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of the SAFE. On the other hand, the existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for transactions under the current account, including trade and service related foreign exchange transactions and payment of dividends. Nevertheless, the Adviser cannot predict whether the PRC government will continue its existing foreign exchange policy or when the PRC government will allow free conversion of the RMB to foreign currencies.

PRC Broker and PRC Custodian Risk. The Adviser is responsible for selecting PRC Brokers to execute transactions for the Fund in the PRC markets. As a matter of practice, only one PRC Broker can be appointed in respect of each stock exchange in the PRC. Thus, the Fund will rely on only one PRC Broker for each stock exchange in the PRC, which may be the same PRC Broker. As such the Fund will rely on a limited number of PRC Brokers to execute transactions on behalf of the Fund. If a single PRC Broker is appointed, the Fund may not necessarily pay the lowest commission available in the market. However, in its selection of a PRC Broker(s), the Adviser will consider factors such as the competitiveness of commission rates, size of the relevant orders and execution standards. Should, for any reason, the Fund’s ability to use one or more of the relevant PRC Brokers be affected, this could disrupt the operations of the Fund and affect the ability of the Fund to track its Underlying Index, causing a premium or a discount to the trading price of the Fund’s Shares.

The Adviser is responsible for selecting a custodian in the PRC to custody its assets pursuant to local Chinese laws and regulations (the “PRC Custodian”). According to the RQFII regulations and market practice, the securities and cash accounts for the Fund in the PRC are to be maintained by the PRC Custodian in the joint names of the Adviser and/or a sub-adviser as the RQFII holder and the Fund. The Fund’s PRC Custodian is the Bank of China Limited. The PRC Custodian maintains the Fund’s RMB deposit accounts and oversees the Fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the People’s Bank of China. A-Shares that are traded on the SSE or SZSE are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A-Shares purchased by the Adviser and/or a sub-adviser, in its capacity as an RQFII, on behalf of the Fund, may be received by the CSDCC and credited to a securities trading account maintained by the PRC Custodian in the names of the Fund and the Adviser and/or the sub-adviser as the RQFII.

The assets held or credited in the Fund’s securities trading account(s) maintained by the PRC Custodian are segregated and independent from the proprietary assets of the PRC Custodian. However, under PRC law, cash deposited in the Fund’s cash account(s) maintained with the PRC Custodian will not be segregated but will be a debt owing from the PRC Custodian to the Fund as a depositor. Such cash will be co-mingled with cash that belongs to other clients or creditors of the PRC Custodian. In the event of bankruptcy or liquidation of the PRC Custodian, the Fund will not have any proprietary rights to the cash deposited in such cash account(s), and the Fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC Custodian.

There is a risk that the Fund may suffer losses from the default, bankruptcy or disqualification of the PRC Broker(s) or PRC Custodian. In such event, the Fund may be adversely affected in the execution of any transaction or face difficulty and/or encounter delays in recovering its assets, or may not be able to recover it in full or at all. The Fund may also incur losses due to the acts or omissions of the PRC Brokers and/or the PRC Custodian in the execution or settlement of any transaction or in the transfer of any funds or securities. Subject to the applicable laws and regulations in the PRC, the Adviser will make arrangements to ensure that the PRC Brokers and PRC Custodian have appropriate procedures to properly safe-keep the Fund’s assets.

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RQFII Late Settlement Risk. The Fund will be required to remit RMB from Hong Kong to the PRC to settle the purchase of A-Shares by the Fund from time to time through the RQFII program. In the event such remittance is disrupted, the Fund will not be able to fully replicate the Underlying Index by investing in the relevant A-Shares, which may lead to increased tracking error.

Cyber Security Risk. With the increased use of technology and dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the Fund’s adviser, administrator, transfer agent, distributor, custodian, financial intermediaries and, if applicable, a sub-adviser) may be exposed to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, unauthorized access to the service providers’ digital systems through hacking, physically accessing systems or data storage facilities, or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access to service providers’ digital systems, such as causing denial-of-service attacks on the service providers’ systems or web-sites that render them unavailable. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the service providers’ systems.

Cyber-attacks have the potential to interfere with the processing of Authorized Participant (“AP”) transactions and shareholder transactions on the Exchange, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject the Fund or its service providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, litigation costs, and/or additional compliance costs. The Fund and its service providers may also incur substantial costs for cyber security risk management in order to prevent future cyber security incidents. The Fund and its shareholders could be negatively impacted as a result of the costs. Similar types of cyber security risks exist for issuers of securities or other instruments in which the Fund invests. Cyber-attacks could result in material adverse consequences for such issuers and may cause the Fund’s investments therein to lose value.

Portfolio Turnover

The Fund did not experience portfolio turnover of over 100% during the fiscal year ended May 31, 2017 when the Fund was tracking its prior underlying index.

Proxy Voting

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Adviser with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Adviser has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Adviser and its affiliates. The Policies and Procedures are included in Appendix A.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s website at www.sec.gov or by visiting our website at www.Xtrackers.com (click on “proxy voting” at the bottom of the page).

Portfolio Holdings Information

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Trust, the Adviser and the Administrator will not disseminate non-public information concerning the Trust.

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Construction and Maintenance of the Underlying Index

The Underlying Index is calculated and maintained by MSCI Inc. (the “Index Provider” or “MSCI”). MSCI’s Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free float-adjusted market capitalization in each market of large-, mid- and small-cap securities.

∎	MSCI Global Standard Indexes cover all investable large- and mid-cap securities by including approximately 85% of each market’s free float-adjusted market capitalization.

∎	MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes.

Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI GIMI. Of these countries, 23 are classified as developed markets, 24 as emerging markets, and 22 as frontier markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds (“ETFs”), equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts (“REITs”) in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

The Underlying Index is designed to track the equity market performance of China A-Shares that are accessible through Stock Connect. “A-Shares” are equity securities issued by companies incorporated in mainland China and are denominated in RMB. Certain eligible A-Shares are traded on the SSE and the SZSE. The Underlying Index is designed to track the inclusion of A-Shares in the MSCI Emerging Markets Index over time and is constructed by MSCI by applying eligibility criteria for the MSCI GIMI, and then excluding mid- and small-capitalization A-Shares (as determined by MSCI), A-Shares suspended for trading for more than 50 days in the past 12 months and A-Shares that are not accessible through Stock Connect. The Underlying Index is weighted by each issuer’s free float-adjusted market capitalization available to foreign investors and includes only large-capitalization companies, as determined by MSCI.

As of April 30, 2018, the Underlying Index consisted of 232 securities with an average market capitalization of approximately $3.72 billion and a minimum market capitalization of approximately $697.53 million. These amounts are subject to change.

The Underlying Index is rebalanced on a quarterly basis in February, May, August, and November.

Investment Limitations

The Board has adopted as non-fundamental policies the investment objectives of the Fund discussed in this SAI. Therefore, the Fund may change its investment objective and its Underlying Index without a Shareholder vote.

Fundamental Policies

The Board has adopted as fundamental policies for the Fund, the investment restrictions numbered 1 through 6 below. The restrictions for the Fund cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, and (b) more than 50% of outstanding voting securities.

The Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to the extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry, except that municipal securities with payments of principal or interest backed by revenue of a specific project related to a specific industry are considered to be issued by that industry;

2. Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;

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3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund’s investment objectives and policies); or

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.

For purposes of the concentration policy in investment limitation (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.

Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Non-Fundamental Policies

In addition to the investment limitations adopted as fundamental as set forth above, the Fund observes the following restrictions, which may be changed by the Board without a Shareholder vote. The Fund will not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;

3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act;

4. Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities);

5. Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities; and

If any percentage restriction described above is complied with to at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. In addition, the Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its Underlying Index.

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The Fund has adopted a non-fundamental investment policy that the Fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if the Fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, the Fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by the Adviser and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of their affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (the “Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the Fund Complex consists of the Trust’s 37 operational funds, as well as the mutual funds advised by affiliates of the Adviser.

Independent Trustees

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Stephen R. Byers (1953) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Board and Member of the Audit and Nominating Committees; formerly, Lead Independent Trustee	Trustee since 2011 (Chairman of the Board since 2016; formerly, Lead Independent Trustee, 2015-2016)	Independent Director (2011-present); Independent Consultant (2014-present); formerly, Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer (2002-2006).	37	The Arbitrage Funds; Sierra Income Corporation; Mutual Fund Directors Forum.

George O. Elston (1964) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Audit Committee and Member of the Nominating Committee	Trustee since 2011 (Chairman of the Audit Committee since 2015)	Chief Executive Officer, 2X Oncology, Inc. (2017-present); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	37

J. David Officer (1948) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Nominating Committee and Member of the Audit Committee	Trustee since 2011 (Chairman of the Nominating Committee since 2015)	Independent Director (2010-present); formerly, Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	37	Ilex Partners (Asia), LLC; Old Westbury Funds.

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Interested Trustee

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Michael Gilligan (1966) 345 Park Avenue New York, New York 10154	Trustee Treasurer, Chief Financial Officer and Controller	Trustee since 2016; Treasurer, Chief Financial Officer and Controller since 2010	Director in the Finance Division at Deutsche Bank AG (2008-present); Manager, Treasurer and Chief Financial Officer of the Adviser (2010-present); Chief Financial Officer of Global Passive Asset Management Platform (2012-present); Chief Financial Officer of RREEF America LLC (2018-present).	37	The Adviser, DBX Strategic Advisors LLC and DB Commodity Services LLC

Officers

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Freddi Klassen (1975) 345 Park Avenue New York, New York 10154	President and Chief Executive Officer	Since 2016	Director in DWS and Chief Operating Officer in the Americas for the Passive Asset Management Department (2014-present) and Trading and Product Development teams (2016-present); Manager and Chief Operating Officer of the Adviser (2016-present); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).

Fiona Bassett (1974) 345 Park Avenue New York, New York 10154	Chief Operating Officer	Since 2014	Managing Director in DWS and Head of Passive Americas Asset Management Platform (2014-present); Manager and Chief Executive Officer and Chief Investment Officer of the Adviser (2014-present); Managing Director, COO Global Key Projects and Integration at Deutsche Asset Management (2012-2014); Managing Director at Deutsche Bank AG (2004-2012).

Frank Gecsedi (1967) 60 Wall Street New York, New York 10005	Chief Compliance Officer	Since 2010	Director in the DWS Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Adviser (2010-present); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).

Bryan Richards (1978) 345 Park Avenue New York New York 10154	Vice President	Since 2016	Director in DWS (2014-present); Portfolio Manager in the Passive Asset Management Department at Deutsche Bank AG (2011-present); Primary Portfolio Manager for the PowerShares DB Commodity ETFs (2011- 2015).

Leslie Lowenbraun (1953) 60 Wall Street New York, New York 10005	Secretary	Since 2016	Vice President in U.S. Retail Passive Legal of DWS (2014-present) and Chief Legal Officer of the Adviser (2017-present); Counsel at Skadden, Arps, Slate, Meagher & Flom LLP (2005-2014).

Amy McDonald (1978) One International Place Boston, Massachusetts 02110	Assistant Secretary	Since 2018	Vice President in U.S. Retail Passive Legal of DWS (2018-present); Vice President, Fidelity Investments Asset Management Compliance (2016-2017); Legal Counsel and Senior Legal Counsel, Fidelity Investments (2010-2016).

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Board Leadership, Structure and Oversight Responsibilities.

Board Structure. As noted above, the Board is responsible for oversight of the Fund, including oversight of the duties performed by the Adviser for the Fund under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings four times a year and may meet more often as required.

Mr. Byers serves as Chairman of the Board. The Board is comprised of a super-majority (75 percent) of Independent Trustees. The Independent Trustees are advised by independent legal counsel and are represented by such independent legal counsel at Board and committee meetings. The chairmen of the Audit Committee and Nominating Committee (each of which consists solely of Independent Trustees) serve as liaisons between the Adviser and other service providers and the other Independent Trustees. Each such chairman is an Independent Trustee.

The Board regularly reviews its Committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Trustees constitute a super-majority of the Board, the role of the Committee chairmen (who are Independent Trustees), the assets and number of Funds overseen by the Trustees, as well as the nature of the Fund’s business as an ETF, which is managed to track the performance of a specified index.

Risk Oversight. The Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Fund, as well as its associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm and Trust counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Fund’s investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Fund’s investment objectives, policies and restrictions, and reviews any areas of non-compliance with the Fund’s investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. The Board has concluded, based on each Trustee’s experience, qualifications and attributes, that each Board member should serve as a Trustee. Following is a brief summary of the information that led to this conclusion.

Mr. Stephen Byers. Mr. Byers gained extensive experience with a variety of financial, accounting, management, regulatory and operational issues facing funds through his more than 30 years of experience on the boards and/or in senior management of such companies as The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum, College of William and Mary, Graduate School of Business, Lighthouse Growth Advisors LLC, Founders Asset Management, LLC, The Dreyfus Corporation, Gruntal & Co., LLC, Painewebber, Citibank/Citicorp and American Airlines. Mr. Byers possesses a strong understanding of the regulatory framework under which registered investment companies must operate and can provide management input and investment guidance to the Board.

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Mr. George Elston. Through his prior positions on the boards and in senior management of such companies as Juniper Pharmaceuticals, Inc., KBI BioPharma, Inc., Celldex Therapeutics, Inc., Optherion, Inc. and Elusys Therapeutics, Mr. Elston has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Elston also has experience as a managing partner of Chatham Partners LLC, as the Senior Vice President and Chief Financial Officer at Juniper Pharmaceuticals, Inc. and as the Chief Executive Officer at 2X Oncology, Inc.

Mr. David Officer. Mr. Officer has over 30 years of experience in the financial services industry and related fields, including his positions on the boards and/or in senior management of such companies as Ilex Partners (Asia), LLC, Old Westbury Funds, MAN Long/Short Fund, GLG Investment Series Trust, The Bank of New York Mellon, The Dreyfus Corporation, Laurel Capital Advisors and Bank of New England. In addition to his experience with financial, investment and regulatory matters, Mr. Officer has extensive accounting knowledge through his education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor at his previous positions.

Mr. Michael Gilligan. In addition to his tenure as Director in the Finance Division at Deutsche Bank AG, Mr. Gilligan serves as the Manager, Treasurer and Chief Financial Officer of the Adviser and as the Chief Financial Officer of the Global Passive Asset Management Platform. Therefore, Mr. Gilligan has extensive knowledge of the financial and regulatory framework under which investment companies operate, including with respect to exchange-traded funds.

Committees of the Board of Trustees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those Committees.

Messrs. Byers, Elston and Officer currently serve as members of the Audit Committee. Mr. Elston currently serves as the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls. The Audit Committee met four times during the fiscal year ended May 31, 2017.

Messrs. Byers, Elston and Officer currently serve as members of the Nominating Committee. Mr. Officer currently serves as the Chairman of the Nominating Committee. The Nominating Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from Shareholders. Nominations from Shareholders should be in writing and sent to the Board to the attention of the Chairman of the Nominating Committee, as described below under the caption “Shareholder Communications to the Board.” During the fiscal year ended May 31, 2017, the Nominating Committee did not meet.

Shareholder Communications to the Board. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

The table below sets forth the compensation paid to each Trustee during calendar year 2017:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex
Stephen R. Byers*(1)	$169,500	Not Applicable	Not Applicable	$169,500
George O. Elston*(2)	$154,500	Not Applicable	Not Applicable	$154,500
J. David Officer*	$144,500	Not Applicable	Not Applicable	$144,500
Michael Gilligan	None	Not Applicable	Not Applicable	None

[1]	Includes compensation as Independent Chairman of the Board.
[2]	Includes compensation as Chairman of the Audit Committee.
*	Includes compensation as a member of the Audit Committee.

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Trustee Ownership of Fund Shares. The following table shows the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2017.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES FOR THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Stephen R. Byers	$1-$10,000	Over $100,000
George O. Elston	None	None
J. David Officer	None	None
Michael Gilligan	None	None

Control Persons and Principal Holders of Securities

As of May 2, 2018, the officers and Trustees as a group owned beneficially less than 1% of the shares of the Fund.

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of May 2, 2018, the name and percentage of ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below:

Xtrackers MSCI China A Inclusion Equity ETF:

Name and Address	Percentage Ownership
GOLDMAN SACHS & CO. LLC 30 HUDSON STREET JERSEY CITY, NJ 07302	34.4%

J.P. MORGAN SECURITIES LLC/JPMC 500 STANTON CHRISTIANA ROAD NEWARK, DE 19713	26.0%

CIBC WORLD MARKETS INC./CDS** 161 BAY STREET 10 FL, TORONTO, ON M5J2S8	14.5%

Investment Advisory, Administrative and Distribution Services

Investment Adviser. DBX Advisors LLC, located at 345 Park Avenue, New York, New York 10154, serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Adviser is a Delaware limited liability company and was registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), in August 2010. DBX Advisors LLC was formed in June 2010 and is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”).

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust. The Adviser manages the investment and reinvestment of the Fund’s assets on an ongoing basis under the supervision of the Adviser.

For its services to the Fund during the most recent fiscal year, the Adviser received a 0.70% unitary management fee from the Fund at an annual rate as a percentage of its average daily net assets.*

*	This management fee was charged when the Fund tracked its prior underlying index. Effective June 1, 2018, the Fund’s management fee was reduced to 0.60% of the Fund’s average daily net assets.

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the Investment Advisory Agreement between the Adviser and the Trust (entered into on behalf of the Fund), the Adviser is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees, legal, audit and other services except for the fee payments under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses.

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For the Fund’s last three fiscal years, the management fees payable by the Fund, the reduction, if any, in the amount of the fees paid due to fee waivers and/or expense reimbursements by the Adviser and the net fees paid by the Fund were as follows:

	2016 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid
ASHX	$10,541	$(9,873)	$668

	2017 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid
ASHX	$17,216	$(16,010)	$1,206

Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, selects sub-advisers for the Fund and supervises, monitors and evaluates the performance of each sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser is able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangements with any sub-adviser. The Adviser compensates each sub-adviser out of its management fee.

Potential Conflicts of Interest. The Adviser is owned by the DWS Group, a multinational global financial services firm that is a majority-owned subsidiary of Deutsche Bank AG. Therefore, the Adviser is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Adviser may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Adviser is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Adviser’s advisory clients, including the Fund. The Adviser has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Funds’ Board.

Portfolio Managers. Set forth below is additional information regarding the individuals identified in the Prospectus as primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”).

Mr. Richards is a Director with DWS and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Prior to his current role, Mr. Richards served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, on behalf of an ETF issuer based in New York. At Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. He is currently responsible for the DBXA-managed ETFs as well as oversight of DBXA-sub-advised funds. Mr. Richards earned a BS in Finance from Boston College and is a CFA Charterholder.

Mr. Dwyer is a Director with DWS and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Dwyer was the head of Northern Trust’s International Equity Index ETF and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Mr. Dwyer has a broad range of experience managing developed, emerging, and frontier index mandates, and currency and future overlay portfolios. Prior to joining Northern Trust in 2003, Mr. Dwyer participated in the DWS (formerly, Deutsche Asset Management) graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups. Mr. Dwyer received a BS in Finance from Rutgers University in 2001.

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Mr. Sohrabi is a Vice President with DWS and has served as a Portfolio Manager and quantitative multi-asset strategist in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, Mr. Sohrabi served as a derivatives trader for several institutional asset managers and commodity trading advisors where he developed and managed systematic risk and trading strategies in equities, options, fx and futures. Mr. Sohrabi earned a BA in neurobiology from the University of California, Berkeley, and a Masters of Financial Engineering from the Anderson School of Management at the University of California, Los Angeles and is a CFA charterholder.

Mr. Bassous is a Vice President with DWS and has served as a Portfolio Manager in the Passive Asset Management business since 2017. Prior to joining Deutsche Bank, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management. Mr. Bassous received a BS in Finance from Yeshiva University in 2004.

Ms. Cipolletti is an Associate with DWS. She joined Deutsche Bank through Deutsche Bank’s graduate program and has served as a Junior Portfolio Manager in the Passive Asset Management business since 2015. Prior to joining Deutsche Bank, she served internships at DWS (formerly, Deutsche Asset Management), Deutsche Wealth Management, Private Banking and National Financial Partners. Ms. Cipolletti earned a BA in sustainable development with a focus in economics from Columbia University.

Certain Portfolio Manager Information

The tables below show the number of other accounts managed by each Portfolio Manager and the total assets in the accounts, as of May 31, 2017, except as otherwise noted, in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

For each portfolio manager listed below, the total number of accounts managed is a reflection of all accounts they oversee or manage.

The following table provides information relating to accounts managed by Mr. Richards:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	34	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$14,058	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to accounts managed by Mr. Dwyer:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

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The following table provides information relating to accounts managed by Mr. Sohrabi:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to accounts managed by Mr. Bassous:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to accounts managed by Ms. Cipolletti:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	27	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$13,777	$0	$85
Assets Managed with Performance-Based Fees	$0	$0	$0

Portfolio Manager Ownership of Fund Shares

The following table lists the dollar range (None, $1,-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $501,000-$1,000,000, over $1 million) of Fund shares beneficially owned by the primary portfolio manager(s) as of April 30, 2018 except as otherwise noted.

Primary Portfolio Managers	Fund	Dollar Range of Fund Shares Beneficially Owned
Bryan Richards	—	None
Patrick Dwyer	—	None
Navid Sohrabi	—	None
Shlomo Bassous	—	None
Charlotte Cipolletti	—	None

Portfolio Manager Compensation

The Adviser and its affiliates are part of DWS Group. The brand DWS represents DWS Group and any of the subsidiaries such as the Adviser which offer advisory services. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes fixed pay (base salary) and variable compensation (“VC”), as follows:

•	Fixed Pay (FP) is the key and primary element of compensation and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e., DWS) specifics. FP levels play a significant role in ensuring competitiveness of the Adviser and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.

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•	Variable Compensation (VC) is a discretionary compensation element that enables the Adviser and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting DWS Group’s affordability and the financial situation of Deutsche Bank AG (the “Bank”) and DWS. VC aims to:

o	Recognize that every employee contributes to the DWS Group’s success through the Bank component of VC (Group Component);

o	Reflect individual performance through discretionary individual VC (Individual Component); and

o	Reward outstanding contributions at the junior levels through the discretionary recognition award.

Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both group and individual components may be awarded in shares or share-based instruments and under deferral arrangements.

To evaluate its investment professionals in light of and consistent with the compensation principles set forth above, the Adviser and its affiliates review investment performance for all accounts managed in relation to a Fund’s Underlying Index. When determining total compensation, the Adviser and its affiliates consider a number of quantitative, qualitative and other factors:

•	Quantitative measures (e.g., tracking error, tracking difference and tax efficiency) are utilized to measure performance.

•	Qualitative measures (e.g., adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•	Other factors (e.g., non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of the Adviser and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

DWS Group is currently evaluating its compensation policies and procedures following the recent restructuring of Deutsche Bank’s asset management division.

Potential Conflicts of Interest

Because the Portfolio Managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The Portfolio Managers may manage other portfolios, such as separately-managed accounts, that have a similar investment style as the Fund. However, the portfolios managed by Portfolio Manager may not have portfolio compositions identical to those of the Fund managed by the Portfolio Manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The Portfolio Managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Portfolio Managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for Portfolio Managers does not generally provide incentive to favor one account over another because that part of a Portfolio Manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining a Portfolio Manager’s bonus and there is no formula that is applied to weight the factors listed (see “Certain Portfolio Manager Information” and “Portfolio Manager Compensation”). For additional information regarding potential conflicts of interest faced by the Adviser, see “Investment Advisory, Administrative and Distribution Services – Potential Conflicts of Interest.”

Codes of Ethics. The Trust, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from APs to enable it to form a reasonable belief that it knows the true identity of its APs. This information will be used to verify the identity of APs or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

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Administrator, Custodian and Transfer Agent. The Bank of New York Mellon (“BNYM”) serves as administrator, custodian and transfer agent for the Fund. BNYM’s principal address is 101 Barclay Street, New York, New York 10286. Pursuant to the Fund Administration and Accounting Agreement with the Trust, BNYM provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund (the “Administrator”). In addition, BNYM makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custody Agreement with the Trust, BNYM maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services (the “Custodian”). BNYM is required, upon the order of the Trust, to deliver securities held by BNYM and to make payments for securities purchased by the Trust for the Fund. Also, pursuant to the Custody Agreement, BNYM is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYM acts as a transfer agent (the “Transfer Agent”) for the Fund’s authorized and issued Shares of beneficial interest and as the dividend disbursing agent of the Trust. As compensation for these services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly the Adviser from its management fee.

All of the Fund’s assets in the PRC, including onshore PRC cash deposits and its onshore A-Shares portfolio, will be held by the Custodian through the PRC Custodian. The PRC Custodian serves as such pursuant to an agreement between the Adviser and the PRC Custodian. The PRC Custodian, however, also provides foreign sub-custodial services to the Fund in its capacity as a sub-custodian of BNYM. A Securities account shall be opened with CSDCC in the joint names of the Adviser and the Fund. An RMB cash account will also be established and maintained with the PRC Custodian in the joint names of the Adviser and the Fund. The PRC Custodian will, in turn, have a cash clearing account with CSDCC for trade settlement according to applicable regulations.

Bank of China (Hong Kong) Limited will serve as the Fund’s Renminbi clearing bank for purposes of converting the Fund’s assets from U.S. dollars to RMB (CNY) and remitting RMB funds into the PRC. Currently the Bank of China (Hong Kong) Limited is the only RMB clearing bank for offshore RMB in Hong Kong. A RMB clearing bank is an offshore bank that can obtain RMB funding from the PBOC to square the net RMB positions of other participating banks. In February 2004, Bank of China (Hong Kong) Limited launched its RMB clearing services following its appointment by the PBOC. Remittance of RMB funds into China may be dependent on the operational systems developed by the Bank of China (Hong Kong) Limited for such purposes, and there is no assurance that there will not be delays in remittance.

Distributor. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of the Fund. The Distribution Agreement continues for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Fund’s Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Fund’s Prospectus and, upon request, the SAI to APs purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund Shares. Such Soliciting Dealers must also be APs (as defined below).

The Adviser may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. The Adviser currently pays the Distributor, from the Adviser’s own resources for such purposes.

The Adviser and/or its subsidiaries or affiliates (“Xtrackers Entities”) may pay certain affiliated and unaffiliated broker-dealers and other financial intermediaries (“Intermediaries”) for certain marketing activities related to the Fund or other funds advised by the Adviser or its affiliates (“Xtrackers Funds”) (with such payments being “Payments”). Any Payments made by Xtrackers Entities will be made from their own assets and not from the assets of the Fund. Although a portion of Xtrackers Entities’ revenue comes directly or indirectly in part from fees paid by the Fund and other Xtrackers Funds, Payments do not increase the price paid by investors for

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the purchase of shares of, or the cost of owning, the Fund or other Xtrackers Funds. Xtrackers Entities may make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems (“Education Costs”). Xtrackers Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to other Xtrackers Funds or exchange-traded funds in general (“Publishing Costs”). In addition, Xtrackers Entities may make Payments to Intermediaries that make shares of the Fund and certain other Xtrackers Funds available to their clients or for otherwise promoting the Fund and other Xtrackers Funds. Payments of this type are sometimes referred to as revenue-sharing payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other Xtrackers Funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

Xtrackers Entities may determine to make Payments based on any number of metrics. For example, Xtrackers Entities may make Payments at year end or other intervals in a fixed amount, based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Xtrackers Funds in a year or other period, any of which arrangements may include an agreed upon minimum or maximum payment, or any combination of the foregoing. Any payments made by the Xtrackers Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Fund or other Xtrackers Funds.

Certain Xtrackers Entities have established a revenue sharing arrangement with Charles Schwab & Co., Inc. (“Schwab”). Under this arrangement, Schwab has agreed not to charge its customers any trading commissions when those customers purchase or sell shares of the Funds online. In addition, Schwab will promote the availability of commission-free ETF trading to its customers.

Brokerage Transactions

The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, the Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s Shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Consistent with Section 28(e) of the 1934 Act, as amended, and interpretations thereunder, the Adviser may cause the Fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services and products if the Adviser determines in good faith that the commission is reasonable in relation to the services and products utilized. In addition to agency transactions, the Adviser may receive brokerage or research services and products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services and products may include but are not limited to: economic, industry, or company research reports or investment recommendations; subscriptions to certain financial publications; market data such as stock quotes, last sale prices, trading volumes and similar data; databases and software, including, but not limited to, quantitative analytical software; and products and services that assist in effecting transactions and functions incidental thereto, including services of third-party computer systems directly related to brokerage activities and routing settlement instructions. The Adviser may use brokerage or research services and products furnished by brokers, dealers or service providers in servicing all client accounts, and not all services and products may necessarily be used in connection with the account that paid the commissions or spreads to the broker or dealer.

The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Adviser manages or advises and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower

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transaction costs will be beneficial to the Fund. The Adviser may deal, trade and invest for their own account in the types of securities in which the Fund may invest. The Adviser may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with the Adviser, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year as well as within a year. High turnover rates may result in comparatively greater brokerage expenses and higher taxes (if you are investing in a taxable account). The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

Brokerage commissions for the last two fiscal years are shown in the table below:

2016 Fiscal Year
Xtrackers MSCI China A Inclusion Equity ETF	$1,702

2017 Fiscal Year
Xtrackers MSCI China A Inclusion Equity ETF	$103

The Fund experienced decreased aggregate brokerage commissions in 2017 due to a decrease in total assets as well as a decrease in subscription and redemption activity.

Additional Information Concerning the Trust

Shares. The Trust currently is comprised of 37 operational separate investment series or portfolios called funds. Each series issues Shares of common stock, no par value. The Trust issues Shares of beneficial interest in the Fund with no par value. The Board may designate additional funds.

Each Share issued by the Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. Each Share has one vote with respect to matters upon which the Shareholder is entitled to vote. In any matter submitted to Shareholders for a vote, the Fund shall hold a separate vote, provided that Shareholders of all affected Funds will vote together when: (1) required by the 1940 Act or (2) the Trustees determine that the matter affects the interests of more than one Fund. Under Delaware law, the Trust is not required to hold an annual meeting of Shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of Shareholders unless required to do so under the 1940 Act. All Shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the Shareholders.

Following the creation of the initial Creation Unit(s) of Shares of a fund and immediately prior to the commencement of trading in the fund’s Shares, a holder of Shares may be a “control person” of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more Shareholders may remain a control person of the fund.

Shareholders may make inquiries by writing to DBX ETF Trust, c/o the Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, by email by writing to dbxquestions@list.db.com or by telephone by calling 1-855-329-3837 or 1-855-DBX-ETFS (toll free).

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or the Fund entitled to vote on termination. Although the Shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of Shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the Shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

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DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. The Fund reserves the right to limit or suspend the issuance of Creation Units from time to time, including in the event the Fund is unable to obtain adequate exposure to the performance of the Underlying Index as described in the Fund’s Prospectus. A Creation Unit for the Fund consists of 50,000 shares.

The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of the Fund of the Trust, and to make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is any day on which the Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Exchange observes the following holidays, as observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Fund Deposit. Due to various legal and operational constraints in China, the principal consideration for the purchase of a Creation Unit of the Fund is cash. To the extent the Fund permits in-kind consideration for the purchase of a Creation Unit of the Fund, the principal consideration generally consists of the in-kind deposit of a designated portfolio of securities (i.e., the Deposit Securities), which constitutes an optimized representation of the securities of the Fund’s Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the AP purchasing a Creation Unit.

The Adviser makes available through the NSCC on each Business Day, prior to the opening of business on the Exchange, the list of names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number of Shares of the Deposit Securities pursuant to changes in composition of the Fund’s portfolio and changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.

The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the AP (as described below) would be restricted under applicable securities laws or where the delivery of the Deposit Security to the AP would result in the disposition of the Deposit Security by the AP becoming restricted under applicable securities laws, or in certain other situations. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index, or resulting from stock splits and other corporate actions.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an authorized participant, or an “AP”), which agreement has also been accepted by the Transfer Agent. Such AP will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The AP may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs must make appropriate arrangements with an AP. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. As a result, purchase orders placed through an AP may result in additional charges to such investor. The Trust does not expect the Distributor to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current APs may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit, an AP must submit an irrevocable order to purchase Shares of the Fund in accordance with the Authorized Participant Agreement. If accepted by the Distributor, the Transfer Agent will notify the Adviser and the Custodian of such order. If applicable, the Custodian will then provide such information to the appropriate sub-custodian. The Custodian shall cause the sub-custodian to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the applicable securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities located outside the United States must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The AP must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the

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issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.

Investors should be aware that an AP may require orders for purchases of Shares placed with it to be in the particular form required by the individual AP.

Timing of Submission of Purchase Orders. An AP must submit an irrevocable purchase order before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. The AP must transmit the purchase order in the form required by the Trust to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Orders to create Shares of the Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the markets in the relevant foreign market are closed may not be accepted. The Distributor in its discretion may permit the submission of such orders and requests by or through an AP at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Transfer Agent’s proprietary website maintained for this purpose provided such submission is permissible pursuant to the terms of the applicable Authorized Participant Agreement. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Trust’s standard cut-off times as provided in the Authorized Participant Agreement.

Acceptance of Orders for Creation Unit. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the Shares, the Trust will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the AP that placed the order.

The Trust reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor in respect of the Fund if (i) the order is not in proper form; (ii) the investor(s) upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of Shares specified by the Adviser, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) circumstances outside the control of the Trust, the Distributor and the Adviser make it impracticable to process purchase orders. The Trust shall notify a prospective purchaser of a Creation Unit and/or the AP acting on behalf of such purchaser of its rejection of such order. The Trust, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. An investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities.

To the extent in-kind creations are effected for the Fund, except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+2 basis” (i.e., two Business Days after trade date).

To the extent contemplated by an AP’s agreement with the Distributor, the Trust will issue Creation Units to such AP notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such AP’s delivery and maintenance of collateral having a value at least equal to 115%, which the Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the AP may be invested at the risk of the AP, and income, if any, on invested cash collateral will be paid to that

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AP. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, APs may create and redeem Creation Units on the same trade date and in these instances, the Trust reserves the right to settle these transactions on a net basis or require a representation from the APs that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction. Certain fees or costs associated with creation transactions may be waived in certain circumstances.

The following table sets forth the Fund’s standard creation transaction fee:

Fund	Standard Creation Transaction Fee
Xtrackers MSCI China A Inclusion Equity ETF	$$3,200

Redemption of Creation Units. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. In addition, APs must transmit requests for redemption in the form required by the Trust and the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Beneficial Owners also may sell Shares in the secondary market but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Redemptions are effected principally for cash. The Fund may borrow money for purposes of facilitating redemptions. See “Investment Strategies and Risks - General Considerations and Risks - Borrowing Risk.” Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Redemption Transaction Fee. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transactions (including when the Trust substitutes cash for some or all of the Fund Securities), up to a maximum of 2% of the amount redeemed (including the standard redemption fee set forth below). The standard redemption transaction fees are set forth below. To the extent the Fund redeems in-kind, APs will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with redemption transactions may be waived in certain circumstances.

The following table sets forth the Fund’s standard redemption transaction fee:

Fund	Standard Redemption Transaction Fee
Xtrackers MSCI China A Inclusion Equity ETF	$$3,200

The maximum redemption fee, as a percentage of the amount redeemed, is 2%. Redemption requests for Creation Units of the Fund must be submitted by or through an AP. The AP must transmit the request for redemption in the form required by the Trust or the transfer agent in accordance with procedures set forth in the Authorized Participant Agreement. An AP must submit an irrevocable redemption request before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. The AP must transmit the request for redemption in the form required by the Trust and the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors other than through APs are responsible for making arrangements for a redemption request to be made through an AP. The Distributor will provide a list of current APs upon request.

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Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Fund caps the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by the Fund’s remaining shareholders.

Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker though an AP who has executed an Authorized Participant Agreement in effect. At any time, there may be only a limited number of broker-dealers that have an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In the case of custom redemptions, the order must be received no later than 3:00 p.m., Eastern time. Investors other than through APs are responsible for making arrangements for a redemption request to be made through an AP. The Distributor will provide a list of current APs upon request.

A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Trust is received from the AP on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of Shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the Shares.

Upon receiving a redemption request, the Transfer Agent shall notify the Trust of such redemption request. The tender of an investor’s Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant AP to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the AP submitting the redemption request.

Redemption proceeds will be paid to the AP redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except as noted below).

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

In the case of in-kind redemptions, a redeeming Beneficial Owner or AP acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered. If neither the redeeming Beneficial Owner nor the AP acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities of the Fund). Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

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An AP submitting a redemption request is deemed to represent to the Trust that it is in compliance with the requirements set forth in the Authorized Participant Agreement. The Trust reserves the right to verify this representation at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the AP, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Taxation on Creation and Redemptions of Creation Units. Current federal tax laws dictate that any capital gain or loss realized from the redemption of Creation Units will generally be treated as long-term capital gain or loss if the AP holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less.

The Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gain with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains).

Taxes

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Taxes.” The following summary of certain relevant tax provisions is as of the date of this SAI and is subject to change.

Regulated Investment Company Qualification. The Fund intends to qualify for treatment each year as a separate RIC under Subchapter M of the Code. To qualify for treatment as a RIC, the Fund must annually distribute at least the sum of 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and 90% of its net tax-exempt interest income and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of any one issuer, or two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the test described in (i) above only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

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Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Fund’s investments in partnerships, if any, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of Regulated Investment Companies. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its Shareholders, provided that it satisfies the minimum distribution requirement described above. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its Shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to qualify for treatment as a RIC for a taxable year, and the relief provisions are not available, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to Shareholders, and such distributions generally will be taxable to Shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate Shareholders generally should be eligible for the dividends received deduction. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify as a RIC in a subsequent year. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.

If the Fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, the Fund may be unable to satisfy the minimum distribution requirement described above.

Excise Tax. The Fund will be subject to a nondeductible 4% excise tax on certain undistributed income if it does not generally distribute to its Shareholders in each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections) plus (ii) 98.2% of its capital gain net income (reduced by certain ordinary losses) for the 12 months ended October 31 of such year. For this purpose, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

If the Fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, the Fund may be unable to avoid the excise tax.

Fund Losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. These losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.

Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the Code as received by the Shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to Shareholders of record on a specified date in such a month shall be deemed to have been received by each Shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its Shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its Shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate Shares of the undistributed amount, (b) will be entitled to credit their proportionate Shares of the U.S. federal income tax paid by the Fund on the undistributed

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amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata Share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in Shares and regardless of how long a Shareholder has held Shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each Shareholder, be treated as a tax-free return of capital to the extent of a Shareholder’s basis in Shares of the Fund, and as a capital gain thereafter (if the Shareholder holds Shares of the Fund as capital assets).

Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and Shareholders may receive dividends in an earlier year than would otherwise be the case.

Qualified Dividend Income. Qualified dividend income is generally taxable to non-corporate shareholders at reduced rates. In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income is, in general, dividend income from taxable U.S. corporations and certain non-U.S. corporations that are not “passive foreign investment companies” and that are incorporated in possessions of the U.S. or in certain countries with comprehensive tax treaties with the U.S. The United States has a comprehensive income tax treaty with China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes). If 95% or more of the Fund’s gross income (excluding gains attributable to the sale of stock and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) is attributable to qualified dividend income received by the Fund, then the Fund may report all distributions of such income as qualified dividend income.

A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the Shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. Dividends received by the Fund from another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such other RIC.

If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the Shares are held by the borrower) as qualified dividend income. If you enter into a short sale with respect to Shares of the Fund, substitute payments made to the lender of such Shares may not be deductible. Shareholders considering a securities loan or short sale should consult their financial intermediaries or tax advisors.

Sales of Shares. Upon the sale or exchange of Shares of the Fund, a Shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the Shareholder’s basis in Shares of the Fund. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder’s hands and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of the Fund Share held by the Shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the Shareholder with respect to such Share.

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Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Back-Up Withholding. In certain cases, the Fund will be required to withhold (as “backup withholding”) (currently at a rate of 24%) from any distributions paid to a Shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such Shareholder is not subject to back-up withholding; or (iv) has not certified that such Shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a Shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of the Fund, has the right to reject an order for a purchase of Shares of the Fund if the purchaser (or a group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its Shareholders. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Corporate Dividends Received Deduction. The Fund does not expect dividends that are paid to its corporate Shareholders to be eligible, in the hands of such Shareholders, for the dividends received deduction.

Taxation of Certain Investments. The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options, futures contracts and forward contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

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Excess Inclusion Income. Under current law, the Fund serves to block unrelated business taxable income from being realized by their tax-exempt Shareholders. Notwithstanding the foregoing, a tax-exempt Shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt Shareholder within the meaning of Code Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund Shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those Shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. Shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund Shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Non-U.S. Investments. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a currency other than the Fund’s “functional currency” and the time the Fund actually collects such income or receivables or pays such expenses or liabilities are generally treated as ordinary income or ordinary loss. In general, assuming the Fund’s functional currency for U.S. federal income tax purposes is the U.S. dollar, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise. The Fund (or a “qualified business unit” of the Fund) may instead treat the RMB as its functional currency. Under those circumstances, the Fund generally would not be expected to recognize gains or losses on its RMB-denominated securities based on the value of the RMB relative to the U.S. dollar, but the Fund may recognize Section 988 gain (or loss) based on fluctuations in the value of the RMB relative to the U.S. dollar between the acquisition and disposition dates of U.S. currency, between the date on which the Fund dividend is declared and the date on which it is paid, and potentially in connection with Fund redemptions.

Income received by the Fund from sources within foreign countries (including, for example, interest and dividends on securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. In the case of PRC issuers, gain on the sale of shares may also be subject to foreign tax. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

The Fund may be subject to non-U.S. income taxes withheld at the source. The Fund, if more than 50% of the value of its total assets at the close of its taxable year consists of securities of foreign corporations, may elect to “pass through” to its Shareholders the amount of non-U.S. income taxes paid by the Fund provided that both the Fund and the investor satisfy certain holding period requirements, with the result that each investor at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, Shareholders must treat as non-U.S. source gross income (i) their proportionate Shares of non-U.S. taxes paid by the Fund; and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed.

Passive Foreign Investment Companies. If the Fund holds Shares in “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such Shares even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

The Fund may be eligible to elect to treat the PFIC as a “qualified electing fund” under the Code, in which case, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

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Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of Shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Reporting. If a Shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, Shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each Shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. Shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Non-U.S. investors considering buying Shares just prior to a distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distributions, such distribution may nevertheless be subject to U.S. withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. Shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Shareholder were a U.S. Shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. Shareholder who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. Shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses or upon the sale or other disposition of Shares of the Fund.

Under an exemption recently made permanent by Congress, properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Shares of the Fund held by a non-U.S. Shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

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The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

PRC Taxation. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Since the respective inception of Shanghai Connect and Shenzhen Connect, foreign investors (including the Fund) investing in A-Shares listed on the SSE through Shanghai Connect and those listed on the SZSE through Shenzhen Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority.

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of the Fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes could have a material adverse effect on the Fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and their shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or an RQFII), the Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the Fund’s return could be substantial. The Fund will be liable to the Adviser and/or a sub-adviser for any Chinese tax that is imposed on the Adviser and/or the sub-adviser with respect to the Fund’s investments.

Ministry of Finance announced that, effective November 17, 2014, the PRC corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of the Fund for obligations of an RQFII. The PRC tax authorities are not currently enforcing the collection of withholding tax on capital gains, and at present such taxes likely will not be collected through withholding. However, the tax authorities may at any time begin to seek collection of such taxes, including, potentially, on a retrospective basis without prior warning. If such taxes are collected from the Adviser and/or a sub-adviser, with respect to investments that it holds on the Fund’s behalf, the Adviser and/or the sub-adviserwill pass the liability on to the Fund.

The sale or other transfer by the Adviser of A-Shares or B-Shares will be subject to PRC Stamp Duty at a rate of 0.1% on the transacted value. The Adviser will not be subject to PRC Stamp Duty when it acquires A-Shares and B-Shares.

It is also unclear how China’s business tax may apply to activities of an RQFII and how such application may be affected by tax treaty provisions.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders. The applicability of reduced treaty rates of withholding in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain.

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If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the Fund’s return could be substantial. The Fund will be liable to the Adviser and/or a sub-adviser for any Chinese tax that is imposed on the Adviser and/or the sub-adviser with respect to the Fund’s investments.

Miscellaneous Information

Counsel. Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust.

Independent Trustee Legal Counsel. K&L Gates LLP, located at 1601 K Street, NW, Washington, DC 20006, is counsel to the Independent Trustees.

Independent Registered Public Accounting Firm. Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the Trust’s independent registered public accounting firm, audits the Fund’s financial statements and may perform other services.

Financial Statements

The audited financial statements included in the Annual Report to shareholders as of May 31, 2017, including the financial highlights, accompanying notes and report appearing therein of Ernst & Young, LLP, the Trust’s independent registered public accounting firm are incorporated by reference into this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 1-855-329-3837 (1-855-DBX-ETFS) during normal business hours.

License Agreement and Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD-PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

44

NO PURCHASER, SELLER OR HOLDER OF THIS FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.

The Adviser makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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APPENDIX A

PROXY VOTING POLICY AND GUIDELINES – DWS

1.	Introduction

DWS has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – DWS (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, DWS’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide DWS with a comprehensive list of recommendations that represent how DWS will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various DWS legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various DWS legal entities allows, where necessary or appropriate, the execution by individual DWS subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these DWS legal entities.

2.	DWS’s Proxy Voting Responsibilities

Proxy votes are the property of DWS’s advisory clients.2 As such, DWS’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. DWS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes DWS’s advisory clients’ proxies in accordance with DWS’s proxy guidelines or DWS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DWS will notify ISS to carry out those instructions. Where no specific instruction exists, DWS will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct DWS to have ISS vote their proxies in accordance with Taft-Hartley Voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify DWS that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and DWS determines that a proxy vote (or other shareholder action) is materially important to the client’s account, DWS may request, on a best efforts basis, that the agent recall the security prior to the record date to allow DWS to vote the securities.

3.	Policies

3.1.	Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

DWS has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DWS in good faith after appropriate review.

3.2.	The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee is an internal working group established by the applicable DWS’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing DWS’s proxy voting activities, including:

•	Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how DWS will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

[2]	For purposes of this document, “clients” refers to persons or entities: (i) for which DWS serves as investment adviser or sub-adviser; (ii) for which DWS votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

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•	Voting proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of DWS’s clients; and

•	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).

DWS’s Proxy Vendor Oversight, a function of DWS’s Operations Group, is responsible for coordinating with ISS to administer DWS’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.3.	Availability of Proxy Voting Policies and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at DWS’s discretion. Clients may also obtain information on how their proxies were voted by DWS as required by law and otherwise at DWS’s discretion. Note, however, that DWS must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 5 below), if so required by relevant law.

4.	Procedures

The key aspects of DWS’s proxy voting process are delineated below.

4.1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of DWS’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 4.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which DWS votes investment company proxies may differ from proposals for which a DWS-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

4.2.	Specific Proxy Voting Decisions Made by the GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

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Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.3

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavours to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

4.3.	Certain Proxy Votes May Not Be Cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, DWS will abstain from voting:

➢	Neither the Guidelines nor specific client instructions cover an issue;

➢	ISS does not make a recommendation on the issue; and

➢	The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is DWS’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.4.	Conflict of Interest Procedures

4.4.1.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,4 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DWS’s clients.5

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight

[3]	Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. DWS Portfolio Managers, DWS Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to DWS portfolio managers and DWS research analysts.
[4]	As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; (ii) where the Guidelines specify that an issue is to be determined on a case-by-case basis; or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.
[5]

Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

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are employees of DWS. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of DWS without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DWS (and within DWS only on a need to know basis).

Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee” within DWS monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DWS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) DWS client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) DWS has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.

If notified that DWS has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any DWS employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client, has: (i) requested that DWS, Proxy Vendor Oversight (or any member thereof), or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence DWS, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC” (i) whether anyone should be recused from the proxy voting process or (ii) whether DWS should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

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Duty to Report. Any DWS employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client to influence how DWS votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

4.4.2.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DWS to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DWS will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Deutsche Central Cash Management Government Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the Deutsche Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

4.4.3.	Other Procedures that Limit Conflicts of Interest

DWS and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

➢	Code of Business Conduct and Ethics – DB Group;

➢	Conflicts of Interest Policy – DB Group;

➢	Information Sharing Procedures – DWS, GTB & CB&S;

➢	Code of Ethics –DWS; and

➢	Code of Professional Conduct – US.

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The GPVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the GPVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with this Section. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating the procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).

5.	Recordkeeping

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

➢	DWS will maintain a record of each proxy vote cast by DWS that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.

➢	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

◾	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;

◾	Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;

◾	Analyst worksheets created for stock option plan and share increase analyses; and

◾	Proxy Edge print-screen of actual vote election.

➢	DWS will: (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

➢	The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

➢	With respect to DWS’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. DWS will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):

◾	The name of the issuer of the portfolio security;

◾	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

◾	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);

◾	The shareholder meeting date;

◾	A brief identification of the matter voted on;

◾	Whether the matter was proposed by the issuer or by a security holder;

◾	Whether the company cast its vote on the matter;

◾	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

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◾	Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Archiving and Record Retention Policy – Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate DWS office.

6.	The GPVSC’s Oversight Role

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.

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Attachment A – Global Proxy Voting Guidelines

DWS

Global Proxy Voting Guidelines

As Amended February 2018

[GRAPHIC OMITTED]

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These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives

A.	Election of Directors

Routine: DWS Policy is to vote “For” the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders, taking into account the following additional factors:

-	Accountability to shareholders and transparency of governance practices

-	Responsiveness to investor input and shareholder vote

-	Composition of the board with Directors adding value through skills, expertise and time commitment

-	Independence from management

Regarding independence: Vote against or withhold from non-independent Directors when:

➢	The board consists of 50% or less independent Directors;

➢	The non-independent Director is part of the audit, compensation or nominating committee;

➢	The company has not appointed an audit, compensation or nominating committee.

DWS will classify Directors as non-independent when:

1.	For executive Directors:

➢	Current employee of the company or one of its affiliates.

2.	For non-executive Directors:

➢	Significant ownership (beneficial owner of more than 50% of the company’s voting power)

➢	Former CEO of the company or of an acquired company within the past five years.

➢	Former officer of the company, an affiliate or an acquired firm within the past five years.

➢	Immediate family member of a current or former officer of the company or its affiliates within the last five years

➢	Currently provides (or an immediate family member provides) professional services to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. Where applicable, DWS will consider the recommendations of ISS along with various factors, including the following:

➢	Long-term financial performance of the company relative to its industry;

➢	Management’s track record;

➢	Background to the contested election;

➢	Nominee qualifications and any compensatory arrangements;

➢	Strategic plan of dissident slate and quality of the critique against management;

➢	Likelihood that the proposed goals and objectives can be achieved (both slates); and

➢	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, DWS policy is to vote case-by-case considering any applicable factors listed above, including additional factors and any recommendations of a third party proxy research vendor, currently ISS, which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

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Rationale: The large majority of corporate Directors fulfill their fiduciary obligation and in most cases support for Management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

DWS policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

DWS policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.

2.	“For” proposals that require all members of a company’s compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.

4.	“For” separation of the Chairman and CEO positions.

5.	Generally “For” proposals that require a company to appoint a Chairman who is an independent Director, taking into account the following factors:

➢	Whether the proposal is binding and whether it requires an immediate change.

➢	Whether the current board has an existing executive or non-independent chair or there was a recent combination of the CEO and chair roles.

➢	Whether the governance structure ensures a sufficient board and committee independence, a balance of board and CEO tenure.

➢	Whether the company has poor governance practices (such as compensation, poor risk oversight, or any actions which harmed or have the potential to harm the interests of the shareholders).

➢	Whether the company is demonstrating poor performance (as per the assessment and recommendation of ISS).

Rationale: Board independence is a cornerstone of effective governance and accountability. A Board that is sufficiently independent from Management assures that shareholders’ interests are adequately represented.

No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the company).

Whether a Director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

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D.	Liability and Indemnification of Directors

DWS policy is to vote on a case-by-case basis on Management proposals to limit Directors’ liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors’ liability would affect shareholders’ interests in pending litigation, in which case, DWS would vote “Against”.

Rationale: While shareholders want Directors and officers to be responsible for their actions, it may not be in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualification of Directors

DWS policy is to follow Management’s recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.

Rationale: As a general rule, the Board of Directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

DWS policy is to vote “Against” proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.

Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud, or misappropriation of corporate assets, limiting shareholders’ ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.

G.	Proposals to Fix the Size of the Board

DWS policy is to vote:

1.	“For” proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing Management to fix the size of the Board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its Board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

DWS policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than two outside Boards of Directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Establish Audit Committees

DWS policy is to vote “For” proposals that require the establishment of Audit Committees.

Rationale: The Audit Committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

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II.	Capital Structure

A.	Authorization of Additional Shares

DWS policy is to vote “For” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock

DWS policy is to vote:

1.	“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion, and other rights for the shares issued.

C.	Stock Splits/Reverse Stock Splits

DWS policy is to vote “For” stock splits if a legitimate business purpose is set forth and the split is in the shareholders’ best interests. A vote is cast “For” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class/Supervoting Stock

DWS policy is to vote “Against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance

DWS policy is to address large block issuances of stock on a case-by-case basis based on the nature of the issuance, considering various factors including recommendation of ISS subject to review by the GPVSC as set forth in the guidelines.

For general Issuances, in general DWS policy is to:

i.	vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands); and

ii.	vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

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For French companies, DWS policy is to:

➢	Vote for general issuance requests with pre-emptive rights, or without pre-emptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

➢	Generally vote for general authorities to issue shares without pre-emptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.

For specific issuances, in general DWS policy is to:

Vote on a case-by-case basis on all requests, with or without pre-emptive rights, incorporating where applicable the recommendation of ISS.

Additionally, DWS supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

DWS policy is to vote “For” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the Board and/or Management if there is no adverse effect on shareholders.

G.	Share Repurchases

DWS policy is to vote “For” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

DWS policy is to vote “For” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues

A.	Confidential Voting

DWS policy is to vote “For” proposals to provide for confidential voting and independent tabulation of voting results and to vote “Against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.

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B.	Cumulative Voting

DWS policy is to vote “Against” shareholder proposals requesting cumulative voting and “For” Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “Against” cumulative voting and “For” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index;

b)	All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock; and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

DWS policy is to vote “Against” Management proposals to require a supermajority vote to amend the charter or bylaws and to vote “For” shareholder proposals to modify or rescind existing supermajority requirements.

*	Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

DWS policy is to vote “Against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. DWS policy is to vote “For” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to Management or affect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans or similar stock-based incentive compensation schemes, as set forth below.

A.	Executive and Director Stock Option Plans

DWS policy is to vote “For” stock option plans that meet the following criteria:

1.	The resulting dilution of existing shares is less than: (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).

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2.	The transfer of equity resulting from granting options at less than fair market value (“FMV”) is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.

3.	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.

4.	The plan does not grant options on super-voting stock.

DWS will support performance-based option proposals as long as: (a) they do not mandate that all options granted by the company must be performance based; and (b) only certain high-level executives are subject to receive the performance based options.

DWS will support proposals to eliminate the payment of outside Director Pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders’ voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

B.	Employee Stock Option / Purchase Plans

DWS policy is to vote “For” employee stock purchase plans (“ESPPs”) when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.

DWS policy is to vote “For” employee stock option plans (“ESOPs”) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director Option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

C.	Golden Parachutes

DWS policy is to vote “For” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. DWS policy is to vote on a case-by-case basis regarding more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DWS considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

D.	Proposals to Limit Benefits or Executive Compensation

DWS policy is to vote “Against”:

1.	Proposals to limit benefits, pensions or compensation; and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (“SEC”) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

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E.	Shareholder Proposals Concerning “Pay for Superior Performance”

DWS policy is to address pay for superior performance proposals on a case-by-case basis, subject to review by the GPVSC as set forth in DWS’s Proxy Voting Policy and Guidelines, based on recommendation by ISS and in consideration of the following factors:

➢	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

➢	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

➢	Can shareholders assess the correlation between pay and performance based on the current disclosure?

➢	What type of industry and stage of business cycle does the company belong to?

These proposals generally include the following principles:

➢	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

➢	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

➢	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

➢	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

➢	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Rationale: While DWS agrees that compensation issues are better left to the discretion of Management, there remains the need to monitor for excessive and problematic compensation practices on a case-by-case basis. If, after a review of the ISS metrics, DWS is comfortable with ISS’s applying this calculation DWS will vote according to ISS recommendation.

F.	Executive Compensation Advisory

DWS policy is to support management or shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (“NEOs”) on an annual basis “say on pay”).

Rationale: DWS believes that controls exist within senior Management and corporate compensation committees, ensuring fair compensation to executives. However, an annual advisory vote represents a good opportunity for shareholders to have a transparent and clear exchange of views with the company of the executive compensation structures.

G.	Advisory Votes on Executive Compensation

DWS policy is to vote on a case-by-case basis on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation, including recommendations by ISS where applicable, subject to review by the GPVSC as set forth in DWS’s Proxy Voting Policy and Guidelines.

DWS policy is to vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

➢	There is a significant misalignment between CEO pay and company performance (pay for performance);

➢	The company maintains significant problematic pay practices;

➢	The board exhibits a significant level of poor communication and responsiveness to shareholders.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

DWS will consider the pay-for-performance analysis conducted annually by an independent third party, currently ISS, to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices, DWS considers the following based on ISS’ analysis:

1.	Peer Group Alignment:

➢	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

➢	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, DWS may consider any of the following qualitative factors as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

➢	The ratio of performance- to time-based equity awards;

➢	The overall ratio of performance-based compensation;

➢	The completeness of disclosure and rigor of performance goals;

➢	The company’s peer group benchmarking practices;

➢	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

➢	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

➢	Realizable pay compared to grant pay; and

➢	Any other factors deemed relevant.

Problematic Pay Practices

DWS’s policy is to defer to ISS’ recommendation regarding executive compensation practices that contravene the global pay principles considered by ISS in evaluating executive pay and practices, including:

➢	Problematic practices related to non-performance-based compensation elements;

➢	Incentives that may motivate excessive risk-taking; and

➢	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

DWS’s policy is, in general, to evaluate pay elements that are not directly based on performance on a case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. DWS will defer to ISS’ analysis of specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in DWS’s overall consideration and may result in adverse vote recommendations:

➢	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

➢	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

➢	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups);

➢	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

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Incentives that may Motivate Excessive Risk-Taking

➢	Multi-year guaranteed bonuses;

➢	A single or common performance metric used for short- and long-term plans;

➢	Lucrative severance packages;

➢	High pay opportunities relative to industry peers;

➢	Disproportionate supplemental pensions; or

➢	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

DWS’s policy is to examine the following factors case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

➢	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

➢	Duration of options backdating;

➢	Size of restatement due to options backdating;

➢	Corrective actions taken by the board or compensation committee, such as cancelling or re-pricing backdated options, the recouping of option gains on backdated grants; and

➢	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

DWS may rely on ISS’s analysis of the foregoing and may defer to ISS’s recommendation subject to review by the GPVSC.

Rationale: While DWS agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive or problematic compensation practices exist.

H.	Frequency of Advisory Vote on Executive Compensation

DWS policy is to vote “For” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Rationale: DWS believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.	Anti-Takeover Related Issues

A.	Shareholder Rights Plans (“Poison Pills”)

DWS policy is to vote “For” proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote “Against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

DWS policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:

1.	Differences in state law between the existing state of incorporation and the proposed state of incorporation; and

2.	Differences between the existing and the proposed charter / bylaws / articles of incorporation and their effect on shareholder rights.

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If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

DWS policy is to vote “For” Management fair-price proposals, provided that:

1.	The proposal applies only to two-tier offers;

2.	The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company’s shares;

3.	The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and

4.	The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast “For” shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from State Takeover Laws

DWS policy is to vote “For” shareholder proposals to opt out of state takeover laws and to vote “Against” Management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-Financial Effects of Takeover Bids

Policy is to vote “Against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DWS’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings, and recapitalizations) are performed on a case-by-case basis, including consideration of ISS’s analysis and recommendations where applicable, subject to review by the GPVSC. DWS policy is to review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

➢	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

➢	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

➢	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

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➢	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

➢	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

➢	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Additional resources including portfolio management and research analysts may be considered as set forth in DWS’s policies and procedures.

VII.	Environmental, Social, and Governance Issues

Environmental, social, and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.	Principles for Responsible Investment

DWS policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, DWS: (a) votes “For” increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, on other votes related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes, and through time).

B.	ESG Issues

DWS policy will also consider the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Principles and the recommendations on social and sustainability issues not specifically addressed elsewhere in these Guidelines. DWS may consider ISS to identify shareholder proposals addressing CERES Principles and may have proxies voted in accordance with ISS’ predetermined voting guidelines on CERES Principles. DWS policy is to generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. DWS policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, DWS will consider the recommendation of ISS along with various other factors including:

➢	Whether the proposal itself is well framed and reasonable;

➢	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

➢	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

➢	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

➢	Whether the subject of the proposal is best left to the discretion of the board;

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➢	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;

➢	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;

➢	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;

➢	If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;

➢	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, DWS policy supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations, based on ISS’ analysis and recommendation. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. DWS policy is to closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. DWS policy supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

Rationale: DWS supports CERES and as such generally considers the CERES recommendation, but will vote on a case-by-case basis.

VIII.	Miscellaneous Items

A.	Ratification of Auditors

DWS policy is to vote “For”: (a) the Management recommended selection of auditors; and (b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for Management’s nomination is warranted.

B.	Limitation of Non-Audit Services Provided by Independent Auditor

DWS policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company’s independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DWS supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit Firm Rotation

DWS policy is to vote against proposals seeking audit firm rotation, unless there are relevant audit-related issues.

Rationale: Because the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DWS believes that rotation of the actual audit firm would be costly and disruptive, unless DWS believes there are significant audit-related issues.

D.	Transaction of Other Business

DWS policy is to vote “Against” transaction of other business proposals.

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Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

DWS Policy is to vote “Against” proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

DWS policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

DWS policy is to support Management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

DWS Policy is to vote “For” Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

DWS policy is to follow Management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation’s Board of Directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for Directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DWS could vote “For” staggered Boards of closed-end investment companies, although DWS generally votes “Against” staggered Boards for operating companies. Further, the manner in which DWS votes investment company proxies may differ from proposals for which a DWS-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DWS will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

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Note: With respect to the Deutsche Central Cash Management Government Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Deutsche Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

The above guidelines pertain to issuers organized in the United States and Canada. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

IX.	Proxy Voting Guidelines With Application For Holdings Incorporated In Europe

A.	Remuneration (Variable Pay)

Executive remuneration for Management Board

DWS policy is to vote “For” Management Board remuneration that is transparent and linked to results.

Rationale: Executive compensation should motivate Management and align the interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when Management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when Management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay, and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

DWS policy is to vote “For” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

B.	Long-Term Incentive Plans

DWS policy is to vote “For” long-term incentive plans for members of a Management Board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

1.	Directly align the interests of members of Management Boards with those of shareholders;

2.	Establish challenging performance criteria to reward only above average performance;

3.	Measure performance by total shareholder return in relation to the market or a range of comparable companies;

4.	Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and

5.	Do not allow a repricing of the exercise price in stock option plans.

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C.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

DWS policy is to vote “For” proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.

Rationale: We consider a strong, independent, and knowledgeable Supervisory Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.

Supervisory Board Members must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

D.	Establishment of a Remuneration Committee

DWS policy is to vote “For” proposals that require the establishment of a Remuneration Committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The Remuneration Committee shall not comprise any Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

E.	Management Board Election and Motion

DWS policy is to vote “Against”:

1.	The election of Board members with positions on either Remuneration or Audit Committees;

2.	The election of Supervisory Board members with too many Supervisory Board mandates; and

3.	“Automatic” election of former Board members into the Supervisory Board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are – subject to applicable laws and regulations – accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

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